UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund’s investments in fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations.

The Goldman Sachs Variable Insurance Trust — Equity Index Fund invests in a broadly diversified portfolio of large-cap U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

The Goldman Sachs Variable Insurance Trust — Government Income Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

The Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

MARKET REVIEW

Market Review

Investor sentiment shifted from optimism about a global economic recovery to heightened uncertainty during the six months ended June 30, 2010 (the “Reporting Period”).

U.S. consumer spending increased steadily during the first quarter of 2010, and European confidence in the economic outlook improved. As a sign of a more sustained U.S. economic recovery, the Federal Reserve (the “Fed”) began to scale back the support programs it had established to enhance liquidity in the credit markets and also raised the discount rate, which is the rate it charges to banks for short-term loans. Still, concerns over Greece’s debt troubles hung over first quarter financial markets.

In late April, concerns over Europe’s sovereign debt issues intensified. The U.S. economy continued its recovery, but growth momentum appeared to be stalling as the boost from fiscal stimulus and inventory restocking began to fade. Additionally, investors increasingly focused on the potential impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam. The Fed suggested that “financial conditions have become less supportive of economic growth,” while first quarter Gross Domestic Product (“GDP”) was revised down slightly from 3.0% to 2.7%. Consumer confidence fell sharply in June, and private sector payroll growth was weaker than expected.

EQUITY MARKETS

U.S. equities advanced during the first quarter of 2010, overcoming a weak start in January with modest gains in February and strong performance in March. While this marked the fourth consecutive quarter of gains for U.S. equities, underlying economic data and sentiment were less encouraging. Stronger personal spending and retail sales figures released during the quarter jump-started consumer-related stocks. Continued positive numbers from several key manufacturing surveys lifted industrial stocks. Indeed, increasing cash flow, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits across a wide spectrum of equity market sectors.

Investor sentiment, however, turned sharply in April. Particularly hard hit were financial stocks. In the U.S., significant financial reform legislation neared final stages, leading investors to contemplate the possible effect on earnings multiples of a number of large banks that might be forced to spin off or limit ownership in highly profitable businesses. To add pressure to an already volatile backdrop, U.S. equity markets were doused with a number of disappointing economic readings at the end of June. Fears that Chinese, and therefore global, demand might be slowing hit commodity prices and their stocks, while high crude oil inventory levels and BP’s disastrous oil spill in the Gulf of Mexico further pressured energy stocks.

FIXED INCOME MARKETS

During the first quarter of 2010, interest rates rose as market participants priced in a more optimistic outlook on global growth. The trend reversed itself in the second quarter. Rates declined sharply in May on worries about fiscal conditions in peripheral European countries, uncertainties about financial regulation reform and the outlook for China’s economic growth, which all contributed to a flight to quality and an increase in global risk premiums. The 10-year Treasury yield, which began the Reporting Period at 3.83%, fell to 2.93% — its lowest level in more than a year. Short-term rates remained anchored.

MARKET REVIEW

Within spread, or non-Treasury, sectors, performance was mixed. Because of relatively strong economic growth during the first quarter, risk premiums declined temporarily and most sectors underperformed Treasuries during the second quarter. During the Reporting Period as a whole, however, agency mortgage-backed securities (MBS) outperformed duration-equivalent Treasuries by more than 70 basis points. (A basis point is equal to 1/100th of a percentage point.) Despite heightened volatility driven by the buyback of delinquent loans by government-sponsored agencies and the Fed’s exit from the agency MBS purchase program, the sector continued to perform well amid strong technicals and subdued prepayments. Commercial mortgage-backed securities (CMBS) outperformed duration-equivalent Treasuries during the Reporting Period by more than 700 basis points, while investment grade corporate bonds underperformed by approximately 110 basis points. Within the corporate bond sector, financials underperformed the Barclays Capital U.S. Aggregate Bond Index during the second half of the Reporting Period, driven primarily by the banking industry amid heightened uncertainties surrounding financial regulation reform.

High yield corporate bonds had a strong first quarter, characterized by subdued defaults and strong inflows. In May, however, these bonds experienced a significant correction, and the fixed income sector slightly underperformed duration-equivalent Treasuries during the Reporting Period as a whole.

Similarly, non-agency MBS, which experienced strong performance during the first quarter, weakened in May in response to broad risk aversion. Nevertheless, in our view, their loss-adjusted valuations remained the most compelling among non-Treasury sectors.

Looking Ahead

EQUITY MARKETS

We maintained, at the end of the Reporting Period, a cautiously optimistic view ahead on the U.S. economy, though we recognized that the path to recovery may occur at an uneven pace. Further, many of the headwinds to recovery had already been discounted in the U.S. equity market by the end of the Reporting Period, so we believe the risk/reward trade-off is an overall positive over the longer term. Amidst a challenging macroeconomic backdrop that includes earnings volatility, regulatory uncertainty and high unemployment, we remained encouraged by data points at the company level. Whereas earnings improvements during the Reporting Period were primarily driven by cost cutting, we believe revenues are beginning to stabilize. In our view, corporate profits appear to be improving, and management teams are more positive. High cash levels and strong balance sheets bode well, in our view, for capital expenditures — the fuel for longer-term growth.

FIXED INCOME MARKETS

Although we expect the U.S. economic recovery to continue, we have reduced our forecast for 2010 GDP growth from 3.3% to an annualized rate of approximately 3% . Inventories and fiscal stimulus have provided much of the support for growth to date, and both are nearing the point where their positive growth impact may begin to lessen. Meanwhile, consumer and business confidence have fallen. In addition, companies continue to hold significant amounts of cash on their balance sheets, which could drive sustainable growth only if the corporate sector has the confidence to increase investment and hiring. As fiscal stimulus and inventory replacement fade as sources of growth, we think business

MARKET REVIEW

investment remains the primary source of upside potential in the U.S. economy. Because of the weaker economic outlook, as well as disinflationary pressures, we expect the Fed to keep the targeted federal funds rate on hold well into 2011.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

How did the Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund (the “Fund”) perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return, without sales charges, of 5.54%. These returns compare to the 5.33% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund benefited from our cross-sector, currency and country strategies. Also particularly advantageous was our issue selection among collateralized debt and government and agency bonds. The Fund’s overweighted exposure, relative to the Barclays Index, to non-agency mortgage backed securities (MBS) further added to returns. However, an underweighted exposure to commercial mortgage-backed securities (CMBS) was a slight detractor.

Which fixed income market sectors contributed the most to Fund performance?

The Fund’s overweighted exposure to non-agency MBS was a significant contributor to its relative performance. Issue selection within the sector also added value. Despite the high volatility and weakness in the housing markets typical of the winter season, non-agency MBS rallied during the first quarter of 2010 on supportive technicals and improving fundamentals. A proposed modification of the Home Affordable Modification Program (HAMP), which could help restore homeowner equity and reduce foreclosures, also helped support non-agency residential MBS prices. Although prices softened when risk aversion broadened during May, fundamental credit trends continued to improve and technical factors remained highly supportive.

What sectors detracted from the Fund’s performance?

The Fund’s spread widening position in U.S. Treasury swaps was the largest detractor from relative results. Spreads, or the difference in yields between these securities and duration-equivalent Treasuries, tightened significantly during March, largely because of market technicals. An underweighted position in CMBS relative to the Barclays Index was also a drag on performance.

How did duration positioning decisions affect the Fund’s performance?

The Fund’s shorter duration position compared to the Barclays Index detracted from its relative results. The position, which resulted from the Fund’s underweighted position in medium- to longer-term maturities on the yield curve, or spectrum of maturities, hampered relative results as interest rates declined during the second quarter. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

What changes did you make to the Fund’s weightings during the Reporting Period and why?

Based on our view of interest rates, we tactically shifted the Fund’s duration position from shorter than the Barclays Index at the beginning of the Reporting Period to longer than the Barclays Index in March and then back again to a comparatively shorter duration by the end of the Reporting Period. Also, we moved from a neutral position relative to the Barclays Index to an underweighted position in CMBS. In response to the market stress sparked by the European debt crisis, we decreased the Fund’s corporate basis exposure, which is generally defined as an investment position that bets on spread tightening between cash bonds and their synthetic counterparts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight government and agency securities relative to the Barclays Index. The Fund was more modestly overweight collateralized mortgage obligations (CMOs) and investment-grade corporate bonds. The Fund was significantly underweight residential MBS, particularly mortgage pass-throughs. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. The Fund was slightly underweight emerging markets debt compared to the Barclays Index at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

We are targeting a shorter duration than the Barclays Index for the Fund. In our opinion, the market has priced in an overly pessimistic outlook for U.S. growth. That said, we do believe moderately-paced economic growth is likely to push bond yields higher. We expect to maintain an underweighted position in agency MBS, as we believe their valuations are expensive relative to Treasuries. Market prepayment expectations have also remained muted, and we see risk to the upside.

Despite the strong rally in the non-agency mortgage market, we continue to see opportunities in the senior tranches of distressed securities backed by Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers, and option adjustable-rate mortgages (ARMs), which give borrowers payment options. We believe these securities remain attractively priced, even under extremely conservative default and recovery assumptions.

FUND BASICS

Core Fixed Income Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Service	15.05%	4.72%	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.67%	0.79%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

3 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
4 Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
5 “Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis
Below, State Street Funds Management, Inc. (“SSgA”), the Fund’s Sub-adviser, discusses the Fund’s performance and positioning for the Reporting Period.

How did the Goldman Sachs Variable Insurance Trust — Equity Index Fund (the “Fund”) perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of, without sales charges, −6.58%. This return compares to the −6.65% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (the “S&P 500 Index”) (with dividends reinvested), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

All ten sectors in the S&P 500 Index lost ground during the Reporting Period. That said, the three sectors that declined least were information technology, financials and energy. The industries that held up best were diversified financial services, computers and peripherals, pharmaceuticals, software and oil, gas and consumable fuels.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

The telecommunication services, materials and utilities sectors were weakest. The industries that declined most were diversified consumer services, life sciences tools and services, construction materials, real estate management and development and thrifts and mortgage finance.

Which individual stocks were the top performers, and which were the greatest detractors?

The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was information technology at a weighting of 18.75%, and it provided all three of the Reporting Period’s top performers — Microsoft, Cisco Systems and Oracle. Other contributors were Exxon Mobil and JPMorgan Chase.

Detractors from S&P 500 Index and Fund returns included Newmont Mining, Berkshire Hathaway, The Gap, H&R Block and Intercontinental Exchange.

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Nine stocks were removed from the S&P 500 Index during the Reporting Period. They included Questar, XTO Energy, BJ Services, Black & Decker, IMS Health, Pepsi Bottling Group, Burlington Northern Santa Fe, Affiliated Computer Services and Sun Microsystems.

There were also nine additions to the S&P 500 Index during the Reporting Period. They were QEP Resources, CarMax, Cerner, ONEOK, Helmerich & Payne, Discovery Communications, Berkshire Hathaway B, Urban Outfitters and NRG Energy.

What is your Fund strategy for the months ahead?

In keeping with the Fund’s investment objective, we will seek to achieve investment results that correspond to the aggregate price and yield performance of the S&P 500 Index, which measures the investment returns of large capitalization stocks.

FUND BASICS

Equity Index Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Service	14.18%	-2.96	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.54%	0.68%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.1%	Energy
Apple, Inc.	2.4	Technology Hardware & Equipment
Microsoft Corp.	1.9	Software & Services
The Procter & Gamble Co.	1.8	Household & Personal Products
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences
International Business Machines Corp.	1.7	Technology Hardware & Equipment
General Electric Co.	1.6	Capital Goods
JPMorgan Chase & Co.	1.5	Diversified Financials
Bank of America Corp.	1.5	Diversified Financials
AT&T, Inc.	1.5	Telecommunication Services

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATIONS AS OF 6/30/104

4 The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the Reporting Period.

How did the Goldman Sachs Variable Insurance Trust — Government Income Fund (the “Fund”) perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of, without sales charges, 4.76%. These returns compare to the 4.96% cumulative total return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (the “Barclays Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s shorter duration position compared to the Barclays Index detracted from its relative results. The position, which resulted from the Fund’s underweighted position in medium to longer-term maturities on the yield curve, or spectrum of maturities, hampered relative results as interest rates declined during the second quarter. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Which fixed income market sectors contributed the most to Fund performance?

Issue selection within agency mortgage-backed securities (MBS) added to the Fund’s relative results. We believed that the implementation of new accounting rules would create incentives for government-sponsored enterprises (GSE) to accelerate their buyouts of delinquent loans, negatively impacting the higher coupon Fannie Mae and Freddie Mac MBS that generally have less creditworthy borrowers. The Fund benefited from its underweighted position in these higher coupon Fannie Mae and Freddie Mac MBS in the heightened prepayment volatility that followed the February announcement of the GSE purchase program.

The Fund’s overweighted exposure relative to the Barclays Index to non-agency MBS was also a contributor to its relative performance. Issue selection within the sector also added value. Despite the high volatility and weakness in the housing markets typical of the winter season, non-agency MBS rallied during the first quarter on supportive technicals and improving fundamentals. A proposed modification of the Home Affordable Modification Program (HAMP), which could help restore homeowner equity and reduce foreclosures, also helped support non-agency residential MBS prices. Although prices softened when risk aversion broadened during May, fundamental credit trends continued to improve and technical factors remained highly supportive.

The Fund’s exposure to commercial mortgage-backed securities (CMBS) also contributed to relative performance during the Reporting Period.

What sectors detracted from the Fund’s performance?

The Fund’s spread widening position in U.S. Treasury swaps was the largest detractor from its relative results. Spreads, or the difference in yields between these securities and duration-equivalent Treasuries, tightened significantly during March, largely because of market technicals. Issue selection among asset-backed securities (ABS) also hampered relative progress.

How did duration positioning decisions affect the Fund’s performance?

As mentioned, the Fund’s short duration positioning compared to the Barclays Index, through a modest position in the medium- to long-term end of the yield curve, detracted from performance.

What changes did you make to the Fund’s weightings during the Reporting Period and why?

Based on our view of interest rates, we tactically shifted the Fund’s duration position from shorter than the Barclays Index at the beginning of the Reporting Period to longer than the Barclays Index in March and then back again to a comparatively shorter duration by the end of the Reporting Period. Also, we moved from a neutral position relative to the Barclays Index to an underweighted position in CMBS.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

The Fund maintained a significantly underweighted allocation to U.S. Treasuries relative to the Barclays Index because we expect these securities to underperform spread, or non-Treasury, sectors in the near term. The Fund had an overweighted exposure to agency securities compared to the Barclays Index but an underweighted position in mortgage pass-throughs. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. The Fund also had small allocations to non-agency adjustable-rate mortgages (ARMs), collateralized mortgage obligations (CMOs) and ABS, which are not represented in the benchmark.

What is the Fund’s tactical view and strategy for the months ahead?

We are targeting a short duration position compared to the Barclays Index. In our opinion, the market has priced in an overly pessimistic outlook for U.S. growth. That said, we do believe moderately-paced economic growth is likely to push bond yields higher. We expect to maintain an underweighted position in agency MBS, as we believe their valuations are expensive relative to Treasuries. Market prepayment expectations have also remained muted, and we see risk to the upside.

Despite the strong rally in the non-agency mortgage market, we continue to see opportunities in the senior tranches of distressed securities backed by Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers, and option ARMs, which give borrowers payment options. We believe these securities continue to remain attractively priced, even under extremely conservative default and recovery assumptions.

FUND BASICS

Government Income Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Service	9.10%	5.71%	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	0.81%	1.05%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

3 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investments in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
4 Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
5 “Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Management Team discusses the Fund’s performance and positioning for the Reporting Period.

How did the Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund (the “Fund”) perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of, without sales charges, −4.97%. This compares to the −3.31% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance relative to the Russell Index was largely the result of stock selection.

Which equity market sectors most significantly affected Fund performance?

Our bottom-up approach focuses on security selection and, as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the energy sector and an underweighted position in utilities relative to the Russell Index added to Fund results. Positions in the information technology and consumer staples sectors detracted.

What were some of the Fund’s best-performing individual stocks?

Netflix was the top contributor to the Fund’s relative performance, as it reported better-than-expected earnings. The company announced that it added more than 1.5 million subscribers and subsequently raised its full- year earnings guidance. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers continued to drive new business. The service is available via a Roku receiver box and Sony’s BRAVIA line of Internet capable high-definition televisions, as well as the Microsoft Xbox 360, Sony Playstation 3, and Nintendo Wii video game consoles.

Shares of Amylin Pharmaceuticals rose during the Reporting Period as investors gained confidence that the Federal Drug Administration (FDA) would approve diabetes drug Byetta Long-Acting-Release (LAR). A competing drug, liraglutide, also received FDA approval, suggesting that Byetta LAR — which has shown fewer negative side effects — could also be approved.

Core Laboratories also contributed to the Fund’s relative performance. The company provides field analytics to the oil and gas industry, including fracturing analysis and simulation technologies used to determine the quality and size of natural gas formations. Its shares rose after Congress increased the regulation of fracturing, boosting the importance of effective pre-fracturing analysis. Core Laboratories has been a leading provider of these services and, in our view, was well positioned to benefit from growth of the U.S. natural gas exploration industry.

Which individual stocks detracted significantly from the Fund’s performance during the Reporting Period?

A top detractor during the Reporting Period was FormFactor, which designs and manufactures wafer probe cards used for testing semiconductor chips. Although the company has consistently generated revenue in line with market expectations, its shares traded down on concern that higher-than-expected supply chain costs could push margins lower. In response to these near-term challenges and in order to return to profitability, FormFactor has reorganized its management team. We believe the company has a strong balance sheet with a significant amount of cash, which should help it engineer a turnaround and reduce its long-term cost structure.

Electronic payments processor Global Payments also hampered the Fund’s relative results. Although the company reported higher-than-expected earnings, its revenues from Canada — an important market — were weak. The company also provided lower 2010 earnings guidance. On the positive side, its U.S. sales stabilized following the recession, and the company’s Asian operations experienced strong volume growth. We continue to have significant conviction in Global Payments and

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

expect it to use its solid balance sheet to continue its international growth. We took advantage of weakness in its stock price to add to the Fund’s position.

Shares of Equinix sold off during the Reporting Period, as investors were nervous about the company’s exposure to Europe. In our view, this was short-term “noise.” The company’s core data center business remained robust and should continue to strengthen with its recent acquisition of Switch & Data, a company that provides network-neutral data centers and Internet exchange services to network-centric businesses. At the end of the Reporting Period, we believed Equinix remained well-positioned to benefit from a number of secular trends, including cloud computing (that is, Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid), demand for optimized network performance and mobile data.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, the Fund purchased NetApp, which develops data storage hardware and software for enterprise clients. We believe NetApp has a strong competitive position in an industry benefiting from several growth trends such as virtualization. We expect these trends to increase demand for the company’s storage products. NetApp specializes in external networked storage, which has taken — and in our view, will continue to take — market share from direct attached products. We also think the company’s storage devices are easier to buy, install and manage than competing products. As a result, we believe NetApp is poised to gain market share as companies increase corporate information technology spending.

In the consumer discretionary sector, the Fund bought apparel company Phillips-Van Heusen. We believe the company has a high quality brand portfolio, including Calvin Klein, IZOD and Tommy Hilfiger, and licenses for other brands such as NAUTICA and Timberland. Recently, the company has increased its focus on international expansion. Many international apparel markets are less consolidated than those in the U.S., which, in our view, should provide Phillips-Van Heusen with opportunities to expand its margins and grow revenue.

The Fund sold Apollo, which provides private education programs at the undergraduate, graduate and doctoral levels through the Internet and on campuses. We continue to believe that Apollo is a high-quality growth business that can benefit from the increasing demand for online courses. However, we decided to sell the position because of near-term uncertainty about potential government regulations that could affect Apollo’s long-term business.

The Fund also eliminated its position in Coach. Shares of Coach have meaningfully appreciated since 2009, reducing the stock’s valuation discount. With the stock price reflecting a better fundamental outlook for Coach, we decided to sell the name in favor of positions with higher potential upside.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to its benchmark index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the financials, energy, telecommunication services and consumer staples sectors. The Fund had smaller weightings relative to the Russell Index in the industrials, materials, information technology, health care, utilities and consumer discretionary sectors at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

As we consider the U.S. equity market going forward, we believe stock prices will be driven by company-specific fundamentals, specifically free cash flow and margin structures. Further, in our view, the dramatic cost cutting that occurred in 2009 should provide certain companies with significant operating leverage. Our research efforts continue to be focused on companies that can grow revenue by gaining market share and on determining whether those companies’ cost cutting was sustainable or transient. We believe it will continue to be a stock-picker’s market and, therefore, that an investment manager’s ability to identify and purchase those companies best poised for earnings and free cash flow growth will be an important component of investment returns. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

FUND BASICS

Growth Opportunities Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Service	22.71%	1.96%	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Service	1.18%	1.43%

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

St. Jude Medical, Inc.	2.5%	Health Care Equipment & Services
Global Payments, Inc.	2.5	Software & Services
Ecolab, Inc.	2.4	Materials
American Tower Corp. Class A	2.3	Telecommunication Services
Polo Ralph Lauren Corp.	2.2	Consumer Durables & Apparel
Iron Mountain, Inc.	2.2	Commercial & Professional Services
Cameron International Corp.	2.2	Energy
Equinix, Inc.	2.2	Software & Services
Bed Bath & Beyond, Inc.	2.1	Retailing
Northern Trust Corp.	2.1	Diversified Financials

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATIONS AS OF 6/30/104

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date		Value

Corporate Obligations – 16.9%

Banks – 4.5%
Bank of America Corp.
	$200,000	5.750%	12/01/17		$206,645
	150,000	5.625	07/01/20		150,809
BBVA Bancomer SA(a)
	425,000	7.250	04/22/20		429,619
Citigroup, Inc.
	225,000	6.375	08/12/14		239,407
	600,000	5.000	09/15/14		600,060
Credit Agricole SA(a)(b)(c)
	200,000	8.375	12/31/49		189,000
Discover Bank
	575,000	8.700	11/18/19		636,000
Fifth Third Bank(b)
	300,000	0.546	05/17/13		281,696
JPMorgan Chase Capital XXV Series Y
	275,000	6.800	10/01/37		271,196
Merrill Lynch & Co., Inc.
	325,000	6.400	08/28/17		339,099
	450,000	6.875	04/25/18		479,907
Morgan Stanley & Co.
	275,000	5.750	08/31/12		288,273
	400,000	5.950	12/28/17		405,942
	450,000	6.625	04/01/18		471,331
	100,000	5.625	09/23/19		96,651
PNC Bank NA
	225,000	6.875	04/01/18		254,066
Resona Bank Ltd.(a)(b)(c)
	775,000	5.850	09/29/49		732,426
Santander Issuances SA(a)(b)
	200,000	5.805	06/20/16		193,665
The Bear Stearns Companies, LLC
	500,000	7.250	02/01/18		583,871
The Royal Bank of Scotland Group PLC(a)
	425,000	4.875	08/25/14		426,238
US Bank NA(b)
EUR	250,000	4.375	02/28/17		302,958
Wachovia Bank NA
	$250,000	7.800	08/18/10		251,983
	300,000	6.600	01/15/38		327,874

					8,158,716

Chemicals – 0.3%
The Dow Chemical Co.
	500,000	7.600	05/15/14		575,490

Consumer Products – 0.2%
Whirlpool Corp.
	125,000	8.000	05/01/12		137,143
	175,000	8.600	05/01/14		206,700

					343,843

Electric – 1.1%
Arizona Public Service Co.
	250,000	6.375	10/15/11		263,823
	225,000	6.250	08/01/16		249,046
CenterPoint Energy, Inc. Series B
	1,000,000	7.250	09/01/10		1,008,176

Progress Energy, Inc.
	350,000	7.000%	10/30/31		412,361

					1,933,406

Energy – 1.1%
Dolphin Energy Ltd.(a)
	230,232	5.888	06/15/19		235,301
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
	250,000	5.500	09/30/14		266,846
Suncor Energy, Inc.
	250,000	6.100	06/01/18		282,716
Talisman Energy, Inc.
	325,000	7.750	06/01/19		398,546
Transocean, Inc. Series B
	975,000	1.500	12/15/37		865,313

					2,048,722

Food & Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc.
	400,000	7.200	01/15/14	(a)	459,934
	225,000	4.125	01/15/15		235,536
	150,000	7.750	01/15/19	(a)	182,064
Kraft Foods, Inc.
	275,000	6.125	08/23/18		310,703
	225,000	6.500	02/09/40		250,851
Wm. Wrigley Jr. Co.(a)
	150,000	3.700	06/30/14		151,718

					1,590,806

Healthcare – 0.7%
Agilent Technologies, Inc.
	550,000	5.500	09/14/15		591,972
Boston Scientific Corp.
	225,000	4.500	01/15/15		221,025
	150,000	6.000	01/15/20		148,924
Covidien International Finance SA
	225,000	4.200	06/15/20		230,089

					1,192,010

Life Insurance – 1.0%
MetLife Capital Trust X(a)(b)(c)
	300,000	9.250	04/08/38		324,000
Prudential Financial, Inc.
	575,000	3.875	01/14/15		579,271
Symetra Financial Corp.(a)(b)
	325,000	8.300	10/15/37		278,033
The Northwestern Mutual Life Insurance Co.(a)
	600,000	6.063	03/30/40		643,223

					1,824,527

Media Cable – 0.3%
Comcast Corp.
	425,000	6.450	03/15/37		458,456

Media Non-Cable – 0.1%
WPP Finance UK
	206,000	8.000	09/15/14		238,058

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Media Non-Cable – (continued)

Metals and Mining – 0.7%
Anglo American Capital PLC(a)
$100,000	9.375%	04/08/14	$119,543
225,000	9.375	04/08/19	289,394
Freeport-McMoRan Copper & Gold, Inc.
418,000	8.375	04/01/17	459,800
Teck Resources Ltd.
300,000	10.750	05/15/19	364,500

			1,233,237

Non-Captive Financial – 0.1%
General Electric Co.
150,000	5.250	12/06/17	163,419

Paper – 0.2%
International Paper Co.
325,000	7.500	08/15/21	378,413

Pharmaceuticals – 0.2%
Watson Pharmaceuticals, Inc.
325,000	5.000	08/15/14	348,487

Pipelines – 2.3%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	625,412
DCP Midstream LLC(a)
280,000	9.750	03/15/19	360,115
El Paso Pipeline Partners Operating Co. LLC
150,000	6.500	04/01/20	153,000
Energy Transfer Partners LP
450,000	5.950	02/01/15	481,229
Enterprise Products Operating LLC
175,000	5.000	03/01/15	185,697
550,000	6.650	04/15/18	618,893
Tennessee Gas Pipeline Co.
150,000	8.000	02/01/16	174,351
200,000	8.375	06/15/32	233,986
The Williams Companies, Inc.
325,000	8.750	03/15/32	383,360
TransCanada Pipelines Ltd.(b)
325,000	6.350	05/15/67	289,250
Valmont Industries, Inc.
375,000	6.625	04/20/20	382,208
Williams Partners Finance Corp.
350,000	7.250	02/01/17	399,318

			4,286,819

Property/Casualty Insurance – 1.4%
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	369,438
Axis Specialty Finance LLC
400,000	5.875	06/01/20	383,290
Endurance Specialty Holdings Ltd.
150,000	6.150	10/15/15	160,769
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	604,319
QBE Insurance Group Ltd.(a)
225,000	9.750	03/14/14	271,990

Transatlantic Holdings, Inc.
225,000	8.000	11/30/39	227,216
ZFS Finance USA Trust IV(a)(b)(c)
675,000	5.875	05/09/32	596,882

			2,613,904

Real Estate Investment Trusts – 1.2%
Developers Diversified Realty Corp.
275,000	7.500	04/01/17	266,750
Duke Realty LP
350,000	5.950	02/15/17	362,007
HCP, Inc.
150,000	6.000	01/30/17	153,228
Healthcare Realty Trust, Inc.
300,000	6.500	01/17/17	322,542
ProLogis
100,000	2.250	04/01/37	94,125
175,000	1.875	11/15/37	157,063
Simon Property Group LP
350,000	10.350	04/01/19	465,047
Westfield Capital Corp. Ltd.(a)
225,000	4.375	11/15/10	227,442
Westfield Group(a)
75,000	5.400	10/01/12	79,495
125,000	7.500	06/02/14	141,658

			2,269,357

Tobacco – 0.1%
Altria Group, Inc.
125,000	9.700	11/10/18	158,117

Wireless Telecommunications – 0.1%
Rogers Cable, Inc.
200,000	7.875	05/01/12	222,297

Wirelines Telecommunications – 0.4%
Qwest Corp.
150,000	8.375	05/01/16	163,875
Telecom Italia Capital SA
300,000	4.875	10/01/10	302,220
Telefonica Europe BV
300,000	7.750	09/15/10	303,752

			769,847

TOTAL CORPORATE OBLIGATIONS
(Cost $29,773,936)			$30,807,931

Mortgage-Backed Obligations – 37.3%

Adjustable Rate Non-Agency(b) – 2.8%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$34,374	2.613%	04/25/34	$31,182
Countrywide Alternative Loan Trust Series 2005-38, Class A1
294,281	1.921	09/25/35	170,716

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)

Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
$126,161	3.416%	02/19/34	$106,098
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
22,471	3.479	11/20/34	17,410
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
543,823	5.185	09/25/35	435,873
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,122,947	0.557	05/25/46	589,548
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
463,197	3.547	07/25/35	421,030
Lehman XS Trust Series 2005-7N, Class 1A1A
446,959	0.617	12/25/35	267,368
Mastr Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
669,476	1.271	12/25/46	211,110
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
54,244	2.469	05/25/34	50,646
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
24,729	2.548	09/25/34	21,412
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
1,714,243	0.463	07/25/36	1,638,157
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
33,989	2.709	06/25/34	33,111
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
689,478	1.121	03/25/47	378,892
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR10, Class 5A3
958,307	5.462	07/25/36	764,229

			5,136,782

Collateralized Mortgage Obligations – 2.6%
Interest Only(b)(d) – 0.0%
FNMA REMIC Series 2004-71, Class DI
416,204	0.000	04/25/34	2,707

Planned Amortization Class – 1.7%
FNMA REMIC Series 2003-92, Class PD
2,983,411	4.500	03/25/17	3,083,587

Regular Floater(b) – 0.9%
FHLMC REMIC Series 2005-3038, Class XA(e)
31,224	0.000	09/15/35	30,746
FHLMC REMIC Series 2007-3275, Class UF(e)
27,070	0.000	02/15/37	26,482
FHLMC REMIC Series 2007-3342, Class FT
1,067,930	0.800	07/15/37	1,063,802
FNMA REMIC Series 2006-68, Class FM
481,616	0.797	08/25/36	480,337

FNMA REMIC Series 2007-56, Class GY(e)
14,489	0.000	06/25/37	14,129

			1,615,496

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$4,701,790

Commercial Mortgage-Backed Securities – 5.2%
Adjustable Rate Non-Agency(b) – 0.7%
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
$1,200,000	5.924%	05/15/43	$1,265,836

Sequential Fixed Rate – 4.5%
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
1,052,000	5.223	08/15/48	1,021,135
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,833,246
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,539,996
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,830,431

			8,224,808

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$9,490,644

Federal Agencies – 26.7%
Adjustable Rate FHLMC(b) – 2.0%
$1,958,481	4.845%	09/01/35	$2,046,391
1,487,403	4.677	10/01/35	1,564,924

			3,611,315

Adjustable Rate FNMA(b) – 1.8%
658,328	2.216	05/01/33	680,296
1,066,385	2.593	05/01/35	1,112,805
1,340,090	4.040	09/01/35	1,406,096

			3,199,197

FHLMC – 6.1%
1,212	7.000	08/01/10	1,229
5,709	7.000	11/01/11	5,915
4,378	7.000	12/01/11	4,537
37,421	7.500	06/01/15	40,626
162,882	7.000	07/01/16	175,811
722,821	5.500	02/01/18	785,004
60,084	5.500	04/01/18	65,253
44,019	4.500	05/01/18	46,924
25,842	4.500	06/01/18	27,547
63,262	4.500	09/01/18	67,437
100,743	5.500	09/01/18	109,410
80,555	4.500	10/01/18	85,871
32,546	4.500	01/01/19	34,693
29,112	4.500	03/01/19	31,033
11,147	9.500	08/01/19	12,336

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$761	9.500%	08/01/20	$844
238,535	6.500	10/01/20	263,911
37,481	4.500	07/01/24	39,747
27,500	4.500	09/01/24	29,095
367,281	4.500	11/01/24	388,900
48,721	4.500	12/01/24	51,637
69,329	6.000	03/01/29	76,454
900	6.000	04/01/29	992
47,942	7.500	12/01/29	53,472
428,051	7.000	05/01/32	475,599
1,563	6.000	08/01/32	1,718
225,048	7.000	12/01/32	250,047
47,935	5.000	12/01/35	50,862
55,555	6.000	09/01/37	61,041
82,125	6.000	02/01/38	90,363
78,773	5.000	04/01/38	83,620
323,876	6.000	07/01/38	356,106
59,793	6.000	10/01/38	65,876
19,664	6.000	11/01/38	21,553
453,242	5.000	03/01/39	481,197
1,208,902	5.000	04/01/39	1,283,467
398,589	5.000	05/01/39	424,170
2,213,283	5.000	06/01/39	2,353,005
655,233	5.000	07/01/39	696,122
62,429	5.000	08/01/39	66,435
962,841	4.500	09/01/39	1,002,671
292,654	4.500	10/01/39	304,364
291,583	5.000	10/01/39	309,808
292,649	5.000	12/01/39	311,431

			11,088,133

FNMA – 15.9%
18,592	6.000	08/01/13	20,153
98,950	7.500	08/01/15	108,013
45,018	6.000	04/01/16	49,006
94,671	6.500	05/01/16	103,037
141,229	6.500	09/01/16	153,710
173,204	6.500	11/01/16	188,510
45,893	6.000	12/01/16	49,959
358,434	6.000	02/01/17	390,873
48,855	7.500	04/01/17	52,122
570,585	6.000	10/01/17	622,224
670,064	5.500	02/01/18	727,047
763,322	5.000	05/01/18	819,623
56,302	6.500	08/01/18	61,899
255,132	7.000	08/01/18	282,508
2,481,223	4.000	09/01/18	2,627,059
385,352	5.000	04/01/19	413,865
697,289	4.500	05/01/23	736,728
12,185	5.000	06/01/23	13,003
838,398	5.500	09/01/23	907,940
150,794	5.500	10/01/23	163,729
30,212	4.500	07/01/24	32,052
667,732	4.500	11/01/24	707,783
160,827	4.500	12/01/24	170,571
299	7.000	07/01/25	337

7,935	7.000	11/01/25	8,948
54,550	9.000	11/01/25	63,524
192,325	7.000	08/01/26	217,508
3,850	7.000	08/01/27	4,342
14,043	7.000	09/01/27	15,840
80,935	6.000	12/01/27	88,043
546	7.000	01/01/28	616
439,855	6.000	02/01/29	486,743
404,153	6.000	06/01/29	447,280
2,179	7.000	09/01/29	2,444
68,582	8.000	10/01/29	79,469
28,385	7.000	12/01/29	31,842
1,566	8.500	04/01/30	1,824
7,797	8.000	05/01/30	8,746
443	8.500	06/01/30	516
29,270	7.000	05/01/32	32,712
211,283	7.000	06/01/32	235,784
271,763	7.000	08/01/32	303,277
53,899	8.000	08/01/32	62,479
29,775	5.000	08/01/33	31,593
3,757	5.500	09/01/33	4,046
4,726	5.500	02/01/34	5,088
758	5.500	04/01/34	816
49,102	5.500	12/01/34	52,804
113,233	5.000	04/01/35	120,058
327,038	6.000	04/01/35	360,889
16,303	5.000	09/01/35	17,258
6,317	5.500	09/01/35	6,804
810	5.500	02/01/37	871
1,234	5.500	04/01/37	1,327
1,490	5.500	05/01/37	1,603
52,366	6.000	06/01/37	57,292
14,543	6.000	07/01/37	15,918
21,366	6.000	10/01/37	23,386
22,073	6.000	11/01/37	24,159
106,309	6.000	12/01/37	116,857
165,807	6.000	02/01/38	181,404
1,720	5.500	03/01/38	1,850
105,788	6.000	03/01/38	115,855
51,585	6.000	05/01/38	56,800
1,210	5.500	06/01/38	1,302
75,646	6.000	06/01/38	83,125
1,733	5.500	07/01/38	1,865
132,858	6.000	07/01/38	146,129
2,301	5.500	08/01/38	2,476
44,585	6.000	08/01/38	49,092
1,181	5.500	09/01/38	1,271
25,807	5.500	10/01/38	27,769
61,069	6.000	10/01/38	67,243
63,005	6.000	11/01/38	69,375
761	5.500	12/01/38	818
1,645,316	5.000	01/01/39	1,747,610
255,930	5.000	02/01/39	271,755
354,034	5.000	03/01/39	375,926
298,610	5.000	04/01/39	317,821
565,206	4.500	05/01/39	587,969

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$601,805	5.000%	05/01/39		$639,786
65,938	4.500	06/01/39		68,717
180,053	5.000	06/01/39		191,369
1,876,657	5.000	07/01/39		1,993,116
126,127	4.500	08/01/39		131,261
1,105,540	5.000	08/01/39		1,176,607
46,496	5.000	09/01/39		49,487
1,811,873	5.000	11/01/39		1,924,646
304,707	4.500	12/01/39		317,515
121,430	5.000	12/01/39		129,242
661,461	4.500	01/01/40		688,342
744,155	5.000	01/01/40		790,906
184,791	4.500	02/01/40		192,522
186,751	5.000	02/01/40		198,299
320,056	4.500	03/01/40		333,446
513,489	4.500	04/01/40		534,971
3,000,000	6.500	TBA-30yr	(f)	3,285,938

				29,088,082

GNMA – 0.9%
7,713	7.000	03/15/12		7,743
12,268	7.000	10/15/25		13,899
23,912	7.000	11/15/25		27,092
4,068	7.000	02/15/26		4,614
13,480	7.000	04/15/26		15,288
6,892	7.000	03/15/27		7,738
133,824	7.000	11/15/27		150,250
6,653	7.000	01/15/28		7,473
42,052	7.000	02/15/28		47,231
16,167	7.000	03/15/28		18,158
4,213	7.000	04/15/28		4,732
673	7.000	05/15/28		756
16,047	7.000	06/15/28		18,024
30,818	7.000	07/15/28		34,614
15,607	7.000	08/15/28		17,529
39,209	7.000	09/15/28		44,039
4,486	7.000	11/15/28		5,039
5,425	7.500	11/15/30		5,978
3,414	7.000	10/15/31		3,835
641	7.000	12/15/31		720
26,339	7.500	10/15/32		30,003
834,617	6.000	08/20/34		916,160
95,135	5.000	06/15/39		101,917
195,267	5.000	10/15/39		209,188

				1,692,020

TOTAL FEDERAL AGENCIES				$48,678,747

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $67,399,126)				$68,007,963

Agency Debentures – 1.6%

Tennessee Valley Authority
$700,000	4.375%	06/15/15		$774,014
2,000,000	5.375	04/01/56	(g)	2,272,080

TOTAL AGENCY DEBENTURES
(Cost $2,722,752)				$3,046,094

Asset-Backed Securities – 1.2%

Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$186,492	7.000%	09/25/37		$102,869
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
220,270	7.000	09/25/37		115,795

				218,664

Student Loan – 1.1%
College Loan Corp. Trust Series 2006-1, Class A3(b)
1,000,000	0.406	10/25/25		988,688
Goal Capital Funding Trust Series 2010-1, Class A(a)(b)
1,000,000	1.238	08/25/48		998,259

				1,986,947

TOTAL ASSET-BACKED SECURITIES
(Cost $2,378,931)				$2,205,611

Foreign Debt Obligations – 1.3%

Sovereign – 0.9%
Federal Republic of Brazil
$220,000	8.250%	01/20/34		$290,400
200,000	7.125	01/20/37		237,600
Province of Ontario, Canada
300,000	4.100	06/16/14		323,628
State of Qatar
260,000	5.150	04/09/14		279,240
560,000	5.250 (a)	01/20/20		583,800

				1,714,668

Supranational – 0.4%
North American Development Bank
700,000	4.375	02/11/20		731,930

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $2,313,323)				$2,446,598

Municipal Debt Obligations – 1.7%

California – 0.9%
California State Various Purpose GO Bonds Series 2009
$325,000	7.500%	04/01/34		$346,840
450,000	7.550	04/01/39		482,873

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – (continued)
California – (continued)

California State Various Purpose GO Bonds Series 2010
$140,000	7.950%	03/01/36	$147,055
575,000	7.625	03/01/40	621,270

			1,598,038

Missouri – 0.5%
Missouri Higher Education Loan Authority RB Asset-Backed Notes, Series 2010 A-1(b)(h)
971,131	1.447	11/26/32	984,206

New York – 0.3%
Rensselaer Polytechnic Institute Taxable Bonds, Series 2010
475,000	5.600	09/01/20	514,767

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,981,906)			$3,097,011

Government Guarantee Obligations – 14.0%

Achmea Hypotheekbank NV(a)(i)
$1,300,000	3.200%	11/03/14	$1,343,104
ANZ National (International) Ltd.(a)(i)
1,700,000	3.250	04/02/12	1,751,082
BRFkredit AS(a)(i)
1,700,000	2.050	04/15/13	1,730,517
Citigroup Funding, Inc.(j)
2,200,000	1.875	10/22/12	2,246,977
200,000	1.875	11/15/12	204,302
Commonwealth Bank of Australia(a)(i)
700,000	2.500	12/10/12	718,304
Danske Bank A/S(a)(i)
400,000	2.500	05/10/12	409,297
FIH Erhvervsbank A/S(a)(i)
400,000	2.000	06/12/13	402,525
General Electric Capital Corp.(j)
2,400,000	2.000	09/28/12	2,457,302
GMAC, Inc.(j)
3,000,000	1.750	10/30/12	3,056,459
KfW Banengueppe(i)
1,400,000	1.875	01/14/13	1,420,296
Landwirtschaftliche Rentenbank(i)
1,400,000	4.125	07/15/13	1,502,224
LeasePlan Corp. NV(a)(i)
1,000,000	3.000	05/07/12	1,028,506
Royal Bank of Scotland Group PLC(a)(i)
1,900,000	1.500	03/30/12	1,903,522
Swedbank AB(a)(i)
900,000	2.800	02/10/12	923,087
Swedish Housing Finance Corp.(a)(i)
300,000	3.125	03/23/12	310,434
U.S. Central Federal Credit Union(j)
600,000	1.250	10/19/11	605,724
Westpac Banking Corp.(a)(i)
2,000,000	3.250	12/16/11	2,057,180
1,200,000	1.900	12/14/12	1,207,969

Westpac Securities NZ Ltd.(a)(i)
200,000	2.500	05/25/12	204,576

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $25,097,006)			$25,483,387

U.S. Treasury Obligations – 14.8%

United States Treasury Bonds
$500,000	4.625%	02/15/40	$562,165
1,100,000	4.375	05/15/40	1,189,716
United States Treasury Inflation-Protected Securities
300,000	2.375	01/15/25	384,894
200,000	3.625	04/15/28	348,874
United States Treasury Notes
2,500,000	0.750	05/31/12	2,507,200
2,100,000	0.625	06/30/12	2,100,084
1,800,000	1.375	03/15/13	1,823,382
400,000	1.750	04/15/13	409,100
1,300,000	1.125	06/15/13	1,305,174
1,700,000	1.875	06/30/15	1,706,443
3,200,000	2.375	03/31/16	3,247,264
2,900,000	2.625	04/30/16	2,980,272
200,000	3.125	01/31/17	209,180
1,200,000	2.750	02/15/19	1,195,488
4,450,000	3.625	08/15/19	4,705,029
United States Treasury Principal-Only STRIPS(k)
3,400,000	0.000	11/15/21	2,275,655

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,177,916)			$26,949,920

Shares	Rate	Value

Short-term Investment(b) – 11.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
20,931,358	0.067%	$20,931,358
(Cost $20,931,358)

TOTAL INVESTMENTS – 100.3%
(Cost $179,776,254)		$182,975,873

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(561,487)

NET ASSETS – 100.0%		$182,414,386

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Rule 144A securities amounts to $22,170,748, which represents approximately 12.2% of net assets as of June 30, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,285,938, which represents approximately 1.8% of net assets as of June 30, 2010.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Maturity date disclosed is the next interest reset date.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $16,912,623, which represents approximately 9.3% of net assets as of June 30, 2010.

(j)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of the securities amounts to $8,570,764, which represents approximately 4.7% of net assets as of June 30, 2010.

(k)	Issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Forward Foreign Currency Exchange Contracts with Unrealized Gain

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Bank of America NA	EUR	Sale	9/15/10	$211,631	$108
	JPY	Purchase	9/15/10	215,069	2,069
Citibank NA	GBP	Purchase	9/15/10	213,656	827
	NZD	Purchase	9/15/10	155,370	354
Deutsche Bank Securities, Inc.	AUD	Sale	9/15/10	254,537	1,175
Royal Bank of Scotland	EUR	Purchase	9/15/10	212,854	57
	SEK	Sale	9/15/10	212,695	305
UBS AG	EUR	Sale	9/15/10	211,631	713
	SEK	Purchase	9/15/10	427,213	2,213
Westpac Banking Corp.	AUD	Sale	9/15/10	417,909	2,111
	EUR	Sale	9/15/10	422,038	1,782
	NZD	Sale	9/15/10	204,615	6,702

TOTAL					$18,416

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Forward Foreign Currency Exchange Contracts with Unrealized Loss

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Barclays Bank PLC	SEK	Sale	9/15/10	$220,223	$(8,223)
Citibank NA	EUR	Sale	9/15/10	422,039	(352)
	NZD	Purchase	9/15/10	207,684	(3,754)
Credit Suisse (International) Holding AG	EUR	Sale	7/15/10	203,400	(4,205)
Deutsche Bank Securities, Inc.	AUD	Sale	9/15/10	217,714	(7,580)
	AUD	Purchase	9/15/10	75,282	(401)
HSBC Bank PLC	EUR	Sale	9/15/10	214,077	(2,874)
	SEK	Purchase	9/15/10	209,339	(1,661)
Royal Bank of Canada	CAD	Purchase	9/15/10	203,747	(8,253)
	EUR	Purchase	9/15/10	842,854	(6,433)
	EUR	Sale	9/15/10	509,079	(1,289)
	JPY	Sale	9/15/10	219,593	(7,593)
State Street Bank & Trust Co.	CAD	Purchase	9/15/10	362,105	(8,601)
	SEK	Sale	9/15/10	330,790	(11,790)
Westpac Banking Corp.	AUD	Purchase	9/15/10	200,196	(9,372)
	NZD	Purchase	9/15/10	209,389	(147)

TOTAL					$(82,528)

Forward Foreign Cross Currency Exchange Contracts with Unrealized Gain (Purchase/Sale)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Gain

Bank of America NA	GBP/EUR	9/15/10	$217,747	$220,107	$2,360
Citibank NA	EUR/NOK	9/15/10	421,242	422,038	797
Credit Suisse (International) Holding AG	EUR/GBP	9/15/10	213,232	214,078	846
	GBP/EUR	9/15/10	214,078	214,973	896
JPMorgan Chase Bank NA	EUR/CAD	9/15/10	207,298	215,301	8,002
	JPY/EUR	9/15/10	214,078	219,782	5,704
UBS AG	CHF/EUR	9/15/10	777,496	824,821	47,325
Westpac Banking Corp.	CHF/AUD	9/15/10	212,708	226,396	13,688

TOTAL					$79,618

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Forward Foreign Cross Currency Exchange Contracts with Unrealized Loss (Purchase/Sale)

		Expiration	Purchase	Sale	Unrealized
Counterparty	Currency	Date	Current Value	Current Value	Loss

Barclays Bank PLC	NOK/JPY	9/15/10	$218,462	$214,290	$(4,172)
	SEK/EUR	9/15/10	150,045	149,895	(150)
Citibank NA	EUR/SEK	9/15/10	210,346	209,184	(1,161)
Credit Suisse (International) Holding AG	AUD/CHF	9/15/10	223,983	211,874	(12,109)
	EUR/CHF	9/15/10	432,565	422,039	(10,527)
HSBC Bank PLC	EUR/NOK	9/15/10	211,818	211,631	(187)
	EUR/SEK	9/15/10	211,617	210,408	(1,210)
JPMorgan Chase Bank NA	CAD/EUR	9/15/10	210,408	206,928	(3,480)
	NOK/EUR	9/15/10	404,297	399,664	(4,633)
Royal Bank of Canada	CAD/EUR	9/15/10	217,747	210,577	(7,171)
	EUR/JPY	9/15/10	220,308	216,524	(3,784)
UBS AG	EUR/AUD	9/15/10	219,164	216,524	(2,639)
	NOK/EUR	9/15/10	210,408	210,011	(396)
Westpac Banking Corp.	AUD/CHF	9/15/10	212,967	208,538	(4,430)

TOTAL					$(56,049)

FUTURES CONTRACTS — At June 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Euro-Bobl	71	September 2010	$10,497,690	$14,794
Eurodollars	1	December 2010	248,075	620
Eurodollars	1	March 2011	247,900	4,836
Eurodollars	1	June 2011	247,650	5,399
Eurodollars	1	September 2011	247,288	5,746
Eurodollars	1	December 2011	246,775	5,916
U.S. Treasury Bonds	69	September 2010	8,797,500	243,554
2 Year U.S. Treasury Notes	(2)	September 2010	(437,656)	(941)
5 Year U.S. Treasury Notes	(1)	September 2010	(118,352)	(165)
10 Year U.S. Treasury Notes	(20)	September 2010	(2,450,938)	(694)

TOTAL				$279,065

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%

Automobiles & Components – 0.6%
60,413	Ford Motor Co.*	$608,963
4,200	Harley-Davidson, Inc.	93,366
12,135	Johnson Controls, Inc.	326,067
4,800	The Goodyear Tire & Rubber Co.*	47,712

		1,076,108

Banks – 3.2%
12,600	BB&T Corp.	331,506
3,050	Comerica, Inc.	112,332
14,805	Fifth Third Bancorp	181,953
4,336	First Horizon National Corp.*	49,650
8,700	Hudson City Bancorp, Inc.	106,488
12,749	Huntington Bancshares, Inc.	70,629
15,300	KeyCorp	117,657
1,516	M&T Bank Corp.	128,784
9,100	Marshall & Ilsley Corp.	65,338
7,100	People’s United Financial, Inc.	95,850
9,257	PNC Financial Services Group, Inc.	523,021
21,525	Regions Financial Corp.	141,634
8,800	SunTrust Banks, Inc.	205,040
34,651	U.S. Bancorp	774,450
93,139	Wells Fargo & Co.	2,384,358
2,800	Zions Bancorporation	60,396

		5,349,086

Capital Goods – 7.7%
12,739	3M Co.	1,006,254
11,171	Caterpillar, Inc.	671,042
3,700	Cummins, Inc.	240,981
9,600	Danaher Corp.	356,352
7,479	Deere & Co.	416,431
3,401	Dover Corp.	142,128
2,900	Eaton Corp.	189,776
13,396	Emerson Electric Co.	585,271
2,500	Fastenal Co.	125,475
1,000	Flowserve Corp.	84,800
3,282	Fluor Corp.	139,485
7,006	General Dynamics Corp.	410,271
190,908	General Electric Co.	2,752,893
2,237	Goodrich Corp.	148,201
13,808	Honeywell International, Inc.	538,926
7,000	Illinois Tool Works, Inc.	288,960
3,400	ITT Corp.	152,728
2,300	Jacobs Engineering Group, Inc.*	83,812
2,000	L-3 Communications Holdings, Inc.	141,680
5,651	Lockheed Martin Corp.	421,000
6,500	Masco Corp.	69,940
5,392	Northrop Grumman Corp.	293,540
6,593	PACCAR, Inc.	262,863
2,100	Pall Corp.	72,177
2,948	Parker Hannifin Corp.	163,496
2,600	Precision Castparts Corp.	267,592
4,100	Quanta Services, Inc.*	84,665
6,676	Raytheon Co.	323,052
2,500	Rockwell Automation, Inc.	122,725
2,860	Rockwell Collins, Inc.	151,952
1,800	Roper Industries, Inc.	100,728

1,103	Snap-On, Inc.	45,124
5,100	Textron, Inc.	86,547
13,667	The Boeing Co.	857,604
16,814	United Technologies Corp.	1,091,397
1,133	W.W. Grainger, Inc.	112,677

		13,002,545

Commercial & Professional Services – 0.6%
2,100	Avery Dennison Corp.	67,473
2,300	Cintas Corp.	55,131
1,000	Dun & Bradstreet Corp.	67,120
2,450	Equifax, Inc.	68,747
3,000	Iron Mountain, Inc.	67,380
3,500	Pitney Bowes, Inc.	76,860
3,500	R.R. Donnelley & Sons Co.	57,295
5,810	Republic Services, Inc.	172,732
2,800	Robert Half International, Inc.	65,940
1,600	Stericycle, Inc.*	104,928
8,449	Waste Management, Inc.	264,369

		1,067,975

Consumer Durables & Apparel – 1.0%
5,300	Coach, Inc.	193,715
4,700	D.R. Horton, Inc.	46,201
5,000	Eastman Kodak Co.*	21,700
2,700	Fortune Brands, Inc.	105,786
1,100	Harman International Industries, Inc.*	32,879
2,121	Hasbro, Inc.	87,173
2,500	Leggett & Platt, Inc.	50,150
3,100	Lennar Corp. Class A	43,121
6,751	Mattel, Inc.	142,851
4,733	Newell Rubbermaid, Inc.	69,291
6,959	NIKE, Inc. Class B	470,081
1,000	Polo Ralph Lauren Corp.	72,960
5,413	Pulte Group, Inc.*	44,820
2,952	Stanley Black & Decker, Inc.	149,135
1,600	VF Corp.	113,888
1,359	Whirlpool Corp.	119,347

		1,763,098

Consumer Services – 1.8%
2,400	Apollo Group, Inc. Class A*	101,928
7,800	Carnival Corp.	235,872
2,420	Darden Restaurants, Inc.	94,017
1,100	DeVry, Inc.	57,739
5,500	H&R Block, Inc.	86,295
5,700	International Game Technology	89,490
4,663	Marriott International, Inc. Class A	139,610
19,297	McDonald’s Corp.	1,271,093
13,556	Starbucks Corp.	329,411
3,300	Starwood Hotels & Resorts Worldwide, Inc.	136,719
3,426	Wyndham Worldwide Corp.	69,000
1,300	Wynn Resorts Ltd.	99,151
8,197	Yum! Brands, Inc.	320,011

		3,030,336

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)

Diversified Financials – 7.6%
21,431	American Express Co.	$850,811
4,580	Ameriprise Financial, Inc.	165,475
180,292	Bank of America Corp.	2,590,796
8,333	Capital One Financial Corp.	335,820
406,140	Citigroup, Inc.*	1,527,086
1,139	CME Group, Inc.	320,685
9,317	Discover Financial Services	130,252
2,750	E*Trade Financial Corp.*	32,505
1,656	Federated Investors, Inc. Class B	34,296
2,730	Franklin Resources, Inc.	235,299
1,300	IntercontinentalExchange, Inc.*	146,939
7,700	Invesco Ltd.	129,591
3,700	Janus Capital Group, Inc.	32,856
71,134	JPMorgan Chase & Co.	2,604,216
3,100	Legg Mason, Inc.	86,893
3,200	Leucadia National Corp.*	62,432
3,600	Moody’s Corp.	71,712
25,247	Morgan Stanley	585,983
4,200	Northern Trust Corp.	196,140
4,700	NYSE Euronext	129,861
8,571	SLM Corp.*	89,053
8,867	State Street Corp.	299,882
4,600	T. Rowe Price Group, Inc.	204,194
21,815	The Bank of New York Mellon Corp.	538,612
17,742	The Charles Schwab Corp.	251,581
9,277	The Goldman Sachs Group, Inc.(a)	1,217,792
2,800	The NASDAQ OMX Group, Inc.*	49,784

		12,920,546

Energy – 10.6%
8,818	Anadarko Petroleum Corp.	318,242
6,016	Apache Corp.	506,487
7,715	Baker Hughes, Inc.	320,712
1,700	Cabot Oil & Gas Corp.	53,244
4,500	Cameron International Corp.*	146,340
11,517	Chesapeake Energy Corp.	241,281
35,873	Chevron Corp.	2,434,342
26,752	ConocoPhillips	1,313,256
4,000	Consol Energy, Inc.	135,040
7,500	Denbury Resources, Inc.*	109,800
8,072	Devon Energy Corp.	491,746
1,200	Diamond Offshore Drilling, Inc.	74,628
12,430	El Paso Corp.	138,097
4,581	EOG Resources, Inc.	450,633
91,680	Exxon Mobil Corp.	5,232,201
2,223	FMC Technologies, Inc.*	117,063
16,017	Halliburton Co.	393,217
2,000	Helmerich & Payne, Inc.	73,040
5,100	Hess Corp.	256,734
12,708	Marathon Oil Corp.	395,092
1,700	Massey Energy Co.	46,495
3,300	Murphy Oil Corp.	163,515
5,300	Nabors Industries Ltd.*	93,386
7,418	National-Oilwell Varco, Inc.	245,313
3,100	Noble Energy, Inc.	187,023
14,500	Occidental Petroleum Corp.	1,118,675

4,706	Peabody Energy Corp.	184,146
2,100	Pioneer Natural Resources Co.	124,845
2,800	Range Resources Corp.	112,420
2,300	Rowan Companies, Inc.*	50,462
21,393	Schlumberger Ltd.	1,183,889
4,600	Smith International, Inc.	173,190
6,100	Southwestern Energy Co.*	235,704
11,742	Spectra Energy Corp.	235,662
2,300	Sunoco, Inc.	79,971
3,000	Tesoro Corp.	35,010
10,383	The Williams Companies, Inc.	189,801
10,113	Valero Energy Corp.	181,832

		17,842,534

Food & Staples Retailing – 2.5%
7,987	Costco Wholesale Corp.	437,927
24,364	CVS Caremark Corp.	714,353
7,000	Safeway, Inc.	137,620
4,273	SUPERVALU, Inc.	46,319
10,700	Sysco Corp.	305,699
11,732	The Kroger Co.	231,003
17,500	Walgreen Co.	467,250
37,360	Wal-Mart Stores, Inc.	1,795,895
3,100	Whole Foods Market, Inc.*	111,662

		4,247,728

Food, Beverage & Tobacco – 6.1%
37,326	Altria Group, Inc.	748,013
11,433	Archer-Daniels-Midland Co.	295,200
2,050	Brown-Forman Corp. Class B	117,322
3,300	Campbell Soup Co.	118,239
5,550	Coca-Cola Enterprises, Inc.	143,523
7,800	ConAgra Foods, Inc.	181,896
3,400	Constellation Brands, Inc. Class A*	53,108
3,300	Dean Foods Co.*	33,231
4,500	Dr. Pepper Snapple Group, Inc.	168,255
11,924	General Mills, Inc.	423,540
5,668	H.J. Heinz Co.	244,971
1,200	Hormel Foods Corp.	48,576
4,600	Kellogg Co.	231,380
31,457	Kraft Foods, Inc. Class A	880,796
2,816	Lorillard, Inc.	202,696
2,400	McCormick & Co., Inc.	91,104
3,602	Mead Johnson Nutrition Co. Class A	180,532
2,800	Molson Coors Brewing Co. Class B	118,608
28,962	PepsiCo, Inc.	1,765,234
33,244	Philip Morris International, Inc.	1,523,905
3,145	Reynolds American, Inc.	163,917
11,500	Sara Lee Corp.	162,150
41,380	The Coca-Cola Co.	2,073,966
2,900	The Hershey Co.	138,997
2,234	The J.M. Smucker Co.	134,531
5,400	Tyson Foods, Inc. Class A	88,506

		10,332,196

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Services – 4.0%
7,889	Aetna, Inc.	$208,112
4,960	AmerisourceBergen Corp.	157,480
10,810	Baxter International, Inc.	439,318
4,123	Becton, Dickinson and Co.	278,797
26,906	Boston Scientific Corp.*	156,055
1,767	C. R. Bard, Inc.	136,996
6,432	Cardinal Health, Inc.	216,180
3,416	CareFusion Corp.*	77,543
1,200	Cerner Corp.*	91,068
5,119	CIGNA Corp.	158,996
2,600	Coventry Health Care, Inc.*	45,968
1,900	DaVita, Inc.*	118,636
2,500	DENTSPLY International, Inc.	74,775
9,774	Express Scripts, Inc.*	459,573
2,790	Hospira, Inc.*	160,285
3,200	Humana, Inc.*	146,144
651	Intuitive Surgical, Inc.*	205,469
1,800	Laboratory Corp. of America Holdings*	135,630
4,764	McKesson Corp.	319,950
8,037	Medco Health Solutions, Inc.*	442,678
19,558	Medtronic, Inc.	709,369
1,681	Patterson Companies, Inc.	47,959
2,700	Quest Diagnostics, Inc.	134,379
5,980	St. Jude Medical, Inc.*	215,818
5,000	Stryker Corp.	250,300
8,150	Tenet Healthcare Corp.*	35,371
20,170	UnitedHealth Group, Inc.	572,828
2,300	Varian Medical Systems, Inc.*	120,244
7,664	WellPoint, Inc.*	375,000
3,517	Zimmer Holdings, Inc.*	190,094

		6,681,015

Household & Personal Products – 2.8%
7,500	Avon Products, Inc.	198,750
8,848	Colgate-Palmolive Co.	696,869
7,440	Kimberly-Clark Corp.	451,087
2,600	The Clorox Co.	161,616
2,200	The Estee Lauder Companies, Inc. Class A	122,606
51,495	The Procter & Gamble Co.	3,088,670

		4,719,598

Insurance – 3.9%
8,292	Aflac, Inc.	353,820
2,441	American International Group, Inc.*	84,068
4,850	Aon Corp.	180,032
2,100	Assurant, Inc.	72,870
29,759	Berkshire Hathaway, Inc. Class B*	2,371,495
3,068	Cincinnati Financial Corp.	79,369
8,600	Genworth Financial, Inc. Class A*	112,402
5,358	Lincoln National Corp.	130,146
6,147	Loews Corp.	204,757
9,788	Marsh & McLennan Companies, Inc.	220,719
14,581	MetLife, Inc.	550,578
6,032	Principal Financial Group, Inc.	141,390
8,333	Prudential Financial, Inc.	447,149

9,838	The Allstate Corp.	282,646
5,749	The Chubb Corp.	287,507
7,873	The Hartford Financial Services Group, Inc.	174,229
11,882	The Progressive Corp.	222,431
8,884	The Travelers Companies, Inc.	437,537
1,441	Torchmark Corp.	71,344
5,818	Unum Group	126,251
6,200	XL Capital Ltd. Class A	99,262

		6,650,002

Materials – 3.4%
3,800	Air Products & Chemicals, Inc.	246,278
1,500	Airgas, Inc.	93,300
2,200	AK Steel Holding Corp.	26,224
18,268	Alcoa, Inc.	183,776
1,851	Allegheny Technologies, Inc.	81,796
1,500	Ball Corp.	79,245
1,900	Bemis Co., Inc.	51,300
1,190	CF Industries Holdings, Inc.	75,506
2,494	Cliffs Natural Resources, Inc.	117,617
16,338	E.I. du Pont de Nemours & Co.	565,131
1,400	Eastman Chemical Co.	74,704
4,012	Ecolab, Inc.	180,179
1,300	FMC Corp.	74,659
8,518	Freeport-McMoRan Copper & Gold, Inc.	503,669
1,400	International Flavors & Fragrances, Inc.	59,388
7,859	International Paper Co.	177,849
3,198	MeadWestvaco Corp.	70,996
9,854	Monsanto Co.	455,452
8,787	Newmont Mining Corp.	542,509
5,600	Nucor Corp.	214,368
3,000	Owens-Illinois, Inc.*	79,350
2,200	Pactiv Corp.*	61,270
3,000	PPG Industries, Inc.	181,230
5,400	Praxair, Inc.	410,346
2,616	Sealed Air Corp.	51,588
2,200	Sigma-Aldrich Corp.	109,626
20,713	The Dow Chemical Co.	491,312
1,600	The Sherwin-Williams Co.	110,704
1,500	Titanium Metals Corp.*	26,385
2,720	United States Steel Corp.	104,856
2,400	Vulcan Materials Co.	105,192
3,892	Weyerhaeuser Co.	136,998

		5,742,803

Media – 3.1%
11,964	CBS Corp. Class B	154,694
50,312	Comcast Corp. Class A	873,919
16,192	DIRECTV Class A*	549,233
5,000	Discovery Communications, Inc. Class A*	178,550
4,271	Gannett Co., Inc.	57,488
500	Meredith Corp.	15,565
40,686	News Corp. Class A	486,605

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

5,648	Omnicom Group, Inc.	$193,726
1,700	Scripps Networks Interactive, Inc. Class A	68,578
8,571	The Interpublic Group of Companies, Inc.*	61,111
5,808	The McGraw-Hill Companies, Inc.	163,437
2,200	The New York Times Co. Class A*	19,030
34,829	The Walt Disney Co.	1,097,113
133	The Washington Post Co. Class B	54,594
6,196	Time Warner Cable, Inc.	322,688
20,471	Time Warner, Inc.	591,817
10,844	Viacom, Inc. Class B	340,176

		5,228,324

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
27,498	Abbott Laboratories	1,286,356
5,600	Allergan, Inc.	326,256
17,168	Amgen, Inc.*	903,037
4,815	Biogen Idec, Inc.*	228,472
30,826	Bristol-Myers Squibb Co.	768,800
8,100	Celgene Corp.*	411,642
1,400	Cephalon, Inc.*	79,450
18,342	Eli Lilly & Co.	614,457
5,600	Forest Laboratories, Inc.*	153,608
4,825	Genzyme Corp.*	244,965
15,800	Gilead Sciences, Inc.*	541,624
49,294	Johnson & Johnson	2,911,304
4,666	King Pharmaceuticals, Inc.*	35,415
3,170	Life Technologies Corp.*	149,783
55,669	Merck & Co., Inc.	1,946,745
1,000	Millipore Corp.*	106,650
5,900	Mylan, Inc.*	100,536
2,300	PerkinElmer, Inc.	47,541
144,456	Pfizer, Inc.	2,059,943
7,468	Thermo Fisher Scientific, Inc.*	366,305
1,600	Waters Corp.*	103,520
1,800	Watson Pharmaceuticals, Inc.*	73,026

		13,459,435

Real Estate – 1.4%
2,080	Apartment Investment & Management Co. Class A (REIT)	40,290
1,491	AvalonBay Communities, Inc. (REIT)	139,215
2,427	Boston Properties, Inc. (REIT)	173,142
4,300	CB Richard Ellis Group, Inc. Class A*	58,523
223	Developers Diversified Realty Corp. (REIT)	2,208
5,200	Equity Residential (REIT)	216,528
5,200	HCP, Inc. (REIT)	167,700
2,100	Health Care REIT, Inc. (REIT)	88,452
11,652	Host Hotels & Resorts, Inc. (REIT)	157,069
6,800	Kimco Realty Corp. (REIT)	91,392
2,800	Plum Creek Timber Co., Inc. (REIT)	96,684
8,100	ProLogis (REIT)	82,053
2,351	Public Storage, Inc. (REIT)	206,676
5,207	Simon Property Group, Inc. (REIT)	420,465

2,900	Ventas, Inc. (REIT)	136,155
2,922	Vornado Realty Trust (REIT)	213,160

		2,289,712

Retailing – 3.4%
1,777	Abercrombie & Fitch Co. Class A	54,536
6,138	Amazon.com, Inc.*	670,638
1,672	AutoNation, Inc.*	32,604
479	AutoZone, Inc.*	92,552
4,624	Bed Bath & Beyond, Inc.*	171,458
6,250	Best Buy Co., Inc.	211,625
1,300	Big Lots, Inc.*	41,717
4,000	CarMax, Inc.*	79,600
3,800	Expedia, Inc.	71,364
2,400	Family Dollar Stores, Inc.	90,456
2,600	GameStop Corp. Class A*	48,854
2,740	Genuine Parts Co.	108,093
4,100	J.C. Penney Co., Inc.	88,068
5,419	Kohl’s Corp.*	257,402
5,000	Limited Brands, Inc.	110,350
25,536	Lowe’s Companies, Inc.	521,445
7,534	Macy’s, Inc.	134,859
2,924	Nordstrom, Inc.	94,124
5,100	Office Depot, Inc.*	20,604
2,500	O’Reilly Automotive, Inc.*	118,900
860	Priceline.com, Inc.*	151,824
2,300	RadioShack Corp.	44,873
2,178	Ross Stores, Inc.	116,066
900	Sears Holdings Corp.*	58,185
13,197	Staples, Inc.	251,403
13,139	Target Corp.	646,045
8,350	The Gap, Inc.	162,491
29,964	The Home Depot, Inc.	841,089
7,293	The TJX Companies, Inc.	305,941
2,400	Tiffany & Co.	90,984
2,500	Urban Outfitters, Inc.*	85,975

		5,774,125

Semiconductors & Semiconductor Equipment – 2.6%
10,200	Advanced Micro Devices, Inc.*	74,664
5,474	Altera Corp.	135,810
5,400	Analog Devices, Inc.	150,444
24,022	Applied Materials, Inc.	288,744
7,850	Broadcom Corp. Class A	258,815
880	First Solar, Inc.*	100,170
99,680	Intel Corp.	1,938,776
3,025	KLA-Tencor Corp.	84,337
4,200	Linear Technology Corp.	116,802
12,700	LSI Corp.*	58,420
3,700	MEMC Electronic Materials, Inc.*	36,556
3,100	Microchip Technology, Inc.	85,994
15,643	Micron Technology, Inc.*	132,809
4,400	National Semiconductor Corp.	59,224
1,865	Novellus Systems, Inc.*	47,296
9,550	NVIDIA Corp.*	97,506
3,400	Teradyne, Inc.*	33,150

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

21,828	Texas Instruments, Inc.	$508,156
5,100	Xilinx, Inc.	128,826

		4,336,499

Software & Services – 6.8%
9,315	Adobe Systems, Inc.*	246,195
3,000	Akamai Technologies, Inc.*	121,710
4,100	Autodesk, Inc.*	99,876
9,200	Automatic Data Processing, Inc.	370,392
3,100	BMC Software, Inc.*	107,353
7,104	CA, Inc.	130,714
3,400	Citrix Systems, Inc.*	143,582
5,335	Cognizant Technology Solutions Corp. Class A*	267,070
2,700	Computer Sciences Corp.	122,175
4,700	Compuware Corp.*	37,506
20,144	eBay, Inc.*	395,024
6,000	Electronic Arts, Inc.*	86,400
5,800	Fidelity National Information Services, Inc.	155,556
2,750	Fiserv, Inc.*	125,565
4,349	Google, Inc. Class A*	1,935,088
5,700	Intuit, Inc.*	198,189
1,700	Mastercard, Inc. Class A	339,201
2,900	McAfee, Inc.*	89,088
136,747	Microsoft Corp.	3,146,548
2,600	Monster Worldwide, Inc.*	30,290
7,400	Novell, Inc.*	42,032
70,063	Oracle Corp.	1,503,552
6,009	Paychex, Inc.	156,054
3,155	Red Hat, Inc.*	91,306
4,933	SAIC, Inc.*	82,578
1,900	Salesforce.com, Inc.*	163,058
14,612	Symantec Corp.*	202,815
12,019	The Western Union Co.	179,203
3,200	Total System Services, Inc.	43,520
3,402	VeriSign, Inc.*	90,323
7,980	Visa, Inc. Class A	564,585
21,300	Yahoo!, Inc.*	294,579

		11,561,127

Technology Hardware & Equipment – 9.1%
6,196	Agilent Technologies, Inc.*	176,152
3,100	Amphenol Corp. Class A	121,768
16,323	Apple, Inc.*	4,105,724
102,058	Cisco Systems, Inc.*	2,174,856
27,825	Corning, Inc.	449,374
30,700	Dell, Inc.*	370,242
36,872	EMC Corp.*	674,758
2,900	FLIR Systems, Inc.*	84,361
2,400	Harris Corp.	99,960
41,933	Hewlett-Packard Co.	1,814,860
22,947	International Business Machines Corp.	2,833,496
3,783	Jabil Circuit, Inc.	50,314
4,625	JDS Uniphase Corp.*	45,510
9,600	Juniper Networks, Inc.*	219,072

1,600	Lexmark International, Inc. Class A*	52,848
2,725	Molex, Inc.	49,704
42,482	Motorola, Inc.*	276,983
6,011	NetApp, Inc.*	224,270
2,300	QLogic Corp.*	38,226
29,418	QUALCOMM, Inc.	966,087
4,100	SanDisk Corp.*	172,487
6,600	Tellabs, Inc.	42,174
3,100	Teradata Corp.*	94,488
4,200	Western Digital Corp.*	126,672
24,276	Xerox Corp.	195,179

		15,459,565

Telecommunication Services – 3.0%
7,240	American Tower Corp. Class A*	322,180
106,006	AT&T, Inc.	2,564,285
5,427	CenturyTel, Inc.	180,773
4,900	Frontier Communications Corp.	34,839
5,400	MetroPCS Communications, Inc.*	44,226
27,663	Qwest Communications International, Inc.	145,231
54,510	Sprint Nextel Corp.*	231,123
50,443	Verizon Communications, Inc.	1,413,413
7,681	Windstream Corp.	81,111

		5,017,181

Transportation – 1.9%
2,830	C.H. Robinson Worldwide, Inc.	157,518
6,962	CSX Corp.	345,524
3,800	Expeditors International of Washington, Inc.	131,138
5,700	FedEx Corp.	399,627
6,635	Norfolk Southern Corp.	351,987
1,100	Ryder System, Inc.	44,253
12,918	Southwest Airlines Co.	143,519
9,020	Union Pacific Corp.	626,980
17,692	United Parcel Service, Inc. Class B	1,006,498

		3,207,044

Utilities – 3.7%
2,800	Allegheny Energy, Inc.	57,904
4,477	Ameren Corp.	106,418
8,691	American Electric Power Co., Inc.	280,719
7,198	CenterPoint Energy, Inc.	94,726
4,200	CMS Energy Corp.	61,530
5,200	Consolidated Edison, Inc.	224,120
3,477	Constellation Energy Group, Inc.	112,133
10,547	Dominion Resources, Inc.	408,591
3,100	DTE Energy Co.	141,391
23,793	Duke Energy Corp.	380,688
5,869	Edison International	186,165
3,475	Entergy Corp.	248,879
2,400	EQT Corp.	86,736
11,681	Exelon Corp.	443,528
5,411	FirstEnergy Corp.	190,630
1,431	Integrys Energy Group, Inc.	62,592
7,546	NextEra Energy, Inc.	367,943

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

700	Nicor, Inc.	$28,350
5,300	NiSource, Inc.	76,850
3,290	Northeast Utilities	83,829
4,300	NRG Energy, Inc.*	91,203
2,000	Oneok, Inc.	86,500
4,300	Pepco Holdings, Inc.	67,424
6,731	PG&E Corp.	276,644
2,000	Pinnacle West Capital Corp.	72,720
8,651	PPL Corp.	215,842
5,177	Progress Energy, Inc.	203,042
9,242	Public Service Enterprise Group, Inc.	289,552
3,050	Questar Corp.	138,745
2,131	SCANA Corp.	76,205
4,313	Sempra Energy	201,805
14,741	Southern Co.	490,580
3,600	TECO Energy, Inc.	54,252
11,864	The AES Corp.*	109,623
2,100	Wisconsin Energy Corp.	106,554
8,510	Xcel Energy, Inc.	175,391

		6,299,804

TOTAL COMMON STOCKS
(Cost $173,262,892)		$167,058,386

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(b)(c) – 0.2%

United States Treasury Bill
$355,000	0.000%	10/14/10	$354,839
(Cost $354,917)

Shares	Rate	Value

Short-term Investment(d) – 0.7%

JPMorgan U.S. Government Money Market Fund – Capital Shares
1,250,162	0.067%	$1,250,162
(Cost $1,250,162)

TOTAL INVESTMENTS – 99.7%
(Cost $174,867,971)		$168,663,387

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		484,899

NET ASSETS – 100.0%		$169,148,286

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Issued with zero coupon. Income is recognized through the accretion of discount.

(c)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	43	September 2010	$2,207,190	$(125,470)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 42.0%

Adjustable Rate Non-Agency(a) – 1.4%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
$463,818	5.357%	09/25/35	$299,018
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
463,771	5.768	08/19/36	300,822
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
463,197	3.547	07/25/35	421,030

			1,020,870

Collateralized Mortgage Obligations – 3.3%
Interest Only(a)(b) – 0.0%
FNMA REMIC Series 2004-47, Class EI
267,632	0.000	06/25/34	3,244
FNMA REMIC Series 2004-62, Class DI
121,420	0.000	07/25/33	927

			4,171

Regular Floater(a) – 1.1%
FHLMC REMIC Series 2007-3325, Class SX(c)
26,296	0.000	06/15/37	25,807
FNMA REMIC Series 2007-2, Class FM
364,891	0.597	02/25/37	362,014
FNMA REMIC Series 2007-20, Class FP
455,006	0.647	03/25/37	450,869

			838,690

Sequential Fixed Rate – 2.2%
Banc of America Funding Corp. Series 2007-8, Class 2A1
605,947	7.000	10/25/37	446,297
FHLMC REMIC Series 2007-3284, Class CA
469,411	5.000	10/15/21	504,021
FNMA REMIC Series 2007-36, Class AB
670,041	5.000	11/25/21	719,010

			1,669,328

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,512,189

Federal Agencies – 37.3%
Adjustable Rate FHLMC(a) – 1.2%
$489,620	4.845%	09/01/35	$511,598
371,851	4.677	10/01/35	391,231

			902,829

Adjustable Rate FNMA(a) – 1.5%
219,443	2.216	05/01/33	226,766
533,192	2.593	05/01/35	556,402
383,818	5.102	12/01/35	402,980

			1,186,148

FHLMC – 3.8%
141,707	4.500	12/01/18	151,058
5,229	10.000	03/01/21	5,814
7,898	6.500	06/01/23	8,641
182,568	5.000	05/01/39	194,286
457,842	5.000	06/01/39	487,226
94,890	5.000	07/01/39	100,980
291,583	5.000	10/01/39	309,808

292,649	5.000	12/01/39	311,430
60,366	4.500	04/01/40	62,844
139,105	4.500	05/01/40	144,816
99,617	4.500	06/01/40	103,706
1,000,000	5.000	TBA-30yr (d)	1,057,500

			2,938,109

FNMA – 29.0%
2,134	5.000	02/01/14	2,221
39,087	5.000	11/01/17	41,952
193,104	5.000	12/01/17	207,260
151,072	5.000	01/01/18	162,147
61,931	5.000	02/01/18	66,543
173,223	5.000	03/01/18	186,125
547,245	5.000	04/01/18	588,007
273,774	5.000	05/01/18	294,166
558,052	5.000	06/01/18	599,619
15,910	5.000	07/01/18	17,095
992,489	4.000	09/01/18	1,050,823
152,624	4.500	09/01/18	162,902
356,009	5.000	11/01/18	382,527
345,131	4.500	12/01/18	368,373
439,627	5.000	12/01/18	472,372
33,930	5.000	01/01/19	36,457
77,783	5.000	02/01/19	83,539
372,459	5.000	03/01/19	400,018
738,172	5.500	03/01/19	801,378
330,302	5.000	04/01/19	354,741
417,117	5.000	06/01/19	448,186
254,312	6.000	09/01/19	277,327
399,953	5.000	12/01/19	429,580
363,660	4.500	03/01/20	388,150
315,121	6.000	12/01/20	343,640
11,889	8.000	09/01/21	13,626
16,256	5.000	04/01/23	17,347
77,948	5.000	06/01/23	83,178
77	6.000	03/01/32	85
5,100	6.000	05/01/33	5,601
29,775	5.000	08/01/33	31,593
2,305	6.000	12/01/33	2,530
2,464	6.000	12/01/34	2,696
49,351	5.000	04/01/35	52,326
2,799	6.000	04/01/35	3,057
19,072	6.000	07/01/35	20,809
56,674	6.000	11/01/35	61,772
67,548	6.000	01/01/36	73,786
6,040	6.000	02/01/36	6,581
18,551	6.500	03/01/36	20,343
799,196	6.000	09/01/38	869,799
170,620	5.000	02/01/39	181,170
177,017	5.000	03/01/39	187,963
1,130,411	4.500	05/01/39	1,175,937
120,403	5.000	05/01/39	127,913
65,938	4.500	06/01/39	68,717
550,719	5.000	07/01/39	584,947
29,024	4.500	08/01/39	30,247

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$958,195	5.000%	08/01/39		$1,019,841
97,002	4.500	09/01/39		101,060
304,717	5.000	09/01/39		324,016
290,619	4.500	10/01/39		302,413
1,051,312	5.000	10/01/39		1,117,059
53,738	5.000	11/01/39		57,061
291,944	4.500	12/01/39		304,249
1,667,706	5.000	01/01/40		1,772,301
81,393	5.000	02/01/40		86,427
2,000,000	4.000	TBA-30yr	(d)	2,025,469
1,000,000	5.000	TBA-30yr	(d)	1,057,968
2,000,000	6.500	TBA-30yr	(d)	2,190,625

				22,145,660

GNMA – 1.8%
190,246	5.000	06/15/39		203,809
97,929	5.000	10/15/39		104,910
1,000,000	4.500	TBA-30yr	(d)	1,041,641

				1,350,360

TOTAL FEDERAL AGENCIES				$28,523,106

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $31,371,953)				$32,056,165

Agency Debentures – 9.3%

FFCB
$500,000	5.400%	06/08/17		$580,370
FHLB
800,000	1.750	12/14/12		814,308
FHLMC
1,500,000	4.500	04/02/14		1,655,939
Private Export Funding Corp.
2,000,000	3.550	04/15/13		2,128,679
1,100,000	3.050	10/15/14		1,148,439
Tennessee Valley Authority(e)
700,000	5.375	04/01/56		795,228

TOTAL AGENCY DEBENTURES
(Cost $6,790,276)				$7,122,963

Asset-Backed Securities – 0.7%

Credit Card – 0.6%
Chase Issuance Trust Series 2005-A11, Class A(a)
$500,000	0.420%	12/15/14		$497,191

Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
53,284	7.000	09/25/37		29,391

GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
62,934	7.000	09/25/37		33,085

				62,476

TOTAL ASSET-BACKED SECURITIES
(Cost $530,186)				$559,667

Government Guarantee Obligations(f) – 12.2%

Citigroup, Inc.(a)
$840,000	1.087%	12/09/10		$842,526
Citigroup Funding, Inc.
2,200,000	1.875	10/22/12		2,246,977
600,000	1.875	11/15/12		612,905
GMAC, Inc.
1,100,000	1.750	10/30/12		1,120,701
PNC Funding Corp.
750,000	2.300	06/22/12		772,441
U.S. Central Federal Credit Union
3,300,000	1.250	10/19/11		3,331,483
400,000	1.900	10/19/12		408,753

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $9,209,402)				$9,335,786

U.S. Treasury Obligations – 23.6%

United States Treasury Bill(g)
$1,000,000	0.000%	08/05/10		$999,840
United States Treasury Bonds
100,000	4.625	02/15/40		112,433
100,000	4.375	05/15/40		108,156
United States Treasury Inflation-Protected Securities
100,000	2.375	01/15/25		128,298
100,000	2.000	01/15/26		116,148
50,000	3.625	04/15/28		87,219
United States Treasury Notes
1,800,000	1.000	04/30/12		1,813,482
600,000	0.750	05/31/12		601,728
700,000	0.625	06/30/12		700,028
300,000	1.375	03/15/13		303,897
1,500,000	1.125	06/15/13		1,505,970
1,400,000	1.875	06/30/15		1,405,306
600,000	2.375	03/31/16		608,862
400,000	3.000	09/30/16		417,092
1,600,000	3.125	10/31/16		1,678,560
300,000	3.250	12/31/16		316,242
200,000	3.125	01/31/17		209,180
900,000	3.750	11/15/18		969,777
200,000	2.750	02/15/19		199,248
650,000	3.125	05/15/19		663,526
2,100,000	3.625	08/15/19		2,220,351
400,000	3.500	05/15/20		418,592

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Principal-Only STRIPS(g)
$1,800,000	0.000%	08/15/20	$1,287,882
300,000	0.000	08/15/26	161,124
1,100,000	0.000	11/15/26	584,177
800,000	0.000	11/15/27	404,704

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $17,417,884)			$18,021,822

Shares	Rate	Value

Short-term Investment(a) – 21.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
16,661,564	0.067%	$16,661,564
(Cost $16,661,564)

TOTAL INVESTMENTS – 109.6%
(Cost $81,981,265)		$83,757,967

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.6)%		(7,345,001)

NET ASSETS – 100.0%		$76,412,966

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(b)	Security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with a zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $7,373,203, which represents approximately 9.6% of net assets as of June 30, 2010.

(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(g)	Issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2010, the Fund had the following forward sales contracts:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA	4.000%	TBA-30yr(d	)	08/12/10	$1,000,000	$(1,009,375)
FNMA	4.000	TBA-30yr(d	)	09/14/10	1,000,000	(1,005,586)

TOTAL (Proceeds Receivable: $1,991,016)						$(2,014,961)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	3	December 2010	$744,225	$742
U.S. Treasury Bonds	21	September 2010	2,677,500	67,210
5 Year U.S. Treasury Notes	21	September 2010	2,485,383	31,371
10 Year U.S. Treasury Notes	(25)	September 2010	(3,063,672)	(32,235)

TOTAL				$67,088

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Banks – 1.8%
151,600	People’s United Financial, Inc.	$2,046,600

Capital Goods – 5.6%
23,700	Alliant Techsystems, Inc.*	1,470,822
58,600	Kennametal, Inc.	1,490,198
56,200	Quanta Services, Inc.*	1,160,530
20,890	Rockwell Automation, Inc.	1,025,490
22,200	Roper Industries, Inc.	1,242,312

		6,389,352

Commercial & Professional Services – 3.0%
110,800	Iron Mountain, Inc.	2,488,568
32,300	Verisk Analytics, Inc. Class A*	965,770

		3,454,338

Consumer Durables & Apparel – 6.8%
35,210	Fortune Brands, Inc.	1,379,528
145,100	Newell Rubbermaid, Inc.	2,124,264
36,700	Phillips-Van Heusen Corp.	1,698,109
34,600	Polo Ralph Lauren Corp.	2,524,416

		7,726,317

Diversified Financials – 8.0%
18,500	IntercontinentalExchange, Inc.*	2,091,055
46,700	Lazard Ltd. Class A	1,247,357
51,700	Northern Trust Corp.	2,414,390
169,500	SLM Corp.*	1,761,105
101,900	TD Ameritrade Holding Corp.*	1,559,070

		9,072,977

Energy – 9.4%
76,400	Cameron International Corp.*	2,484,528
12,400	Core Laboratories NV	1,830,364
32,300	Dril-Quip, Inc.*	1,421,846
84,700	Petrohawk Energy Corp.*	1,437,359
48,300	Southwestern Energy Co.*	1,866,312
21,800	Whiting Petroleum Corp.*	1,709,556

		10,749,965

Food, Beverage & Tobacco – 2.1%
61,400	Hansen Natural Corp.*	2,401,354

Health Care Equipment & Services – 7.5%
26,705	C. R. Bard, Inc.	2,070,439
36,100	CareFusion Corp.*	819,470
74,800	Emdeon, Inc. Class A*	937,244
34,000	Henry Schein, Inc.*	1,866,600
78,500	St. Jude Medical, Inc.*	2,833,065

		8,526,818

Household & Personal Products – 3.5%
83,200	Avon Products, Inc.	2,204,800
35,600	Energizer Holdings, Inc.*	1,789,968

		3,994,768
Materials – 3.6%
60,700	Ecolab, Inc.	2,726,037
28,100	Schweitzer-Mauduit International, Inc.	1,417,645

		4,143,682

Media – 1.1%
48,900	Lamar Advertising Co. Class A*	1,199,028

Pharmaceuticals, Biotechnology & Life Sciences – 5.3%
91,800	Amylin Pharmaceuticals, Inc.*	1,725,840
41,700	Biogen Idec, Inc.*	1,978,665
38,590	Charles River Laboratories International, Inc.*	1,320,164
46,100	Talecris Biotherapeutics Holdings Corp.*	972,710

		5,997,379

Real Estate – 2.0%
166,700	CB Richard Ellis Group, Inc. Class A*	2,268,787

Retailing – 10.2%
27,000	Advance Auto Parts, Inc.	1,354,860
65,200	Bed Bath & Beyond, Inc.*	2,417,616
43,300	Dick’s Sporting Goods, Inc.*	1,077,737
117,500	GameStop Corp. Class A*	2,207,825
5,431	Netflix, Inc.*	590,078
61,400	PetSmart, Inc.	1,852,438
112,800	Staples, Inc.	2,148,840

		11,649,394

Semiconductors & Semiconductor Equipment – 5.7%
58,700	Altera Corp.	1,456,347
41,900	Broadcom Corp. Class A	1,381,443
102,600	FormFactor, Inc.*	1,108,080
40,500	Linear Technology Corp.	1,126,305
55,900	Xilinx, Inc.	1,412,034

		6,484,209

Software & Services – 10.4%
32,700	Citrix Systems, Inc.*	1,380,921
26,120	Cognizant Technology Solutions Corp. Class A*	1,307,567
30,200	Equinix, Inc.*	2,452,844
53,600	Genpact Ltd.*	832,408
77,500	Global Payments, Inc.	2,831,850
18,000	Salesforce.com, Inc.*	1,544,760
95,800	The Western Union Co.	1,428,378

		11,778,728

Technology Hardware & Equipment – 4.5%
53,020	Amphenol Corp. Class A	2,082,625
57,400	FLIR Systems, Inc.*	1,669,766
37,400	NetApp, Inc.*	1,395,394

		5,147,785

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 5.6%
59,000	American Tower Corp. Class A*	2,625,500
41,900	Crown Castle International Corp.*	1,561,194
127,600	tw telecom, inc.*	2,128,368

		6,315,062

Transportation – 1.1%
22,700	C.H. Robinson Worldwide, Inc.	1,263,482

TOTAL COMMON STOCKS
(Cost $108,718,152)		$110,610,025

Shares	Rate	Value

Short-term Investment(a) – 3.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
3,899,105	0.067%	$3,899,105
(Cost $3,899,105)

TOTAL INVESTMENTS – 100.6%
(Cost $112,617,257)		$114,509,130

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(720,311)

NET ASSETS – 100.0%		$113,788,819

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities
June 30, 2010 (Unaudited)

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $179,776,254, $174,867,971, $81,981,265 and $112,617,257, respectively)	$182,975,873	$168,663,387	$83,757,967	$114,509,130
Cash	189	—	190	—
Foreign currencies, at value (identified cost $2,729, $0, $0 and $0, respectively)	2,440	—	—	—
Receivables:
Investment securities sold	11,393,380	397,176	11,575,551	76,941
Interest and dividends, at value	1,102,478	230,017	241,464	57,221
Due from custodian	1,062,866	—	—	—
Forward foreign currency exchange contracts, at value	98,034	—	—	—
Reimbursement from investment adviser	25,536	32,080	16,525	23,200
Fund shares sold	10,339	49,003	202,372	35,049
Due from broker — variation margin, at value	9,871	—	—	—
Other assets	1,546	1,444	716	1,060

Total assets	196,682,552	169,373,107	95,794,785	114,702,601

Liabilities:

Payables:
Investment securities purchased	12,683,633	—	16,170,602	641,795
Due to custodian	1,096,973	—	1,053,411	—
Fund shares redeemed	159,674	49,368	12,037	81,530
Forward foreign currency exchange contracts, at value	138,577	—	—	—
Amounts owed to affiliates	100,052	79,637	50,253	116,773
Due to broker — variation margin, at value	—	18,705	1,330	—
Forward sale contracts, at value (proceeds receivable $0, $0, $1,991,016 and $0, respectively)	—	—	2,014,961	—
Accrued expenses	89,257	77,111	79,225	73,684

Total liabilities	14,268,166	224,821	19,381,819	913,782

Net Assets:

Paid-in capital	196,618,836	218,111,285	75,626,256	125,053,051
Accumulated undistributed (distribution in excess of) net investment income (loss)	(50,868)	1,743,857	(62,105)	(345,098)
Accumulated net realized loss from investment, futures and foreign currency related transactions	(17,590,355)	(44,376,802)	(971,030)	(12,811,007)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,436,773	(6,330,054)	1,819,845	1,891,873

NET ASSETS	$182,414,386	$169,148,286	$76,412,966	$113,788,819

Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	18,273,152	22,061,885	7,169,725	21,281,044
Net asset value, offering and redemption price per share:	$9.98	$7.67	$10.66	$5.35

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

				Growth
	Core Fixed	Equity Index	Government	Opportunities
	Income Fund	Fund	Income Fund	Fund

Investment income:

Interest	$3,339,268	$160	$973,088	$—
Dividends(net of foreign taxes withheld of $0, $0, $0 and $583, respectively)	7,037	1,878,999	4,933	383,202
Securities lending income — affiliated issuer	—	—	—	3,002

Total investment income	3,346,305	1,879,159	978,021	386,204

Expenses:

Management fees	361,404	288,563	200,757	625,014
Distribution and Service fees	225,877	240,468	92,943	156,252
Professional fees	41,395	37,713	35,919	34,992
Custody and accounting fees	40,915	32,320	33,309	28,164
Printing and mailing costs	23,361	23,398	17,715	20,889
Transfer Agent fees	18,069	19,236	7,435	12,499
Trustee fees	6,110	6,122	6,024	6,067
Other	5,713	24,472	4,689	5,005

Total expenses	722,844	672,292	398,791	888,882

Less — expense reductions	(113,880)	(149,038)	(96,168)	(148,867)

Net expenses	608,964	523,254	302,623	740,015

NET INVESTMENT INCOME (LOSS)	2,737,341	1,355,905	675,398	(353,811)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers	2,173,938	1,501,717	953,428	10,261,777
Securities lending reinvestment vehicle transactions — affiliated issuer	—	—	—	8,345
Futures transactions	866,924	3,591	164,997	—
Foreign currency related transactions	220,286	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	3,446,800	(14,795,886)	1,499,533	(15,843,438)
Securities lending reinvestment vehicle — affiliated issuer	—	—	—	(11,661)
Futures	659,937	(144,353)	123,632	—
Translation of asset and liabilities denominated in foreign currencies	(147,362)	—	—	—

Net realized and unrealized gain (loss) from investment, futures and foreign currency related transactions	7,220,523	(13,434,931)	2,741,590	(5,584,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,957,864	$(12,079,026)	$3,416,988	$(5,938,788)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009	(Unaudited)	December 31, 2009

From operations:

Net investment income (loss)	$2,737,341	$7,690,617	$1,355,905	$3,551,567
Net realized gain (loss) from investment, futures and foreign currency related transactions	3,261,148	(14,302,215)	1,505,308	(1,910,068)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,959,375	30,830,557	(14,940,239)	40,904,634

Net increase (decrease) in net assets resulting from operations	9,957,864	24,218,959	(12,079,026)	42,546,133

Distributions to shareholders:

From net investment income	(3,115,839)	(8,665,024)	—	(3,577,759)
From net realized gains	—	—	—	—

Total distributions to shareholders	(3,115,839)	(8,665,024)	—	(3,577,759)

From share transactions:

Proceeds from sales of shares	7,456,727	14,192,495	1,835,050	4,799,396
Reinvestment of distributions	3,115,839	8,665,024	—	3,577,759
Cost of shares redeemed	(18,178,278)	(38,211,108)	(19,195,242)	(36,141,486)

Net decrease in net assets resulting from share transactions	(7,605,712)	(15,353,589)	(17,360,192)	(27,764,331)

TOTAL INCREASE (DECREASE)	(763,687)	200,346	(29,439,218)	11,204,043

Net assets:

Beginning of period	183,178,073	182,977,727	198,587,504	187,383,461

End of period	$182,414,386	$183,178,073	$169,148,286	$198,587,504

Accumulated undistributed net investment income (loss)	$(50,868)	$327,630	$1,743,857	$387,952

Summary of share transactions:

Shares sold	752,954	1,552,782	219,447	700,975
Shares issued on reinvestment of distributions	316,575	949,900	—	434,721
Shares redeemed	(1,846,014)	(4,216,306)	(2,303,805)	(5,319,029)

NET DECREASE	(776,485)	(1,713,624)	(2,084,358)	(4,183,333)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Government Income Fund		Growth Opportunities Fund
For the		For the
Six Months Ended	For the	Six Months Ended	For the
June 30, 2010	Fiscal Year Ended	June 30, 2010	Fiscal Year Ended
(Unaudited)	December 31, 2009	(Unaudited)	December 31, 2009

$675,398	$2,415,372	$(353,811)	$(533,107)
1,118,425	(275,170)	10,270,122	(16,819,019)
1,623,165	2,872,208	(15,855,099)	67,303,833

3,416,988	5,012,410	(5,938,788)	49,951,707

(842,646)	(2,806,892)	—	—
—	(931,782)	—	—

(842,646)	(3,738,674)	—	—

8,220,625	8,043,563	4,956,474	3,924,032
842,646	3,738,674	—	—
(9,984,865)	(25,345,776)	(12,938,934)	(21,402,568)

(921,594)	(13,563,539)	(7,982,460)	(17,478,536)

1,652,748	(12,289,803)	(13,921,248)	32,473,171

74,760,218	87,050,021	127,710,067	95,236,896

$76,412,966	$74,760,218	$113,788,819	$127,710,067

$(62,105)	$105,143	$(345,098)	$8,713

782,815	786,658	867,167	878,935
80,383	364,335	—	—
(955,306)	(2,474,817)	(2,258,050)	(5,044,394)

(92,108)	(1,323,824)	(1,390,883)	(4,165,459)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
				Net			Distributions						Ratio of		Ratio of
	Net asset			realized			to shareholders	Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and		Total from	from net	value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized		investment	investment	end of	Total	period	to average		to average		to average		turnover
	of period	income		gain (loss)		operations	income	period	return(a)	(in 000s)	net assets		net assets		net assets		rate(b)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010	$9.62	$0.15	(c)	$0.38		$0.53	$(0.17)	$9.98	5.54%	$182,414	0.67	%(d)	0.80	%(d)	3.03	%(d)	213%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	8.81	0.39	(c)	0.87		1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187	(e)
2008	10.13	0.47	(c)	(1.31)		(0.84)	(0.48)	8.81	(8.56)	182,978	0.67		0.77		4.92		140
2007	9.94	0.48	(c)	0.17		0.65	(0.46)	10.13	6.81	264,389	0.54	(f)	0.76	(f)	4.82	(f)	123
2006(g)	9.98	0.44	(c)	(0.03	)(h)	0.41	(0.45)	9.94	4.23 (i)	285,768	0.54		0.78		4.49		265
2005(g)	10.29	0.42	(j)	(0.24)		0.18	(0.49)	9.98	1.84	332,861	0.64		0.64		4.05		110

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided. Total returns for periods less than one full year are not annualized.
(b)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259%, 92%, 105%, 159%(e) and 172% for the fiscal years ended December 31, 2006, 2007, 2008, 2009, and for the six months ended June 30, 2010, respectively. The prior year ratio includes the effect of mortgage dollar roll transactions.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.
(f)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(g)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(h)	Reflects an increase of $0.04 due to payments received for class action settlements received this year
(i)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.
(j)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010	$8.22	$0.06	(b)	$(0.61)	$(0.55)	$—	$—	$—	$7.67	(6.58)%	$169,148	0.54	%(c)	0.70	%(c)	1.41	%(c)	2%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	6.61	0.14	(b)	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59		0.68		1.97		5
2008	11.42	0.17	(b)	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		0.69		1.81		4
2007	11.04	0.18	(b)	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41	(d)	0.68	(d)	1.57	(d)	8
2006(e)	9.71	0.16	(b)	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49 (f)	438,471	0.41		0.67		1.53		4
2005(e)	9.43	0.13	(g)(h)	0.28	0.41	(0.13)	—	(0.13)	9.71	4.38	489,587	0.52		0.52		1.35		7

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(f)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.
(g)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(h)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
	of period	income		gain (loss)	operations	income	gains	distributions	period	return(a)	(in 000s)	net assets		net assets		net assets		rate(b)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010	$10.29	$0.09	(c)	$0.40	$0.49	$(0.12)	$—	$(0.12)	$10.66	4.76%	$76,413	0.81	%(d)	1.07	%(d)	1.82	%(d)	279%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	10.14	0.31	(c)	0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287	(e)
2008	10.27	0.42	(c)	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		1.04		4.12		244
2007	9.96	0.42	(c)	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(f)	1.03	(f)	4.19	(f)	217
2006(g)	9.98	0.39	(c)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		1.02		3.96		523
2005(g)	10.19	0.32	(h)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		0.74		3.18		44

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided. Total returns for periods less than one full year are not annualized.
(b)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447%, 146%, 184%, 231%(e) and 191% for the fiscal years ended December 31, 2006, 2007, 2008, 2009, and for the six months ended June 30, 2010, respectively. The prior year ratio includes the effect of mortgage dollar roll transactions.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	The amount previously reported has been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.
(f)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(g)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(h)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
				Net		Distributions						Ratio of		Ratio of
	Net asset			realized		to shareholders	Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	from net	value,		end of	net expenses		expenses		loss to		Portfolio
	beginning	investment		unrealized	investment	realized	end of	Total	period	to average		to average		average		turnover
	of period	loss		gain (loss)	operations	gains	period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010	$5.63	$(0.02	)(b)	$(0.26)	$(0.28)	$—	$5.35	(4.97)%	$113,789	1.18	%(c)	1.42	%(c)	(0.57	)%(c)	27%

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	3.55	(0.02	)(b)	2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71
2008	6.20	(0.02	)(b)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		1.37		(0.32)		78
2007	6.07	(0.03	)(b)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(d)	1.38	(d)	(0.48	)(d)	73
2006(e)	9.69	(0.06	)(b)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		1.37		(0.60)		82
2005(e)	10.90	(0.05	)(f)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		1.15		(0.50)		27

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.02% of average net assets.
(e)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(f)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(g)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act offering one class of shares — Service Shares. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the Funds pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

H. Mortgage-Backed and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded gains.

I. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J. Treasury Inflation-Protected Securities — The Core Fixed Income and Government Income Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the six months ended June 30, 2010, contractual and management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve the following effective annual rates:

Management Rate
	Over $300 million -
$0 - $300 million	$400 million	Over $400 million	Effective Rate

0.27%	0.24%	0.20%	0.27%

Effective July 1, 2010, GSAM has agreed to waive a portion of its management fees for the Equity Index Fund in order to achieve the following effective annual rates:

Management Rate
$0 - $400 million	Over $400 million

0.21%	0.20%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2010.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs has agreed to waive distribution and services fees so as not to exceed 0.16% of average daily net assets of the Fund.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
For the six months ended June 30, 2010, these expense reductions, including any fee waivers and Other Expenses reimbursement, were as follows (in thousands):

		Distribution
	Management	and Service	Other Expenses	Total Expense
Fund	Fee Waiver	Fee Waiver	Reimbursement	Reductions

Core Fixed Income	$—	$—	$114	$114

Equity Index	29	—	120	149

Government Income	—	—	96	96

Growth Opportunities	—	56	93	149

As of June 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Core Fixed Income	$60	$37	$3	$100

Equity Index	40	37	3	80

Government Income	33	16	1	50

Growth Opportunities	99	16	2	117

E. Line of Credit Facility — As of June 30, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2010, Goldman Sachs earned approximately $100, $100 and $1,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Government Income and Growth Opportunities Funds, respectively.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of June 30, 2010:

Core Fixed Income

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	$26,949,920	$3,046,094	$—
Municipal Debt Obligations	—	3,097,011	—
Corporate Obligations	—	30,807,931	—
Foreign Debt Obligations	323,628	2,122,970	—
Government Guarantee Obligations	—	25,483,387	—
Mortgage-Backed Obligations	—	68,007,963	—
Asset-Backed Securities	—	2,205,611	—
Short-term Investment	20,931,358	—	—
Derivatives	280,865	98,034	—

Total	$48,485,771	$134,869,001	$—

Liabilities
Derivatives	$(1,800)	$(138,577)	$—

Equity Index

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$167,058,386	$—	$—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	354,839	—	—
Short-term Investments	1,250,162	—	—

Total	$168,663,387	$—	$—

Liabilities
Derivatives	$(125,470)	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Government Income

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	$18,021,822	$7,122,963	$—
Government Guarantee Obligations	—	9,335,786	—
Mortgage-Backed Obligations	—	32,056,165	—
Asset-Backed Securities	—	559,667	—
Short-term Investment	16,661,564	—	—
Derivatives	99,323	—	—

Total	$34,782,709	$49,074,581	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,014,961)	$—
Derivatives	(32,235)	—	—

Total	$(32,235)	$(2,014,961)	$—

Growth Opportunities

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$110,610,025	$—	$—
Short-term Investment	3,899,105	—	—

Total	$114,509,130	$—	$—

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of June 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of			Statements of
	Assets and Liabilities			Assets and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Due from broker — variation margin, at value	$280,865	(a)	Due to broker — variation margin, at value	$(1,800	)(a)
Currency	Receivables for forward foreign currency exchange contracts, at value	98,034		Payables for forward foreign currency exchange contracts, at value	(138,577)

Total		$378,899			$(140,377)

		Statements of
		Assets and Liabilities
Risk	Fund	Location	Assets	Liabilities

Equity	Equity Index	Due to broker — variation margin, at value	$—	$(125,470	)(a)

Interest rate	Government Income	Due from broker/Due to broker — variation margin, at value	99,323	(32,235	)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended June 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

			Net Change in	Average
		Net Realized Gain	Unrealized Gain	Number of
Risk	Statements of Operations Location	(Loss)	(Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$866,924	$659,937	238
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	430,548	147,440	120

		$1,297,472	$807,377	358

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations.

			Net Change in	Average
		Net Realized Gain	Unrealized Gain	Number of
Risk	Fund	(Loss)	(Loss)	Contracts(a)

Equity	Equity Index	$3,591	$(144,353)	46

Interest rate	Government Income	164,997	123,632	96

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$334,726,631	$31,473,780	$345,339,650	$42,863,080

Equity Index	—	3,725,956	—	19,247,423

Government Income	194,852,940	987,656	204,930,055	3,336,463

Growth Opportunities	—	33,425,842	—	42,536,138

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Growth Opportunities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Fund is no longer participating in the securities lending program.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

7. SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the six months ended June 30, 2010, are reported under Investment Income on the Statements of Operations. A portion of this amount, $1,913, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $325 in fees as securities lending agent for the Fund.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2010:

	Number of			Number of
	Shares Held			Shares Held	Value at
Fund	Beginning of Period	Shares Bought	Shares Sold	End of Period	End of Period

Growth Opportunities	11,691	5,153	(16,844)	—	$—

8. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Capital loss carryforward:[1]
Expiring 2010	$—	$(13,380,657)	$—	$—
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	—	—
Expiring 2014	(4,813,823)	—	—	—
Expiring 2017	(5,639,128)	(4,082,503)	—	(18,895,925)

Total capital loss carryforward	$(10,452,951)	$(28,522,174)	$—	$(18,895,925)

Timing differences (post-October losses and straddle loss deferral)	$(10,779,188)	$1,318	$(2,142,524)	$(718,959)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code.

As of June 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Tax cost	$179,776,490	$192,167,020	$81,985,607	$116,034,681

Gross unrealized gain	5,968,496	30,981,477	2,360,064	12,432,183
Gross unrealized loss	(2,769,113)	(54,485,110)	(587,704)	(13,957,734)

Net unrealized security gain (loss)	$3,199,383	$(23,503,633)	$1,772,360	$(1,525,551)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts and differences related to the tax treatment of partnership and underlying fund investments and securities on loan.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

9. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities, which may increase the Funds’ brokerage costs.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Government Income, Goldman Sachs Growth Opportunities and Goldman Sachs Equity Index Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement”, and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Agreements. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii) trends in headcount;

(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;

(c) the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

(d) expense information for the Funds, including:

(i) the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii) each Fund’s expense trends over time; and

(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(f) the undertakings of the Investment Adviser to waive certain fees (with respect to the Equity Index Fund) and reimburse certain expenses of each of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor, to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

(g) information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Core Fixed Income, Government Income and Growth Opportunities Funds under their Management Agreement;

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending (in the case of the Growth Opportunities Fund), portfolio brokerage (in the case of the Growth Opportunities and Equity Index Funds (the “Equity Funds”)), distribution and other services;

(j) a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

(k) commission rates paid by the Equity Funds, an update on the Investment Adviser’s soft dollars practices (in the case of the Equity Funds) and other portfolio trading related issues;

(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m) the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Equity Index Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and

(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-and three-year periods ended December 31, 2009. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions (and credit and duration parameters, in the case of the Core Fixed Income and Government Income Funds (the “Fixed Income Funds”)). The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

With respect to the Fixed Income Funds, the Trustees believed that they were providing investment performance within a competitive range for long-term investors and noted that the Fixed Income Funds outperformed their respective benchmarks for the one-year period ended December 31, 2009. They also noted that the Fixed Income Funds ranked in the top half of their respective peer groups for the one-year period ended December 31, 2009. The Trustees recognized that despite a challenging track record over the three-year and five-year time period ended December 31, 2009 for the Core Fixed Income Fund, the recent performance of the Fixed Income Funds was generally strong. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fixed Income Fund and its shareholders. The Trustees also concluded that the Growth Opportunities and Equity Index Funds each were providing investment performance within a competitive range for long-term investors, and noted that the Growth Opportunities Fund outperformed its benchmark and ranked in the top half of its peer group in 2009. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Equity Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under its respective Management Agreement and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints (as applicable) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a four-year history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Equity Index Fund, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and (as applicable) the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Core Fixed Income, Government Income and Growth Opportunities Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Growth
	Core Fixed	Government	Opportunities
	Income Fund	Income Fund	Fund

First $1 billion	0.40%	0.54%	1.00%
Next $1 billion	0.36	0.49	1.00
Next $3 billion	0.34	0.47	0.90
Next $3 billion	0.33	0.46	0.86
Over $8 billion	0.32	0.45	0.84

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit fees (with respect to Equity Index Fund) and other expenses (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that its Management Agreement did not have breakpoints. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other variable annuity index funds. The Trustees noted that the fees actually paid by the Fund were reduced by the Investment Adviser’s undertakings to limit the management fee rate (with the amount of the waiver in percentage terms increasing as assets under management increase) and certain “other expenses” to certain amounts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also considered and approved the following breakpoints in the contractual fee rate (paid by the Investment Adviser) in the Sub-Advisory Agreement:

Equity Index Fund
(Sub-Advisory Fee)

First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing certain securities transactions (on behalf of the Equity Funds) and futures transactions (on behalf of all of the Funds); (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) in the case of the Growth Opportunities Fund, fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for the Fund (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Growth Opportunities Fund also benefited from its participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Approval of Sub-Advisory Agreement

The Trustees concluded that the Sub-Advisory Agreement with respect to the Equity Index Fund should be continued and approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Fund commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since then. The Trustees reviewed the respective services provided to the Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. They considered the Sub-Adviser’s strong record in tracking the performance of the Fund’s benchmark, in accordance with the investment objective of the Fund. They also considered the Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. They considered the contractual management fee rate received by the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Sub-Adviser (along with the breakpoints in the fee schedule) and noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2011.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2011.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund			Equity Index Fund			Government Income Fund			Growth Opportunities Fund
			Expenses			Expenses			Expenses			Expenses
			Paid for the			Paid for the			Paid for the			Paid for the
	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months	Beginning	Ending	6 Months
	Account Value	Account Value	Ended	Account Value	Account Value	Ended	Account Value	Account Value	Ended	Account Value	Account Value	Ended
	1/1/10	6/30/10	6/30/10*	1/1/10	6/30/10	6/30/10*	1/1/10	6/30/10	6/30/10*	1/1/10	6/30/10	6/30/10*
Actual	$1,000	$1,055.40	$3.41	$1,000	$934.20	$2.59	$1,000	$1,047.60	$4.11	$1,000	$950.30	$5.71
Hypothetical 5% return	1,000	1,021.47 +	3.36	1,000	1,022.12 +	2.71	1,000	1,020.78 +	4.06	1,000	1,018.94 +	5.91

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund

Core Fixed Income	0.67%
Equity Index	0.54
Government Income	0.81
Growth Opportunities	1.18

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	George F. Travers, Principal Financial Officer
Diana M. Daniels	Peter V. Bonanno, Secretary
Patrick T. Harker	Scott M. McHugh, Treasurer
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
200 West Street, New York, New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

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This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITSVCSAR10/39374.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Large Cap Value Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk.

The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund (formerly, Goldman Sachs Growth and Income Fund) (the “Fund”) perform during the semi-annual period ended June 30, 2010?

During the six-month period ended June 30, 2010 (the “Reporting Period”), the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of -8.30% and -8.41%, respectively. These returns compare to the -5.12% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

Were there any significant changes in the Fund’s investment approach during the Reporting Period?

Effective April 30, 2010, the Goldman Sachs VIT Growth and Income Fund was renamed “Goldman Sachs VIT Large Cap Value Fund”. The Fund’s performance benchmark and anticipated fees and expenses remained the same, but the investment objective and strategies of the Fund did change. The Fund’s objective is now long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security. As of March 1, 2010, the capitalization range of the Russell Index was between $240 million and $309 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets, like the broader global equity markets, broke a four-quarter winning streak with a sharp drop in the second quarter of 2010 that erased gains from the first quarter of the year and sent most major indices into negative territory for the Reporting Period overall. The Standard & Poor’s® 500 Index, which represents the US large-cap equity market, fell more than 11% during the second quarter, in line with the performance of the MSCI World Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Broad-based weakness produced negative returns for all sectors in the Standard & Poor’s® 500 Index although more defensive sectors, such as consumer staples, telecommunication services and utilities fared slightly better than index averages.

While the performance of both U.S. and international equity markets largely reflected investor concern that Europe’s sovereign debt dilemma would spark another financial crisis, attention was also increasingly focused on evidence that the global economy was losing steam. In the U.S., the Federal Reserve (the Fed) remained cautious on economic growth. Consumers were wary, and private sector payroll growth was weaker than expected. Additionally, fears of slowing Chinese demand hit commodity prices, while high crude oil inventory levels and BP’s disastrous oil spill in the Gulf of Mexico further pressured energy stocks. The financials sector was among the weakest in the second quarter, as significant financial

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

reform legislation neared the final stages, and investors contemplated the impact to margins, earnings and multiples of banks.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the materials, telecommunication services and industrials sectors helped the Fund’s performance most relative to the Russell Index. Detracting most from the Fund’s relative results was stock selection in the financials, health care and consumer discretionary sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in telecommunications giant Sprint Nextel and diversified mining and natural resources company Cliffs Natural Resources.

Shares of Sprint Nextel advanced modestly, as the company reported its first sequential increase in operating revenues in several years, as well as lower customer turnover, a key indicator for its turnaround story. After a positive earnings report in April, the company continued to gain momentum in May as investors grew more confident in its turnaround. We remained encouraged by the company’s progress, particularly in reducing churn and rolling out fourth generation (4G). By the end of the Reporting Period, we had trimmed the Fund’s position in Sprint Nextel, taking profits on strength.

Cliffs Natural Resources, the only public iron ore company in the U.S., performed well during the Reporting Period, benefiting from improved volume, lower fixed costs and higher pricing. The company’s shares also rose as it reported better-than-anticipated earnings and raised guidance. We trimmed the Fund’s position in Cliffs Natural Resources as it approached our price target.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and natural gas producer Range Resources and medical products company Baxter International.

Range Resources’ shares were negatively affected by weak natural gas prices. Also, there was investor concern over a possible moratorium on drilling in Pennsylvania that would hurt the company’s business. In a related manner, there were worries about potential headwinds from competitor accidents in the field and further regulation. We continued to like this position with a long-term perspective, as Range Resources has a high quality safety standard such that new regulation, in our view, would hurt them less on a cost basis than it would many of its competitors. Still, we trimmed the Fund’s position in Range Resources to reduce exposure over the near term.

Baxter International’s shares fell after the company trimmed its earnings guidance for 2010 due to a weaker outlook for its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. While we expected, at the end of the Reporting Period, uncertainty in the plasma business to remain an overhang in the near term, we continued to believe the company was trading at an attractive valuation due to its robust product pipeline and its market leading franchise.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we sought to take advantage of market volatility by opportunistically investing in strong franchises that were trading at historically low levels. As such, we added to the Fund’s position in diversified financial services company U.S. Bancorp due to its strong and stable management team and its highly diverse set of businesses that have continually enabled the company to earn a higher return-on-assets than many of its peers.

We also initiated a Fund position in BMC Software, a provider of management solutions for mainframes and a distributor of information technology systems. BMC Software’s shares were, at the time of purchase, trading well below historical averages on a price/earnings basis. We believe that BMC Software should benefit from a renewal cycle in the mainframe business, driven by catch-up spending that was deferred during the economic downturn. In our view, such a trend should lead to an improved pricing environment for BMC Software’s most profitable line of business.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

We eliminated the Fund’s position in computer products and information technology services company Hewlett-Packard, as we saw near-term uncertainty regarding a recent acquisition the company made. In our view, other names in the industry had more attractive risk/reward opportunities with similar valuations.

We sold out of the Fund’s position in integrated oil company BP after our investment thesis was challenged due to weaker-than-expected production growth as well as acquisition risk. Of course, BP’s shares had fallen rather precipitously in the wake of its disastrous oil spill in the Gulf of Mexico.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the consumer discretionary and industrials sectors increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in the health care and telecommunication services sectors decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in the telecommunication services, financials and utilities sectors and was rather neutrally weighted to the Index in the energy, materials, consumer staples and health care sectors.

What is the Fund’s tactical view and strategy for the months ahead?

We maintained, at the end of the Reporting Period, a cautiously optimistic view ahead on the U.S. economy, though we recognized that the path to recovery may occur at an uneven pace. Further, many of the headwinds to recovery had already been discounted in the U.S. equity market, and so we believe the risk/reward trade-off is an overall positive over the long term. Amidst a challenging macroeconomic backdrop that includes earnings volatility, regulatory uncertainty and high unemployment, we remained encouraged by data points at the company level. Whereas earnings improvements during the Reporting Period were primarily driven by cost cutting, we believe revenues are beginning to stabilize. Corporate profits appear to be improving, and management teams are more positive. High cash levels and strong balance sheets bode well, in our view, for capital expenditures — the fuel for longer-term growth.

As valuations and volatility normalize from extremes, we believe stocks should trade more on fundamentals and profitability going forward, creating a fertile environment for stock selection. We were excited, at the end of the Reporting Period, to find ourselves with ample opportunities to buy what we believe to be quality businesses at deeply discounted valuations. Drastic cost cutting during the downturn resulted in increased operating leverage for many companies, benefiting margins. With corporate balance sheets strengthened and flush with cash, we believe capital allocation decisions will distinguish winners and losers. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

 4

FUND BASICS

Large Cap Value Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	10.72%	-1.79%	0.32%	1.17%	1/12/98
Service	10.31	N/A	N/A	-12.31	7/24/07

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.81%	0.81%
Service	1.06	1.06

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.4%	Diversified Financials
Occidental Petroleum Corp.	4.1	Energy
Bank of America Corp.	3.9	Diversified Financials
Merck & Co., Inc.	3.7	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	3.0	Capital Goods
Honeywell International, Inc.	2.6	Capital Goods
General Mills, Inc.	2.4	Food, Beverage & Tobacco
Baxter International, Inc.	2.3	Health Care Equipment & Services
Johnson & Johnson	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Entergy Corp.	2.1	Utilities

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 95.9%

Automobiles & Components – 2.1%
802,396	Ford Motor Co.*	$8,088,152
420,053	Johnson Controls, Inc.	11,286,824

		19,374,976

Banks – 2.5%
189,296	SunTrust Banks, Inc.	4,410,597
808,681	U.S. Bancorp	18,074,020

		22,484,617

Capital Goods – 10.1%
104,751	Eaton Corp.	6,854,905
428,434	Emerson Electric Co.	18,718,281
1,871,909	General Electric Co.	26,992,928
609,654	Honeywell International, Inc.	23,794,796
253,499	The Boeing Co.	15,907,062

		92,267,972

Consumer Durables & Apparel – 0.9%
554,135	Newell Rubbermaid, Inc.	8,112,536

Diversified Financials – 14.0%
2,484,286	Bank of America Corp.	35,699,190
104,751	Franklin Resources, Inc.	9,028,489
610,701	Invesco Ltd.	10,278,098
1,083,130	JPMorgan Chase & Co.	39,653,389
1,276,800	SLM Corp.*	13,265,952
238,833	State Street Corp.	8,077,332
475,572	The Bank of New York Mellon Corp.	11,741,872

		127,744,322

Energy – 10.2%
92,181	EOG Resources, Inc.	9,067,845
584,600	Halliburton Co.	14,351,930
328,920	Newfield Exploration Co.*	16,071,031
486,979	Occidental Petroleum Corp.	37,570,430
403,293	Range Resources Corp.	16,192,214

		93,253,450

Food & Staples Retailing – 2.7%
464,049	CVS Caremark Corp.	13,605,917
222,073	Wal-Mart Stores, Inc.	10,675,049

		24,280,966

Food, Beverage & Tobacco – 6.8%
527,947	Archer-Daniels-Midland Co.	13,631,592
619,081	General Mills, Inc.	21,989,757
295,399	PepsiCo, Inc.	18,004,569
6,738	Philip Morris International, Inc.	308,870
283,876	Unilever NV	7,755,492

		61,690,280

Health Care Equipment & Services – 4.3%
520,091	Baxter International, Inc.	21,136,498
358,774	WellPoint, Inc.*	17,554,812

		38,691,310

Insurance – 9.4%
439,956	Aflac, Inc.	18,772,923
141,938	Everest Re Group Ltd.	10,037,855
431,576	Marsh & McLennan Companies, Inc.	9,732,039
298,018	Prudential Financial, Inc.	15,991,646
233,596	The Allstate Corp.	6,711,213
431,576	The Hartford Financial Services Group, Inc.	9,550,777
299,065	The Travelers Companies, Inc.	14,728,951

		85,525,404

Materials – 2.8%
102,656	Air Products & Chemicals, Inc.	6,653,135
89,039	Newmont Mining Corp.	5,497,268
368,725	The Dow Chemical Co.	8,746,157
69,136	Walter Energy, Inc.	4,206,926

		25,103,486

Media – 5.2%
920,765	CBS Corp. Class B	11,905,491
476,619	Comcast Corp. Class A	8,278,872
853,724	DISH Network Corp. Class A	15,495,091
370,820	Viacom, Inc. Class B	11,632,623

		47,312,077

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
349,870	Biogen Idec, Inc.*	16,601,332
345,680	Johnson & Johnson	20,415,861
968,951	Merck & Co., Inc.	33,884,216

		70,901,409

Retailing – 2.1%
69,500	Bed Bath & Beyond, Inc.*	2,577,060
512,235	Staples, Inc.	9,758,077
159,222	The TJX Companies, Inc.	6,679,363

		19,014,500

Semiconductors & Semiconductor Equipment – 1.7%
260,831	Broadcom Corp. Class A	8,599,598
292,257	Texas Instruments, Inc.	6,803,743

		15,403,341

Software & Services – 2.9%
265,021	BMC Software, Inc.*	9,177,677
19,484	Google, Inc. Class A*	8,669,406
397,008	Oracle Corp.	8,519,792

		26,366,875

Technology Hardware & Equipment – 2.5%
443,099	Cisco Systems, Inc.*	9,442,440
505,950	EMC Corp.*	9,258,885
135,129	QUALCOMM, Inc.	4,437,636

		23,138,961

Telecommunication Services – 2.0%
4,330,849	Sprint Nextel Corp.*	18,362,800

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Utilities – 5.9%
577,181	American Electric Power Co., Inc.	$18,642,946
263,450	Entergy Corp.	18,868,289
311,740	FirstEnergy Corp.	10,982,600
206,529	PPL Corp.	5,152,899

		53,646,734

TOTAL COMMON STOCKS
(Cost $919,680,523)		$872,676,016

Shares	Rate	Value

Short-term Investment(a) – 3.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
27,414,033	0.067%	$27,414,033
(Cost $27,414,033)

TOTAL INVESTMENTS – 98.9%
(Cost $947,094,556)		$900,090,049

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		9,833,154

NET ASSETS – 100.0%		$909,923,203

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities, at value (identified cost $947,094,556)	$900,090,049
Receivables:
Fund shares sold	56,281,131
Investment securities sold	17,803,166
Dividends	1,282,940
Other assets	5,420

Total assets	975,462,706

Liabilities:

Payables:
Investment securities purchased	60,834,999
Fund shares redeemed	3,926,520
Amounts owed to affiliates	662,606
Accrued expenses	115,378

Total liabilities	65,539,503

Net Assets:

Paid-in capital	1,080,467,386
Accumulated undistributed net investment income	6,522,588
Accumulated net realized loss from investment transactions	(130,062,264)
Net unrealized loss on investments	(47,004,507)

NET ASSETS	$909,923,203

Net Assets:
Institutional	$445,093,222
Service	464,829,981

Total Net Assets	$909,923,203

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	52,298,230
Service	54,692,826

Net asset value, offering and redemption price per share:
Institutional	$8.51
Service	8.50

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Dividends	$8,435,338
Securities lending income — affiliated issuer	6,110

Total investment income	8,441,448

Expenses:

Management fees	3,431,892
Distribution and Service fees — Service Shares	543,271
Transfer Agent fees(a)	91,510
Printing and mailing costs	68,943
Professional fees	38,536
Custody and accounting fees	35,692
Trustee fees	7,894
Registration fees	1,234
Other	14,376

Total expenses	4,233,348

NET INVESTMENT INCOME	4,208,100

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers	43,772,891
Securities lending reinvestment vehicle transactions — affiliated issuer	5,417
Net change in unrealized loss on:
Investments — unaffiliated issuer	(126,498,336)
Securities lending reinvestment vehicle — affiliated issuer	(18,174)

Net realized and unrealized loss from investment transactions	(82,738,202)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,530,102)

(a)	Institutional and Service Shares had Transfer Agent fees of $48,052 and $43,458, respectively.

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income	$4,208,100	$12,981,115
Net realized gain (loss) from investment transactions	43,778,308	(99,361,706)
Net change in unrealized gain (loss) on investments	(126,516,510)	221,989,424

Net increase (decrease) in net assets resulting from operations	(78,530,102)	135,608,833

Distributions to shareholders:

From net investment income
Institutional Shares	—	(7,802,114)
Service Shares	—	(5,684,192)

Total distributions to shareholders	—	(13,486,306)

From share transactions:

Proceeds from sales of shares	193,700,532	407,132,916
Reinvestment of distributions	—	13,486,306
Cost of shares redeemed	(84,263,093)	(120,763,642)

Net increase in net assets resulting from share transactions	109,437,439	299,855,580

TOTAL INCREASE	30,907,337	421,978,107

Net assets:

Beginning of period	879,015,866	457,037,759

End of period	$909,923,203	$879,015,866

Accumulated undistributed net investment income	$6,522,588	$2,314,488

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of
	Net asset			realized							Net assets,	Ratio of		total		Ratio of
	value,	Net		and	Total from	From net	From net		Net asset		end of	net expenses		expenses		net investment		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	value, end	Total	period	to average		to average		income to		turnover
Year — Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	of period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010 — Institutional	$9.28	$0.05		$(0.82)	$(0.77)	$—	$—	$—	$8.51	(8.30)%	$445,093	0.81	%(c)	0.81	%(c)	1.04	%(c)	64%
2010 — Service	9.28	0.04		(0.82)	(0.78)	—	—	—	8.50	(8.41)	464,830	1.06	(c)	1.06	(c)	0.79	(c)	64

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	7.97	0.18	(d)	1.28	1.46	(0.15)	—	(0.15)	9.28	18.32	487,962	0.81		0.81		2.18	(d)	84
2009 — Service	7.98	0.16	(d)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(d)	84

2008 — Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	— (e)	(0.22)	7.97	(34.45)	389,838	0.81		0.81		2.36		69
2008 — Service	12.52	0.19		(4.51)	(4.32)	(0.22)	— (e)	(0.22)	7.98	(34.32)	67,200	1.06		1.06		2.15		69

2007 — Institutional	13.91	0.25		(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		0.85		1.75		79
2007 — Service (Commenced July 24, 2007)	14.71	0.15		(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(c)	1.09	(c)	3.11	(c)	79

2006 — Institutional	11.97	0.28		2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		0.87		2.15		52
2005 — Institutional	11.71	0.21		0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		0.88		1.77		46

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.24% of average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Effective April 30, 2010, the Fund’s name was changed from the Goldman Sachs Growth and Income Fund to Goldman Sachs Large Cap Value Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAM did not make any reimbursements to the Fund.
As of June 30, 2010, amounts owed to affiliates were approximately $555,200, $92,600 and $14,800 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2010, Goldman Sachs earned approximately $62,800 in brokerage commissions from portfolio transactions on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$872,676,016	$—	$—
Short-term Investment	27,414,033	—	—

Total	$900,090,049	$—	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were $659,145,113 and $567,497,560, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Fund is no longer participating in the securities lending program.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $310, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $668 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

18,298	24,498	(42,796)	—	$—

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

7. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Capital loss carryforward:[1]
Expiring 2010	$(152,979)
Expiring 2016	(59,883,538)
Expiring 2017	(101,345,522)

Total capital loss carryforward	$(161,382,039)

Timing differences (post-October losses)	$(2,438,609)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code.

As of June 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$957,223,515

Gross unrealized gain	25,832,437
Gross unrealized loss	(82,965,903)

Net unrealized security loss	$(57,133,466)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.

8. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

10. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

11. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2010		For the Fiscal Year Ended
	(Unaudited)		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	4,862,461	$43,454,776	12,672,731	$99,803,020
Reinvestment of distributions	—	—	838,937	7,802,114
Shares redeemed	(5,167,534)	(48,793,041)	(9,817,931)	(79,470,562)

	(305,073)	(5,338,265)	3,693,737	28,134,572

Service Shares
Shares sold	16,299,954	150,245,756	38,032,724	307,329,896
Reinvestment of distributions	—	—	610,547	5,684,192
Shares redeemed	(3,761,085)	(35,470,052)	(4,906,729)	(41,293,080)

	12,538,869	114,775,704	33,736,542	271,721,008

NET INCREASE	12,233,796	$109,437,439	37,430,279	$299,855,580

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Large Cap Value Fund (formerly, “Goldman Sachs Growth and Income Fund”) (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:
(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii) trends in headcount;
(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d) expense information for the Fund, including:
(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii) the Fund’s expense trends over time; and
(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f) the undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k) commission rates paid by the Fund, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund had been providing investment performance within a competitive range for long-term investors, notwithstanding the fact that the Fund’s performance over the one-year period ended December 31, 2009 fell from the top half of its peer group to the fourth quartile of its peer group. The Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit other expenses to a certain amount. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional or Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses
			Paid for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/10	6/30/10	6/30/10*
Institutional
Actual	$1,000	$917.00	$3.85
Hypothetical 5% return	1,000	1,020.78 +	4.06

Service
Actual	1,000	915.90	5.04
Hypothetical 5% return	1,000	1,019.54 +	5.31

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.
VITLCVSAR10/39467.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic Growth Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund (formerly, Goldman Sachs Capital Growth Fund) (the “Fund”) perform during the semi-annual period ended June 30, 2010?

During the six-month period ended June 30, 2010 (the “Reporting Period”), the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of −8.63% and −8.73%, respectively. These returns compare to the −7.65% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

Were there any significant changes in the Fund’s investment approach during the Reporting Period?

Effective April 30, 2010, the Goldman Sachs VIT Capital Growth Fund was renamed “Goldman Sachs VIT Strategic Growth Fund”. The Fund’s investment objective, performance benchmark and fees and expenses remained the same, but the investment strategies of the Fund did change. The investment focus is now on large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities, like the broader global equity markets, began 2010 with modest gains in the first quarter, overcoming a weak start in January with modest gains in February and strong performance in March. While this marked the fourth consecutive quarter of gains for U.S. equities, underlying economic data and sentiment offered less directional conviction. In the U.S., stronger personal spending and retail sales figures released during the quarter jump-started consumer-related stocks. Continued positive numbers from several key manufacturing surveys lifted industrial stocks. Indeed, increasing cash flow, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits across a wide spectrum of equity market sectors. Still, concerns over Greece’s debt troubles hung over first quarter financial markets.

Investor sentiment turned sharply in late April, and U.S. equities broke their winning streak with a sharp drop in the second quarter of 2010, which erased gains from the first quarter and sent most major equity indices into negative territory for the Reporting Period overall. Concerns over Europe’s sovereign debt issues intensified and weighed heavily on equity markets worldwide. Additionally, investors increasingly focused on the potential impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam. Particularly hard hit were financial stocks. In the U.S., significant financial reform legislation neared final stages, leading investors to contemplate the possible effect on earnings multiples of a number of large banks that might be forced to spin off or limit ownership in highly profitable businesses.

To add pressure to an already volatile backdrop, U.S. equity markets were doused with a number of disappointing economic readings at the end of June. The Federal Reserve (the Fed) suggested that “financial conditions have become less supportive of economic growth,” while first quarter Gross Domestic Product (GDP) was revised down slightly to 2.7% from 3.0%. Consumer confidence fell sharply in June, and private sector payroll growth was weaker than expected. Fears that Chinese, and therefore global, demand might be slowing hit commodity prices and their stocks, while high crude oil inventory levels and BP’s disastrous oil spill in the Gulf of Mexico further pressured energy stocks. All told, broad-based weakness produced negative returns for all sectors in the Standard & Poor’s® 500 Index, which represents the U.S. large-cap equity market, during the second quarter and for the Reporting Period as a whole.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the telecommunication services and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting most from the Fund’s relative results was stock selection in the health care and consumer discretionary sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in CB Richard Ellis Group, the world’s leading commercial real estate services firm; American Tower, a wireless tower company; and Broadcom, a global leader in semiconductors for wired and wireless communications.

Shares of CB Richard Ellis Group held up well during the Reporting Period due primarily to its reports of better-than-expected fourth quarter results. Sales and leasing revenues increased year-over-year, and margins showed significant improvement driven by well-executed cost-cutting efforts. Furthermore, the company’s management team expressed increasing optimism that the real estate markets were poised to improve.

American Tower was a top contributor, with its shares advancing as the company reported strong revenue and earnings growth. American Tower benefited from being well-positioned in a growing industry with high barriers to entry. In addition, the contracts used in its business model were attractive, as they provide a predictable stream of revenue and recurring cash flow.

A position in Broadcom also contributed to the Fund’s relative performance, as its shares outperformed the Russell Index. Broadcom reported first quarter earnings that beat consensus estimates and provided a better-than-expected second quarter outlook. The company’s results were driven by strength in its mobile/wireless and enterprise networking business segments. During the Reporting Period, Broadcom shipped to five of the six largest cellular handset manufacturers. Included among these were Samsung and Nokia, which recently signed agreements with Broadcom, thereby providing a tailwind to unit sales growth.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in medical products company Baxter International, wireless chipmaker QUALCOMM and data center solutions company Equinix.

Baxter International’s shares fell after the company trimmed its guidance for 2010 due to a weaker outlook for its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. While we expected, at the end of the Reporting Period, uncertainty in the plasma business to remain an overhang in the near term, we continued to believe the company was trading at an attractive valuation due to its robust product pipeline and its market leading franchise.

Shares of QUALCOMM pulled back after the company reported its fiscal first quarter results. While the company’s earnings were ahead of consensus, this was overshadowed by a disappointing outlook based on continued uncertainty around handset pricing and pricing pressures in its chipset business. We maintained the position in the Fund as, in our view, QUALCOMM remained competitively well-positioned given its strong intellectual property portfolio of CDMA (Code Division Multiple Access) technologies and its dominant position in third and fourth generation (3G and 4G) wireless devices. Furthermore, we believed QUALCOMM had significant growth opportunities in emerging markets, new consumer products and 3G and 4G mobile phones.

Shares of Equinix sold off during the Reporting Period, as investors were nervous about the company’s exposure to Europe. In our view, this was short-term “noise.” The company’s core data center business remained robust and should continue to strengthen with its recent acquisition of Switch & Data, a company that provided network-neutral data centers and Internet exchange services to network-centric businesses. At the end of the Reporting Period, we believed Equinix remained well-positioned to benefit from a number of secular trends, including cloud computing (that is, Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid), demand for optimized network performance and mobile data.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a position in Xilinx, a leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries, including automotive, broadcast, consumer, medical and military. The company met our investment criteria based on its dominant market position and competitive edge in PLDs. Also, in our view, Xilinx should benefit from the secular trend of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe the addressable market for PLDs should continue to expand as they offer significant benefits over ASICs, such as lower development costs, shorter development time and upgradability. Xilinx operates a duopoly in the PLD space, which provides pricing power. Its low fixed costs enable it to generate significant free cash flow. Furthermore, we believe the company’s innovative software serves as a barrier to entry. Finally, at the time of purchase, the company’s stock was trading at a historically low valuation and, in our view, offered significant upside potential.

We established a Fund position in Ecolab, a global leader in cleaning, sanitation and pest control services, which it provides to restaurants, hospitality, health care and other enterprises. We believe Ecolab has an effective business model in that it focuses on establishing relationships with clients by offering premium products specific to the consumer’s business, which can then be expanded to include additional services. For instance, the company may provide pest control services and expand the relationship to include floor polishing or machine sanitization. Ecolab’s suite of products focuses on reducing the time and energy required, thereby lowering costs and improving efficiency for its customers. Such a business model allows Ecolab to charge higher prices, which can be justified and offset by the savings to the consumer. We also liked the company because it is significantly larger than its competitors and has a multinational footprint, which we believe will provide Ecolab with sales growth opportunities around the world. At the time of purchase, we believed the company was trading at an attractive valuation.

We sold out of the Fund’s position in Suncor Energy, an integrated energy company focused on developing the Athabasca oil sands basin. Suncor Energy had some operational issues during the Reporting Period, leading our team to have lower confidence that it will be able to meet its production guidance. While we continue to like Suncor Energy over the longer term, we believed there were more attractive investment opportunities in the energy sector and so decided to exit the Fund’s position.

We exited the Fund’s position in C.R. Bard, a medical devices company that manufactures products for vascular, urology, oncology and surgical specialties. We continue to believe the company has an attractive lineup of consumable products that provides consistent, recurring revenue. In addition, the company has a strong management team with a proven history of innovation that has allowed it to drive earnings through organic growth. However, shares of C.R. Bard meaningfully appreciated during the Reporting Period, reducing the stock’s valuation discount. With the stock price reflecting a better fundamental outlook for C.R. Bard, it no longer met our investment criteria. Therefore, we decided to sell out of the Fund’s position in the company, redeploying proceeds to add to other medical device names that we believe offer more attractive risk/reward opportunities in the large-cap segment of the market.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the consumer staples, information technology and materials sectors increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in the consumer discretionary, energy, and industrials sectors decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the financials, health care, telecommunication services and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer discretionary, energy, information technology and materials sectors.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What is the Fund’s tactical view and strategy for the months ahead?

As we consider the U.S. equity market going forward, we believe stock prices will be driven by company-specific fundamentals, specifically free cash flow and margin structure. Further, in our view, the dramatic cost cutting that occurred in 2009 should provide certain companies with significant operating leverage. Our research efforts continue to be focused on companies that can grow revenue by gaining market share and on determining whether those companies’ cost cutting was sustainable or transient. We believe it will continue to be a stock-picker’s market and, therefore, that an investment manager’s ability to identify and purchase those companies best poised for earnings and free cash flow growth will be an important component of investment returns. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Strategic Growth Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	11.00%	-0.05%	-2.68%	0.95%	4/30/98
Service	10.66	N/A	N/A	-2.26	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.85%	0.85%
Service	1.10	1.10

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.3%	Technology Hardware & Equipment
PepsiCo, Inc.	3.9	Food, Beverage & Tobacco
Microsoft Corp.	3.6	Software & Services
American Tower Corp. Class A	3.3	Telecommunication Services
Johnson & Johnson	3.2	Pharmaceuticals, Biotechnology & Life Sciences
Cisco Systems, Inc.	3.1	Technology Hardware & Equipment
Schlumberger Ltd.	3.0	Energy
The Procter & Gamble Co.	2.9	Household & Personal Products
QUALCOMM, Inc.	2.7	Technology Hardware & Equipment
Baxter International, Inc.	2.6	Health Care Equipment & Services

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%

Banks – 0.9%
213,800	People’s United Financial, Inc.	$2,886,300

Capital Goods – 2.6%
92,500	Danaher Corp.	3,433,600
66,730	United Technologies Corp.	4,331,444

		7,765,044

Consumer Durables & Apparel – 2.0%
87,700	NIKE, Inc. Class B	5,924,135

Consumer Services – 1.9%
89,000	McDonald’s Corp.	5,862,430

Diversified Financials – 6.8%
19,600	CME Group, Inc.	5,518,380
79,400	JPMorgan Chase & Co.	2,906,834
133,700	Morgan Stanley	3,103,177
112,800	Northern Trust Corp.	5,267,760
260,430	The Charles Schwab Corp.	3,692,897

		20,489,048

Energy – 8.5%
295,200	Halliburton Co.	7,247,160
53,800	Occidental Petroleum Corp.	4,150,670
164,140	Schlumberger Ltd.	9,083,508
130,400	Southwestern Energy Co.*	5,038,656

		25,519,994

Food & Staples Retailing – 2.5%
136,000	Costco Wholesale Corp.	7,456,880

Food, Beverage & Tobacco – 5.9%
108,000	Kraft Foods, Inc. Class A	3,024,000
190,500	PepsiCo, Inc.	11,610,975
60,700	The Coca-Cola Co.	3,042,284

		17,677,259

Health Care Equipment & Services – 5.8%
194,000	Baxter International, Inc.	7,884,160
63,200	Express Scripts, Inc.*	2,971,664
181,800	St. Jude Medical, Inc.*	6,561,162

		17,416,986

Household & Personal Products – 4.7%
201,200	Avon Products, Inc.	5,331,800
145,600	The Procter & Gamble Co.	8,733,088

		14,064,888

Materials – 3.9%
94,400	Ecolab, Inc.	4,239,504
50,600	Monsanto Co.	2,338,732
69,300	Praxair, Inc.	5,266,107

		11,844,343

Media – 1.0%
96,874	Viacom, Inc. Class B	3,038,937

Pharmaceuticals, Biotechnology & Life Sciences – 9.9%
43,600	Amgen, Inc.*	2,293,360
94,600	Biogen Idec, Inc.*	4,488,770
105,753	Gilead Sciences, Inc.*	3,625,213
161,000	Johnson & Johnson	9,508,660
96,700	Merck & Co., Inc.	3,381,599
55,100	Teva Pharmaceutical Industries Ltd. ADR	2,864,649
76,900	Thermo Fisher Scientific, Inc.*	3,771,945

		29,934,196

Retailing – 7.6%
105,200	Bed Bath & Beyond, Inc.*	3,900,816
357,840	Lowe’s Companies, Inc.	7,307,093
263,100	Staples, Inc.	5,012,055
133,500	Target Corp.	6,564,195

		22,784,159

Semiconductors & Semiconductor Equipment – 3.1%
118,800	Broadcom Corp. Class A	3,916,836
219,800	Xilinx, Inc.	5,552,148

		9,468,984

Software & Services – 13.2%
46,100	Equinix, Inc.*	3,744,242
15,011	Google, Inc. Class A*	6,679,144
25,800	Mastercard, Inc. Class A	5,147,874
472,568	Microsoft Corp.	10,873,790
346,400	Oracle Corp.	7,433,744
218,791	The Western Union Co.	3,262,174
38,100	Visa, Inc. Class A	2,695,575

		39,836,543

Technology Hardware & Equipment – 12.1%
63,400	Apple, Inc.*	15,947,002
437,190	Cisco Systems, Inc.*	9,316,519
78,500	NetApp, Inc.*	2,928,835
250,291	QUALCOMM, Inc.	8,219,556

		36,411,912

Telecommunication Services – 5.6%
220,690	American Tower Corp. Class A*	9,820,705
190,750	Crown Castle International Corp.*	7,107,345

		16,928,050

TOTAL COMMON STOCKS
(Cost $299,810,647)		$295,310,088

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Rate	Value

Short-term Investment(a) – 1.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
4,395,573	0.067%	$4,395,573
(Cost $4,395,573)

TOTAL INVESTMENTS – 99.5%
(Cost $304,206,220)		$299,705,661

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,574,536

NET ASSETS – 100.0%		$301,280,197

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities, at value (identified cost $304,206,220)	$299,705,661
Receivables:
Investment securities sold	1,220,597
Fund shares sold	916,440
Dividends	318,292
Other assets	2,298

Total assets	302,163,288

Liabilities:

Payables:
Investment securities purchased	323,351
Amounts owed to affiliates	242,078
Fund shares redeemed	201,048
Accrued expenses	116,614

Total liabilities	883,091

Net Assets:

Paid-in capital	424,784,169
Accumulated undistributed net investment income	496,050
Accumulated net realized loss from investment transactions	(119,499,463)
Net unrealized loss on investments	(4,500,559)

NET ASSETS	$301,280,197

Net Assets:
Institutional	$106,452,357
Service	194,827,840

Total Net Assets	$301,280,197

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,694,030
Service	19,614,907

Net asset value, offering and redemption price per share:
Institutional	$9.95
Service	9.93

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $1,482)	$2,192,168
Securities lending income — affiliated issuer	1,026

Total investment income	2,193,194

Expenses:

Management fees	1,251,063
Distribution and Service fees — Service Shares	267,524
Printing and mailing costs	59,200
Professional fees	42,811
Transfer Agent fees(a)	33,359
Custody and accounting fees	33,127
Trustee fees	5,961
Other	6,584

Total expenses	1,699,629

NET INVESTMENT INCOME	493,565

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $19,969)	18,383,421
Securities lending reinvestment vehicle transactions — affiliated issuer	5,850
Net change in unrealized loss on:
Investments — unaffiliated issuers	(47,428,894)
Securities lending reinvestment vehicle — affiliated issuer	(11,583)

Net realized and unrealized loss from investment transactions	(29,051,206)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,557,641)

(a)	Institutional and Service Shares had Transfer Agent fees of $11,959 and $21,400, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income	$493,565	$552,696
Net realized gain (loss) from investment transactions	18,389,271	(45,876,538)
Net change in unrealized gain (loss) on investments	(47,440,477)	160,768,884

Net increase (decrease) in net assets resulting from operations	(28,557,641)	115,445,042

Distributions to shareholders:

From net investment income
Institutional Shares	—	(442,989)
Service Shares	—	(360,499)
From return of capital
Institutional Shares	—	(53,630)
Service Shares	—	(43,643)

Total distributions to shareholders	—	(900,761)

From share transactions:

Proceeds from sales of shares	15,534,217	24,273,407
Reinvestment of distributions	—	900,761
Cost of shares redeemed	(30,863,599)	(57,699,129)

Net decrease in net assets resulting from share transactions	(15,329,382)	(32,524,961)

TOTAL INCREASE (DECREASE)	(43,887,023)	82,019,320

Net assets:

Beginning of period	345,167,220	263,147,900

End of period	$301,280,197	$345,167,220

Accumulated undistributed net investment income	$496,050	$2,485

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
				Net		Distributions							Ratio of		Ratio of
	Net asset	Net		realized		to shareholders		Net asset		Net assets,	Ratio of		total		net investment
	value,	investment		and	Total from	from net		value,		end of	net expenses		expenses		income (loss)		Portfolio
	beginning	income		unrealized	investment	investment		end of	Total	period	to average		to average		to average		turnover
Year — Share Class	of period	(loss)(a)		gain (loss)	operations	income		period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010 — Institutional	$10.89	$0.02		$(0.96)	$(0.94)	$—		$9.95	(8.63)%	$106,452	0.86	%(c)	0.86	%(c)	0.45	%(c)	27%
2010 — Service	10.88	0.01		(0.96)	(0.95)	—		9.93	(8.73)	194,828	1.11	(c)	1.11	(c)	0.21	(c)	27

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	7.40	0.03		3.50	3.53	(0.04	)(d)	10.89	47.75	125,258	0.85		0.85		0.35		64
2009 — Service	7.39	0.01		3.50	3.51	(0.02	)(d)	10.88	47.50	219,909	1.10		1.10		0.10		64

2008 — Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81		0.81		0.20		44
2008 — Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06		1.06		(0.05)		44

2007 — Institutional	11.58	0.02	(e)	1.15	1.17	(0.02)		12.73	10.13	172,418	0.86	(f)	0.86	(f)	0.18	(e)(f)	53
2007 — Service	11.58	0.01	(e)	1.15	1.16	(0.01)		12.73	10.01	343,100	0.96	(f)	0.11	(f)	0.08	(e)(f)	53

2006 — Institutional	10.68	0.01		0.90	0.91	(0.01)		11.58	8.56	165,877	0.84		0.85		0.12		70
2006 — Service (Commenced January 9, 2006)	11.03	—	(g)	0.55	0.55	—	(g)	11.58	5.01	386,526	0.94	(c)	1.10	(c)	0.03	(c)	70

2005 — Institutional	10.39	0.02		0.29	0.31	(0.02)		10.68	2.94	168,054	0.90		0.90		0.15		35

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a return of capital amounting to less than $0.005 per share.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.
(f)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(g)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Effective April 30, 2010, the Fund’s name was changed from the Goldman Sachs Capital Growth Fund to Goldman Sachs Strategic Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAM did not make any reimbursements to the Fund.
As of June 30, 2010, amounts owed to affiliates were approximately $195,000, $41,900 and $5,200 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$295,310,088	$—	$—
Short-term Investment	4,395,573	—	—

Total	$299,705,661	$—	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were $88,412,439 and $103,930,654, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Fund is no longer participating in the securities lending program.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $61, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $111 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

11,689	6,373	(18,062)	—	$—

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

7. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Capital loss carryforward:[1]
Expiring 2010	$(59,269,469)
Expiring 2011	(1,064,803)
Expiring 2016	(23,475,963)
Expiring 2017	(43,438,215)

Total capital loss carryforward	$(127,248,450)

Timing differences (post-October losses)	$(4,197,545)

[1]	Expiration occurs on December 31 of the year indicated.

As of June 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$310,573,861

Gross unrealized gain	18,041,092
Gross unrealized loss	(28,909,292)

Net unrealized security loss	$(10,868,200)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.

8. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

10. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

11. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2010		For the Fiscal Year Ended
	(Unaudited)		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	364,606	$3,919,112	1,185,929	$10,504,936
Reinvestment of distributions	—	—	45,729	496,619
Shares redeemed	(1,173,189)	(12,718,994)	(2,600,340)	(22,772,377)

	(808,583)	(8,799,882)	(1,368,682)	(11,770,822)

Service Shares
Shares sold	1,079,074	11,615,105	1,508,421	13,768,471
Reinvestment of distributions	—	—	37,214	404,142
Shares redeemed	(1,677,664)	(18,144,605)	(4,046,698)	(34,926,752)

	(598,590)	(6,529,500)	(2,501,063)	(20,754,139)

NET DECREASE	(1,407,173)	$(15,329,382)	(3,869,745)	$(32,524,961)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Strategic Growth Fund (formerly, “Goldman Sachs Capital Growth Fund”) (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:
(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii) trends in headcount;
(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d) expense information for the Fund, including:
(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii) the Fund’s expense trends over time; and
(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f) the undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k) commission rates paid by the Fund, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund was providing investment performance within a competitive range for long-term investors. The Trustees noted that the Fund had outperformed its benchmark during 2009 and also ranked in the top half of its peer group. The Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a four-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit other expenses to a certain amount. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional or Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	1/01/10	6/30/10		6/30/10*
Institutional
Actual	$1,000	$913.70		$4.08
Hypothetical 5% return	1,000	1,020	.53+	4.31

Service
Actual	1,000	912.70		5.26
Hypothetical 5% return	1,000	1,019	.29+	5.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.
VITSGRWSAR10/39467.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Mid Cap Value Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund (the “Fund”) perform during the semi-annual period ended June 30, 2010?

During the six-month period ended June 30, 2010 (the “Reporting Period”), the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of −3.17% and −3.34%, respectively. These returns compare to the −0.88% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets, like the broader global equity markets, broke a four-quarter winning streak with a sharp drop in the second quarter of 2010 that erased gains from the first quarter of the year and sent most major indices into negative territory for the Reporting Period overall. The Standard & Poor’s® 500 Index, which represents the U.S. large-cap equity cap, fell more than 11% during the second quarter, in line with the performance of the MSCI World Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Broad-based weakness produced negative returns for all sectors in the Standard&Poor’s® 500 Index although more defensive sectors, such as consumer staples, telecommunication services and utilities fared slightly better than index averages.

While the performance of both U.S. and international equity markets largely reflected investor concern that Europe’s sovereign debt dilemma would spark another financial crisis, attention was also increasingly focused on evidence that the global economy was losing steam. In the U.S., the Federal Reserve (the Fed) remained cautious on economic growth. Consumers were wary, and private sector payroll growth was weaker than expected. Additionally, fears of slowing Chinese demand hit commodity prices, while high crude oil inventory levels and BP’s disastrous oil spill in the Gulf of Mexico further pressured energy stocks. The financials sector was among the weakest in the second quarter, as significant financial reform legislation neared the final stages, and investors contemplated the impact to margins, earnings and multiples of banks.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the industrials, materials and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index. Detracting most from the Fund’s relative results was stock selection in the consumer discretionary, financials and consumer staples sectors, where company-specific issues weighed on certain holdings.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in telecommunications giant Sprint Nextel and diversified mining and natural resources company Cliffs Natural Resources.

Shares of Sprint Nextel advanced modestly, as the company reported its first sequential increase in operating revenues in several years, as well as lower customer turnover, a key indicator for its turnaround story. After a positive earnings report in

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

April, the company continued to gain momentum in May as investors grew more confident in its turnaround. We remained encouraged by the company’s progress, particularly in reducing churn and rolling out fourth generation (4G). By the end of the Reporting Period, we had trimmed the Fund’s position in Sprint Nextel, taking profits on strength.

Cliffs Natural Resources, the only public iron ore company in the U.S., performed well during the Reporting Period, benefiting from improved volume, lower fixed costs and higher pricing. The company’s shares also rose as it reported better-than-anticipated earnings and raised guidance. We trimmed the Fund’s position in Cliffs Natural Resources as it approached our price target.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in integrated electric power company PPL and independent oil and natural gas producer Range Resources.

PPL was a detractor from Fund results, as the fundamentals for the power market remained challenged by low prices and soft demand. Its shares also fell upon its acquisition of Louisiana Gas and Electric, but we believe this will be accretive for the company over the longer term. As such, we added to the Fund’s position in PPL on weakness during the Reporting Period.

Range Resources’ shares were negatively affected by weak natural gas prices. Also, there was investor concern over a possible moratorium on drilling in Pennsylvania that would hurt the company’s business. In a related manner, there were worries about potential headwinds from competitor accidents in the field and further regulation. We continued to like this position with a long-term perspective, as Range Resources has a high quality safety standard such that new regulation, in our view, would hurt them less on a cost basis than it would many of its competitors. Still, we trimmed the Fund’s position in Range Resources to reduce exposure over the near term.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in NBTY, the leading producer and distributor of vitamins in the U.S. We viewed the market pull-back during the Reporting Period as an opportune time to buy what we considered to be such a consistent long-term value creator when it was trading at attractive valuations.

We also established a Fund position in BMC Software, a provider of management solutions for mainframes and a distributor of information technology systems. BMC Software’s shares were, at the time of purchase, trading well below historical averages on a price/earnings basis. We believe that BMC Software should benefit from a renewal cycle in the mainframe business, driven by catch-up spending that was deferred during the economic downturn. In our view, such a trend should lead to an improved pricing environment for BMC Software’s most profitable line of business.

We sold out of the Fund’s position in internal combustion engine manufacturer Cummins, taking profits on strength. The company had benefited from a secular growth trend in its business due to the enforcement of emission standards. Additionally, the company was expanding its capital expenditures and diversifying into other product ranges.

Our investment thesis on Huntsman, a diversified chemicals manufacturer, was that it would benefit from an improved capital position, restructuring savings and a very inexpensive valuation. During the Reporting Period, our thesis indeed played out, and so we sold out of the Fund’s position in Huntsman’s stock as it reached our price target.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the consumer discretionary, telecommunication services, industrials, utilities and consumer staples sectors increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in the materials, energy and financials sectors decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in the consumer staples, energy, and financials sectors, and was rather neutrally weighted to the Index in the industrials, information technology, utilities and materials sectors.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

We maintained, at the end of the Reporting Period, a cautiously optimistic view ahead on the U.S. economy, though we recognized that the path to recovery may occur at an uneven pace. Further, many of the headwinds to recovery had already been discounted in the U.S. equity market, and so we believe the risk/reward trade-off is an overall positive over the long term. Amidst a challenging macroeconomic backdrop that includes earnings volatility, regulatory uncertainty and high unemployment, we remained encouraged by data points at the company level. Whereas earnings improvements during the Reporting Period were primarily driven by cost cutting, we believe revenues are beginning to stabilize. Corporate profits appear to be improving, and management teams are more positive. High cash levels and strong balance sheets bode well, in our view, for capital expenditures — the fuel for longer-term growth.

As valuations and volatility normalize from extremes, we believe stocks should trade more on fundamentals and profitability going forward, creating a fertile environment for stock selection. We were excited, at the end of the Reporting Period, to find ourselves with ample opportunities to buy what we believe to be quality businesses at deeply discounted valuations. Drastic cost cutting during the downturn resulted in increased operating leverage for many companies, benefiting margins.

With corporate balance sheets strengthened and flush with cash, we believe capital allocation decisions will distinguish winners and losers. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

 4

FUND BASICS

Mid Cap Value Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	22.69%	0.66%	9.10%	6.39%	5/01/98
Service	22.29	N/A	N/A	-1.40	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.86%	0.86%
Service	1.11	1.11

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	2.4%	Energy
W.R. Berkley Corp.	2.3	Insurance
Eaton Corp.	2.0	Capital Goods
Range Resources Corp.	1.8	Energy
DISH Network Corp. Class A	1.7	Media
CBS Corp. Class B	1.7	Media
Biogen Idec, Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Hartford Financial Services Group, Inc.	1.6	Insurance
Sprint Nextel Corp.	1.5	Telecommunication Services
Aetna, Inc.	1.5	Health Care Equipment & Services

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investment represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%

Automobiles & Components – 1.5%
185,680	Harley-Davidson, Inc.	$4,127,667
277,369	TRW Automotive Holdings Corp.*	7,647,063

		11,774,730

Banks – 5.3%
185,663	Comerica, Inc.	6,837,968
636,992	Fifth Third Bancorp	7,828,632
530,539	First Horizon National Corp.*	6,074,668
65,641	M&T Bank Corp.	5,576,203
421,362	Marshall & Ilsley Corp.	3,025,379
459,569	SunTrust Banks, Inc.	10,707,958

		40,050,808

Capital Goods – 6.6%
244,765	BE Aerospace, Inc.*	6,224,374
125,788	Cooper Industries PLC Class A	5,534,672
227,907	Eaton Corp.	14,914,234
147,331	Parker Hannifin Corp.	8,170,977
249,849	Pentair, Inc.	8,045,138
101,980	Snap-On, Inc.	4,172,002
199,705	Textron, Inc.	3,388,994

		50,450,391

Commercial & Professional Services – 1.9%
252,797	Equifax, Inc.	7,093,484
256,039	Republic Services, Inc.	7,612,039

		14,705,523

Consumer Durables & Apparel – 3.8%
112,343	Fossil, Inc.*	3,898,302
184,510	Hanesbrands, Inc.*	4,439,310
85,047	Mohawk Industries, Inc.*	3,891,751
688,112	Newell Rubbermaid, Inc.	10,073,960
10,501	NVR, Inc.*	6,878,470

		29,181,793

Consumer Services – 0.5%
152,019	Penn National Gaming, Inc.*	3,511,639

Diversified Financials – 4.1%
670,599	Invesco Ltd.	11,286,181
561,497	Janus Capital Group, Inc.	4,986,093
150,111	Lazard Ltd. Class A	4,009,465
1,070,112	SLM Corp.*	11,118,464

		31,400,203

Energy – 9.0%
358,436	Forest Oil Corp.*	9,806,809
153,000	Helmerich & Payne, Inc.	5,587,560
625,337	Key Energy Services, Inc.*	5,740,594
374,028	Newfield Exploration Co.*	18,275,008
346,269	Range Resources Corp.	13,902,700
700,470	Weatherford International Ltd.*	9,204,176
73,700	Whiting Petroleum Corp.*	5,779,554

		68,296,401

Food & Staples Retailing – 0.9%
336,121	Safeway, Inc.	6,608,139

Food, Beverage & Tobacco – 3.1%
295,096	ConAgra Foods, Inc.	6,881,639
127,514	Hansen Natural Corp.*	4,987,073
147,534	Hormel Foods Corp.	5,972,176
99,193	The J.M. Smucker Co.	5,973,402

		23,814,290

Health Care Equipment & Services – 4.7%
431,713	Aetna, Inc.	11,388,589
30,200	Amedisys, Inc.*	1,327,894
113,407	C. R. Bard, Inc.	8,792,445
457,445	Hologic, Inc.*	6,372,209
223,638	Kinetic Concepts, Inc.*	8,165,023

		36,046,160

Household & Personal Products – 1.2%
34,900	Alberto-Culver Co.	945,441
241,389	NBTY, Inc.*	8,209,640

		9,155,081

Insurance – 11.5%
153,204	Everest Re Group Ltd.	10,834,587
592,408	Genworth Financial, Inc. Class A*	7,742,772
549,182	Hartford Financial Services Group, Inc.	12,153,398
232,314	Lincoln National Corp.	5,642,907
406,494	Marsh & McLennan Companies, Inc.	9,166,440
472,283	Principal Financial Group, Inc.	11,070,313
252,962	The Progressive Corp.	4,735,449
653,559	W.R. Berkley Corp.	17,293,171
567,363	XL Capital Ltd. Class A	9,083,482

		87,722,519

Materials – 5.0%
267,009	Celanese Corp. Class A	6,651,194
100,177	CF Industries Holdings, Inc.	6,356,231
48,000	Cliffs Natural Resources, Inc.	2,263,680
171,300	Commercial Metals Co.	2,264,586
85,112	FMC Corp.	4,887,982
189,612	International Paper Co.	4,290,919
111,895	Pactiv Corp.*	3,116,276
246,334	Steel Dynamics, Inc.	3,249,145
76,872	The Sherwin-Williams Co.	5,318,774

		38,398,787

Media – 4.2%
1,017,440	CBS Corp. Class B	13,155,499
725,040	DISH Network Corp. Class A	13,159,476
12,962	The Washington Post Co. Class B	5,320,642

		31,635,617

Pharmaceuticals, Biotechnology & Life Sciences – 1.7%
268,247	Biogen Idec, Inc.*	12,728,320

Real Estate Investment Trust – 7.3%
115,526	Alexandria Real Estate Equities, Inc.	7,320,883
147,994	Boston Properties, Inc.	10,557,892
133,617	Digital Realty Trust, Inc.	7,707,028
532,065	Douglas Emmett, Inc.	7,565,964

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

571,960	Host Hotels & Resorts, Inc.	$7,710,021
794,100	MFA Financial, Inc.	5,876,340
71,200	Tanger Factory Outlet Centers, Inc.	2,946,256
120,500	Ventas, Inc.	5,657,475

		55,341,859

Retailing – 2.6%
276,914	Guess?, Inc.	8,650,793
66,138	J.C. Penney Co., Inc.	1,420,644
909,057	Liberty Media Corp. – Interactive Class A*	9,545,099

		19,616,536

Semiconductors & Semiconductor Equipment – 1.7%
1,206,866	ON Semiconductor Corp.*	7,699,805
500,282	Teradyne, Inc.*	4,877,749

		12,577,554

Software & Services – 3.2%
229,589	BMC Software, Inc.*	7,950,667
248,704	IAC/InterActiveCorp*	5,464,027
165,300	McAfee, Inc.*	5,078,016
352,500	Parametric Technology Corp.*	5,523,675

		24,016,385

Technology Hardware & Equipment – 1.6%
195,003	Amphenol Corp. Class A	7,659,718
192,815	CommScope, Inc.*	4,583,212

		12,242,930

Telecommunication Services – 2.9%
155,748	CenturyTel, Inc.	5,187,966
788,719	Clearwire Corp. Class A*	5,741,874
2,713,873	Sprint Nextel Corp.*	11,506,822

		22,436,662

Transportation – 2.3%
918,390	JetBlue Airways Corp.*	5,041,961
174,214	Kansas City Southern*	6,332,679
154,846	Ryder System, Inc.	6,229,455

		17,604,095

Utilities – 12.7%
138,800	Alliant Energy Corp.	4,405,512
716,607	CMS Energy Corp.	10,498,293
193,282	DPL, Inc.	4,619,440
298,795	Edison International	9,477,778
118,944	FirstEnergy Corp.	4,190,397
111,015	Great Plains Energy, Inc.	1,889,475
226,373	Northeast Utilities	5,767,984
497,799	NV Energy, Inc.	5,879,006
117,800	Pinnacle West Capital Corp.	4,283,208
440,182	PPL Corp.	10,982,541
145,600	Progress Energy, Inc.	5,710,432
137,427	Questar Corp.	6,251,554
303,012	SCANA Corp.	10,835,709
107,500	Sempra Energy	5,029,925
315,738	Xcel Energy, Inc.	6,507,360

		96,328,614

TOTAL COMMON STOCKS
(Cost $759,608,817)		$755,645,036

Shares	Rate	Value

Short-term Investment(a) – 2.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
18,646,387	0.067%	$18,646,387
(Cost $18,646,387)

TOTAL INVESTMENTS – 101.7%
(Cost $778,255,204)		$774,291,423

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(12,615,877)

NET ASSETS – 100.0%		$761,675,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities, at value (identified cost $778,255,204)	$774,291,423
Receivables:
Investment securities sold	10,119,948
Dividends	885,942
Fund shares sold	190,403
Other assets	5,792

Total assets	785,493,508

Liabilities:

Payables:
Investment securities purchased	22,138,190
Fund shares redeemed	908,728
Amounts owed to affiliates	577,589
Accrued expenses	193,455

Total liabilities	23,817,962

Net Assets:

Paid-in capital	1,032,822,511
Accumulated undistributed net investment income	4,470,687
Accumulated net realized loss from investment transactions	(271,653,871)
Net unrealized loss on investments	(3,963,781)

NET ASSETS	$761,675,546

Net Assets:
Institutional	$651,874,551
Service	109,800,995

Total Net Assets	$761,675,546

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	59,326,550
Service	9,986,844

Net asset value, offering and redemption price per share:
Institutional	$10.99
Service	10.99

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Dividends	$5,969,460
Securities lending income — affiliated issuer	33,720

Total investment income	6,003,180

Expenses:

Management fees	3,730,978
Distribution and Service fees — Service Shares	153,280
Printing and mailing costs	120,224
Transfer Agent fees(a)	93,267
Custody and accounting fees	55,683
Professional fees	43,402
Trustee fees	6,443
Registration fees	618
Other	11,324

Total expenses	4,215,219

NET INVESTMENT INCOME	1,787,961

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $157,535)	97,420,038
Securities lending reinvestment vehicle transactions — affiliated issuer	26,974
Net change in unrealized loss on:
Investments — unaffiliated issuers	(116,404,922)
Securities lending reinvestment vehicle — affiliated issuer	(67,665)

Net realized and unrealized loss from investment transactions	(19,025,575)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,237,614)

(a)	Institutional and Service Shares had Transfer Agent fees of $81,006 and $12,261, respectively.

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income	$1,787,961	$12,170,021
Net realized gain (loss) from investment transactions	97,447,012	(145,586,797)
Net change in unrealized gain (loss) on investments	(116,472,587)	380,146,294

Net increase (decrease) in net assets resulting from operations	(17,237,614)	246,729,518

Distributions to shareholders:

From net investment income
Institutional Shares	—	(13,210,185)
Service Shares	—	(1,663,339)

Total distributions to shareholders	—	(14,873,524)

From share transactions:

Proceeds from sales of shares	20,776,693	41,603,690
Reinvestment of distributions	—	14,873,524
Cost of shares redeemed	(198,641,333)	(191,673,776)

Net decrease in net assets resulting from share transactions	(177,864,640)	(135,196,562)

TOTAL INCREASE (DECREASE)	(195,102,254)	96,659,432

Net assets:

Beginning of period	956,777,800	860,118,368

End of period	$761,675,546	$956,777,800

Accumulated undistributed net investment income	$4,470,687	$2,682,726

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		average		turnover
Year — Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010 — Institutional	$11.35	$0.02		$(0.38)	$(0.36)	$—	$—	$—	$10.99	(3.17)%	$651,875	0.87	%(c)	0.87	%(c)	0.41	%(c)	50%
2010 — Service	11.37	0.01		(0.39)	(0.38)	—	—	—	10.99	(3.34)	109,801	1.12	(c)	1.12	(c)	0.18	(c)	50

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	8.66	0.14	(d)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86		0.86		1.46	(d)	111
2009 — Service	8.68	0.12	(d)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(d)	111

2008 — Institutional	14.02	0.14	(e)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		0.84		1.16	(e)	93
2008 — Service	14.03	0.11	(e)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		1.09		0.91	(e)	93

2007 — Institutional	16.09	0.14	(f)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(g)	0.87	(g)	0.85	(f)(g)	84
2007 — Service	16.09	0.12	(f)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(g)	1.12	(g)	0.75	(f)(g)	84

2006 — Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.87		0.80		57
2006 — Service (Commenced January 9, 2006)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(c)	1.12	(c)	0.72	(c)	57

2005 — Institutional	15.28	0.13		1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.87		0.83		53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.37% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.11% of average net assets.
(f)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.
(g)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Over	Effective
$2 billion	$3 billion	$3 billion	$8 billion	Rate

0.80%	0.72%	0.68%	0.67%	0.80%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAM did not make any reimbursements to the Fund.
As of June 30, 2010, amounts owed to affiliates were approximately $539,900, $24,200 and $13,500 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2010, Goldman Sachs earned approximately $30,200 in brokerage commissions from portfolio transactions on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

Level 2— Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$755,645,036	$—	$—
Short-term Investment	18,646,387	—	—

Total	$774,291,423	$—	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were $455,455,582 and $617,641,075, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Fund is no longer participating in the securities lending program.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $3,074, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $3,690 in fees as securities lending agent.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

6. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

70,461	35,481	(105,942)	—	$—

7. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Capital loss carryforward:[1]
Expiring 2016	$(145,363,026)
Expiring 2017	(198,236,490)

Total capital loss carryforward	$(343,599,516)

Timing differences (post-October losses and certain REIT dividends)	$(7,600,344)

[1]	Expiration occurs on December 31 of the year indicated.

As of June 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$795,792,837

Gross unrealized gain	49,091,166
Gross unrealized loss	(70,592,580)

Net unrealized security loss	$(21,501,414)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.

8. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

11. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2010		For the Fiscal Year Ended
	(Unaudited)		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,403,736	$16,922,567	4,258,252	$39,092,639
Reinvestment of distributions	—	—	1,159,806	13,210,185
Shares redeemed	(15,596,918)	(185,536,546)	(18,316,480)	(168,736,934)

	(14,193,182)	(168,613,979)	(12,898,422)	(116,434,110)

Service Shares
Shares sold	319,742	3,854,126	270,915	2,511,051
Reinvestment of distributions	—	—	145,779	1,663,339
Shares redeemed	(1,097,596)	(13,104,787)	(2,486,621)	(22,936,842)

	(777,854)	(9,250,661)	(2,069,927)	(18,762,452)

NET DECREASE	(14,971,036)	$(177,864,640)	(14,968,349)	$(135,196,562)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:
(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii) trends in headcount;
(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d) expense information for the Fund, including:
(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii) the Fund’s expense trends over time; and
(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f) the undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k) commission rates paid by the Fund, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Notwithstanding the fact that the Fund’s performance ranked in the third quartile of its peer group over the one year period ended December 31, 2009, the Trustees observed that the Fund had been providing investment performance within a competitive range for long-term investors, and that it ranked in the second quartile of its peer group over the three-year period. The Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a four-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit other expenses to a certain amount. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional or Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	1/01/10	6/30/10		6/30/10*
Institutional
Actual	$1,000	$968.30		$4.25
Hypothetical 5% return	1,000	1,020.48	+	4.36

Service
Actual	1,000	966.60		5.46
Hypothetical 5% return	1,000	1,019.24	+	5.61

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 24

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.
VITMCVSAR10/39467.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic International Equity Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust- Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund (the “Fund”) perform during the semi-annual period ended June 30, 2010?

During the six-month period ended June 30, 2010 (the “Reporting Period”), the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of −13.07% and −13.18%, respectively. These returns compare to the −13.23% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE)(Net) Index (unhedged, with dividends reinvested) (the “MSCI EAFE Index”) during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equity markets broke a four-quarter winning streak with a sharp drop in the second quarter of 2010 that erased modest gains from the first quarter of the year and sent most major indices into negative territory for the Reporting Period. The MSCI EAFE Index fell 13.23% in U.S. dollar terms. Broad-based weakness produced negative returns for all sectors, although the more traditionally defensive sectors, such as consumer staples, telecommunication services and utilities, fared slightly better than index averages.

European banks bore the brunt of investor angst regarding the health of Europe’s financial system and the possibility that the continent’s debt dilemma would spark another global financial crisis. Still, intensified government focus on financial reform and regulation severely pressured financial stocks globally. In Europe, bank levy and bonus taxation plans further depleted sentiment on banks. In the U.S., investors contemplated the impact of such reform and regulation on earnings and multiples of large global banks, which, in turn, may be forced to spin off or reduce their interest in highly profitable business units.

As European governments proposed austerity packages to reduce debt and restore confidence, many investors — as well as the U.S. government — worried this would only further hinder a slowing global economic recovery. U.S. markets were also doused with a number of disappointing economic readings at the end of June as well as by the Federal Reserve Board’s (the Fed’s) suggestion that “financial conditions [had] become less supportive of economic growth.” Adding to the list of investor concerns was Beijing’s attempts to curb speculation in China’s property markets, along with a downward revision of Chinese leading economic indicators. This raised concerns that Chinese and global demand might be slowing. As a result, commodity prices and their corresponding stocks worldwide slid, while high crude oil inventory levels and BP’s disastrous oil spill in the Gulf of Mexico further pressured energy stocks. Mining stocks were similarly weak with the exception of gold producers. Gold bullion prices posted strong gains as investors sought alternatives to low cash yields and increasingly worrisome sovereign debt. Europe’s issues further reverberated in international equity markets via a double-digit decline in the euro versus the dollar and the yen. In turn, this decline in the euro boosted German manufacturing surveys and export sectors, such as autos, but was a headwind for export-driven Japan. For investors with international equity portfolios denominated in U.S. dollars, the decline in the euro significantly reduced investment returns.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund modestly outperformed the MSCI EAFE Index due primarily to effective security selection overall.

Which equity market sectors most significantly affected Fund performance?

Security selection within the industrials and consumer discretionary sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Detracting most from the Fund’s results was security selection in the health care and information technology sectors.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

What were some of the Fund’s best-performing individual stocks?

French aerospace company Safran of the industrials sector was the top contributor to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Safran performed well on the back of rising demand and a positive outlook for the remainder of the year.

Swiss-based industrials company Kuehne & Nagel also contributed to Fund performance. Shares of the international freight forwarder rose on strong first quarter results, which were driven by volume growth and the company’s positive outlook for the year.

British online retailer ASOS of the consumer discretionary sector was another top performer for the Fund during the Reporting Period. ASOS’ share price rose with news of increasing sales in its European and U.S. markets.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

French diversified banking institution Societe Generale detracted from the Fund’s performance relative to its benchmark index during the Reporting Period, as the sector broadly was affected by lack of clarity over regulatory changes in the financial industry. Despite short-term weakness, we continued to hold the position, as we believed that Societe Generale was on track for earnings recovery and remained an attractive long-term investment opportunity.

The Fund’s relative position in Swiss-based Nestle detracted from the Fund’s results. Nestle is the world’s largest food company with well-known brands and global distribution. It also enjoys a solid balance sheet and a strong management team. The stock was actually a strong performer during the second quarter, and so we trimmed the position on strength, taking profits, and subsequently sold out of it completely. We acted prematurely, as the company’s shares continued to surge after we sold it.

German pharmaceutical company Bayer experienced weakness during the Reporting Period due primarily to profit-taking and because investors were disappointed by a softer-than-expected start to its earnings in 2010. We also believe investors were wary of having large positions in Bayer ahead of key data announcements on a new drug called Xarelto, which is due to launch in the middle of 2010. Though it detracted from the Fund’s relative performance during the Reporting Period, we continued to hold the position as we believe Xarelto is not priced in at the company’s end-of-June share price.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established a Fund position in Italian financial holding company Unicredit. In our view, central and eastern Europe (“CEE”) is one of the three regions in the world where there is still growth potential for the banking industry. This growth in banking should be driven by economic growth, supported, in turn, by European Union accession and further penetration of banking products as these economies develop. Unicredit has the largest franchise in CEE. While Unicredit has a presence in each of the CEE countries, its largest exposures are to Poland, Turkey, Croatia and Russia, which have been the most resilient economies and the best balanced banking markets in CEE. These countries offer the most immediate growth potential in our view. Unicredit’s stock had been under pressure due to a capital increase announced late in 2009. However, we believe that upon completion of the capital increase, the company’s capital position will be especially solid for a predominantly retail bank. Furthermore, in our view, the stock was trading at an attractive valuation at the time of our purchase.

We also initiated a Fund position during the Reporting Period in Banco Santander, one of the largest banks in the world. We believe the company’s geographic footprint is attractive, as it spans Spain, Latin America, the U.K. and the U.S. Within Spain, Banco Santander is rated one of the best banks with a large client base. In our view, the company is a well capitalized bank with no fundamental leverage issue. We further believe that the company has a competitive advantage in its mature markets, including Spain, the U.K. and the U.S. Throughout the economic downturn, it balanced being conservative with buying solid franchises at cheap prices. We believe the cost cutting from the integrations in the U.K. and the U.S. make Banco Santander well positioned to gain market share and generate attractive returns. In addition, the company has the largest Latin American franchise and one of the most emerging markets-focused business mixes relative to its competitors in Europe. We believe that the company’s opportunities in Brazil are particularly attractive given that growth there is driven primarily by domestic demand.

In addition to the sale of Nestle already mentioned, we sold out of the Fund’s position in Imperial Tobacco during the Reporting Period, as the stock was reaching our target price. The stock had performed well earlier in the Reporting Period, but we took profits as we were concerned about the impact of higher-than-expected raw material prices on its future earnings.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the industrials, telecommunication services and utilities sectors increased, and its exposure to the consumer discretionary, consumer staples and information technology sectors decreased.

How was the Fund positioned relative to its benchmark index at the end of June 2010?

At the end of June 2010, the Fund had greater weightings than the MSCI EAFE Index in the telecommunication services and energy sectors. The Fund had underweighted allocations to the MSCI EAFE Index in the consumer staples, financials, utilities, materials and information technology sectors at the end of the Reporting Period. On the same date, the Fund was virtually equally weighted to the MSCI EAFE Index in the industrials, consumer discretionary, and health care sectors.

From a regional perspective, the Fund had underweighted positions in Developed Asia ex-Japan and Europe and was overweight Emerging Markets compared to the MSCI EAFE Index at the end of June 2010.

What is the Fund’s tactical view and strategy for the months ahead?

We believe the remainder of 2010 will continue to be ripe for stock picking. While in 2009 company successes were largely driven by cost reductions and inventory management, we think revenue expectations will be important in the months ahead. We intend to look for well-positioned companies in their respective industries, particularly favoring companies with economies of scale, strong brands and seasoned management. We continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these uncertain times.

 4

FUND BASICS

Strategic International Equity Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	4.38%	-1.44%	-2.46%	1.57%	1/12/98
Service	4.15	N/A	N/A	-6.22	1/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	1.03%	1.03%
Service	1.28	1.28

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business	Country

HSBC Holdings PLC	2.6%	Banks	United Kingdom
Vodafone Group PLC	2.6	Telecommunication Services	United Kingdom
Novartis AG (Registered)	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Roche Holding AG	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Kuehne + Nagel International AG (Registered)	2.0	Transportation	Switzerland
Bayer AG	1.8	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Banco Santander SA	1.7	Banks	Spain
Eni SpA	1.7	Energy	Italy
Koninklijke KPN NV	1.7	Telecommunication Services	Netherlands
Reed Elsevier PLC	1.6	Media	United Kingdom

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 86.8%

Belgium – 0.5%
36,622	Telenet Group Holding NV (Telecommunication Services)*	$960,812

Denmark – 1.7%
30,632	Carlsberg A/S Class B (Food, Beverage & Tobacco)	2,334,435
59,491	Christian Hansen Holding A/S (Materials)*	991,264

		3,325,699

Finland – 0.5%
29,534	Outotec Oyj (Capital Goods)	918,543

France – 6.9%
5,303	Air Liquide SA (Materials)	535,531
15,913	Air Liquide SA Prime De Fidelite (Materials)*	1,606,999
21,783	Alstom SA (Capital Goods)	986,276
114,963	AXA SA (Insurance)	1,756,301
33,130	BNP Paribas SA (Banks)	1,782,420
35,704	Compagnie Generale de Geophysique-Veritas (Energy)*	635,170
74,130	Safran SA (Capital Goods)	2,067,876
43,046	Societe Generale (Banks)	1,771,297
59,906	Total SA (Energy)	2,674,133

		13,816,003

Germany – 6.1%
65,600	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,665,821
13,325	Continental AG (Automobiles & Components)*	691,692
34,970	Daimler AG (Registered) (Automobiles & Components)*	1,768,975
63,891	E.ON AG (Utilities)	1,717,915
33,217	Hamburger Hafen und Logistik AG (Transportation)	1,063,115
50,460	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	2,464,000
10,608	Siemens AG (Registered) (Capital Goods)	948,777

		12,320,295

Greece – 0.1%
49,310	Hellenic Exchanges SA (Diversified Financials)	260,724

Hong Kong – 3.2%
618,000	BOC Hong Kong (Holdings) Ltd. (Banks)	1,407,473
377,500	Kerry Properties Ltd. (Real Estate)	1,631,155
180,443	Sun Hung Kai Properties Ltd. (Real Estate)	2,467,734
84,000	Swire Pacific Ltd. Class A (Real Estate)	953,505

		6,459,867

Ireland – 1.3%
90,725	Kerry Group PLC Class A (Food, Beverage & Tobacco)	2,518,408

Italy – 4.9%
75,382	Acea SpA (Utilities)*	747,705
189,776	Azimut Holding SpA (Diversified Financials)	1,566,505
81,704	Bulgari SpA (Consumer Durables & Apparel)	583,941
184,779	Eni SpA (Energy)	3,391,816
1,259,175	UniCredit SpA (Banks)	2,785,341
96,046	Unione di Banche Italiane ScpA (Banks)	826,972

		9,902,280

Japan – 22.5%
649,000	DIC Corp. (Materials)	1,000,090
23,000	East Japan Railway Co. (Transportation)	1,531,468
69,100	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	1,996,953
13,700	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	491,807
58,800	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	1,080,209
68,900	Honda Motor Co. Ltd. (Automobiles & Components)	2,023,789
41,600	Ibiden Co. Ltd. (Technology Hardware & Equipment)	1,120,646
35,200	JFE Holdings, Inc. (Materials)	1,088,982
188,850	JX Holdings, Inc. (Energy)*	933,410
49,600	Keihin Corp. (Automobiles & Components)	856,502
167,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	2,102,461
202,000	Kubota Corp. (Capital Goods)	1,549,402
186,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,763,976
85,400	Mitsubishi Corp. (Capital Goods)	1,766,793
189,000	Mitsubishi Electric Corp. (Capital Goods)	1,475,129
95,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,322,559
380,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,728,647
92,400	Mitsui & Co. Ltd. (Capital Goods)	1,077,919
40,200	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	860,414
105,000	Nippon Kayaku Co. Ltd. (Materials)	897,877
160,600	Nomura Holdings, Inc. (Diversified Financials)	877,435
1,452	NTT DoCoMo, Inc. (Telecommunication Services)	2,198,749

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

11,670	ORIX Corp. (Diversified Financials)	$845,431
103,200	Panasonic Corp. (Consumer Durables & Apparel)	1,288,643
1,140	Rakuten, Inc. (Retailing)	823,690
9,900	Shimamura Co. Ltd. (Retailing)	895,131
50,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,429,270
101,900	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	898,753
139,000	Taiyo Nippon Sanso Corp. (Materials)	1,103,801
78,000	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	1,047,475
240,000	The Bank of Yokohama Ltd. (Banks)	1,097,872
53,100	The Kansai Electric Power Co., Inc. (Utilities)	1,295,015
228,000	Tokyo Gas Co. Ltd. (Utilities)	1,040,852
235,000	Toshiba Corp. (Technology Hardware & Equipment)*	1,164,089
37,800	Toyota Motor Corp. (Automobiles & Components)	1,298,757
16,170	Yamada Denki Co. Ltd. (Retailing)	1,056,545

		45,030,541

Luxembourg – 0.4%
765,987	Regus PLC (Commercial & Professional Services)	795,775

Netherlands – 1.7%
262,893	Koninklijke KPN NV (Telecommunication Services)	3,350,970

Singapore – 0.5%
101,129	DBS Group Holdings Ltd. (Banks)	981,446

Spain – 3.5%
326,688	Banco Santander SA (Banks)	3,425,712
23,199	Red Electrica Corp. SA (Utilities)	830,639
144,700	Telefonica SA (Telecommunication Services)	2,680,523

		6,936,874

Sweden – 0.9%
61,800	Scania AB Class B (Capital Goods)	943,305
165,797	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	785,386

		1,728,691

Switzerland – 12.0%
36,704	Aryzta AG (Food, Beverage & Tobacco)	1,412,173
52,961	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,848,989
38,479	Kuehne + Nagel International AG (Registered) (Transportation)	3,960,983
456	Lindt & Spruengli AG (Food, Beverage & Tobacco)	989,405
103,387	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,010,458
36,348	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,003,001
8,813	Syngenta AG (Registered) (Materials)	2,035,945
193,257	UBS AG (Registered) (Diversified Financials)*	2,560,234
98,905	Xstrata PLC (Materials)	1,295,127

		24,116,315

United Kingdom – 20.1%
61,404	Admiral Group PLC (Insurance)	1,285,941
114,262	Amlin PLC (Insurance)	657,630
68,935	Anglo American PLC (Materials)*	2,402,053
52,890	ASOS PLC (Retailing)*	676,351
267,491	Balfour Beatty PLC (Capital Goods)	951,379
193,549	BG Group PLC (Energy)	2,878,623
413,100	BP PLC (Energy)	1,977,579
168,535	Cookson Group PLC (Capital Goods)*	968,778
575,923	HSBC Holdings PLC (Banks)	5,261,463
258,323	Inchcape PLC (Retailing)*	943,914
215,278	Prudential PLC (Insurance)	1,623,758
425,513	Reed Elsevier PLC (Media)	3,155,093
53,936	Rio Tinto PLC (Materials)(a)	2,368,566
34,990	Schroders PLC (Diversified Financials)	629,747
575,750	SIG PLC (Capital Goods)*	867,869
119,946	Smiths Group PLC (Capital Goods)	1,909,640
176,138	SOCO International PLC (Energy)*	1,040,643
153,956	SSL International PLC (Health Care Equipment & Services)	1,854,033
96,957	The Capita Group PLC (Commercial & Professional Services)	1,068,198
119,835	Tullow Oil PLC (Energy)	1,782,583
2,534,797	Vodafone Group PLC (Telecommunication Services)	5,222,930
109,241	Wellstream Holdings PLC (Energy)	815,501

		40,342,272

TOTAL COMMON STOCKS
(Cost $186,563,022)		$173,765,515

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Exchange Traded Funds – 8.3%

Australia – 5.3%
553,361	iShares MSCI Australia Index Fund	$10,502,791

Other – 3.0%
161,959	iShares MSCI Emerging Markets Index Fund	6,044,310

TOTAL EXCHANGE TRADED FUNDS
(Cost $12,661,213)		$16,547,101

Shares	Rate	Value

Short-term Investment(b) – 4.3%

JPMorgan U.S. Government Money Market Fund – Capital Shares
8,566,071	0.067%	$8,566,071
(Cost $8,566,071)

TOTAL INVESTMENTS – 99.4%
(Cost $207,790,306)		$198,878,687

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,264,738

NET ASSETS – 100.0%		$200,143,425

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Current Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	38	September 2010	$1,193,306	$(1,968)
SPI 200 Index	64	September 2010	5,740,062	(408,428)

TOTAL				$(410,396)

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities, at value (identified cost $207,790,306)	$198,878,687
Foreign currencies, at value (identified cost $249,967)	249,589
Receivables:
Investment securities sold, at value	1,603,080
Dividends, at value	461,659
Foreign tax reclaims, at value	134,193
Reimbursement from investment adviser	35,644
Fund shares sold	16,662
Other assets	2,039

Total assets	201,381,553

Liabilities:

Payables:
Investment securities purchased, at value	697,878
Amounts owed to affiliates	176,132
Due to broker — variation margin, at value	107,690
Fund shares redeemed	99,107
Accrued expenses	157,321

Total liabilities	1,238,128

Net Assets:

Paid-in capital	353,537,956
Accumulated undistributed net investment income	2,478,428
Accumulated net realized loss from investment, futures and foreign currency related transactions	(146,549,707)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(9,323,252)

NET ASSETS	$200,143,425

Net Assets:
Institutional	$66,678,327
Service	133,465,098

Total Net Assets	$200,143,425

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	9,456,689
Service	18,928,001

Net asset value, offering and redemption price per share:
Institutional	$7.05
Service	7.05

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $331,200)	$3,400,320
Securities lending income — affiliated issuer	77,250
Interest	5,071

Total investment income	3,482,641

Expenses:

Management fees	961,356
Distribution and Service fees — Service Shares	187,202
Printing and mailing costs	78,923
Custody and accounting fees	78,020
Professional fees	52,616
Transfer Agent fees(a)	22,618
Trustee fees	5,876
Other	5,523

Total expenses	1,392,134

Less — expense reductions	(35,644)

Net expenses	1,356,490

NET INVESTMENT INCOME	2,126,151

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	9,796,533
Securities lending reinvestment vehicle transactions — affiliated issuer	17,096
Futures transactions	(227,663)
Foreign currency related transactions	(178,598)
Net change in unrealized loss on:
Investments — unaffiliated issuers	(40,992,547)
Securities lending reinvestment vehicle — affiliated issuer	(13,513)
Futures	(786,509)
Translation of asset and liabilities denominated in foreign currencies	(3,795)

Net realized and unrealized loss from investment, futures and foreign currency related transactions	(32,388,996)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,262,845)

(a)	Institutional and Service Shares had Transfer Agent fees of $7,643 and $14,975, respectively.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income	$2,126,151	$3,349,055
Net realized gain (loss) from investment, futures and foreign currency related transactions	9,407,368	(17,279,593)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(41,796,364)	68,649,680

Net increase (decrease) in net assets resulting from operations	(30,262,845)	54,719,142

Distributions to shareholders:

From net investment income
Institutional Shares	—	(1,367,314)
Service Shares	—	(2,291,819)

Total distributions to shareholders	—	(3,659,133)

From share transactions:

Proceeds from sales of shares	6,735,062	28,564,731
Reinvestment of distributions	—	3,659,133
Cost of shares redeemed	(15,702,674)	(31,894,234)

Net increase (decrease) in net assets resulting from share transactions	(8,967,612)	329,630

TOTAL INCREASE (DECREASE)	(39,230,457)	51,389,639

Net assets:

Beginning of period	239,373,882	187,984,243

End of period	$200,143,425	$239,373,882

Accumulated undistributed net investment income	$2,478,428	$352,277

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		average		turnover
Year — Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010 — Institutional	$8.11	$0.08		$(1.14)	$(1.06)	$—	$—	$—	$7.05	(13.07)%	$66,678	1.03	%(c)	1.06	%(c)	2.04	%(c)	65%
2010 — Service	8.12	0.07		(1.14)	(1.07)	—	—	—	7.05	(13.18)	133,465	1.28	(c)	1.31	(c)	1.80	(c)	65

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	6.41	0.13		1.71	1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07		1.07		1.80		118
2009 — Service	6.42	0.11		1.71	1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118

2008 — Institutional	13.76	0.32	(d)	(6.69)	(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		1.12		2.95	(d)	165
2008 — Service	13.76	0.28	(d)	(6.67)	(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		1.37		2.64	(d)	165

2007 — Institutional	14.49	0.20		0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16	(e)	1.16	(e)	1.30	(e)	134
2007 — Service	14.49	0.20		0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18	(e)	1.41	(e)	1.30	(e)	134

2006 — Institutional	12.05	0.22		2.44 (f)	2.66	(0.22)	—	(0.22)	14.49	22.10 (g)	127,795	1.15		1.16		1.64		76
2006 — Service (Commenced January 9, 2006)	12.71	0.22		1.78 (f)	2.00	(0.22)	—	(0.22)	14.49	15.74 (g)	260,251	1.17	(c)	1.41	(c)	1.68	(c)	76

2005 — Institutional	10.62	0.09		1.38	1.47	(0.04)	—	(0.04)	12.05	13.70	109,399	1.20		1.36		0.81		56

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.12 per share and 1.12% of average net assets.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(f)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(g)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (f) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2010, contractual management fees with GSAMI were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.85%	0.77%	0.73%	0.72%	0.71%	0.85%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAMI has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Effective July 1, 2010, GSAMI will reduce the “Other Expenses” limitation from 0.164% to 0.144% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAMI reimbursed approximately $35,600 to the Fund.
As of June 30, 2010, amounts owed to affiliates were approximately $144,400, $28,300 and $3,400 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2010, Goldman Sachs earned approximately $4,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$16,547,101	$173,765,515	(a)	$—
Short-term Investment	8,566,071	—		—

Total	$25,113,172	$173,765,515		$—

Liabilities
Derivatives	$(410,396)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of June 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities Location	Liabilities

Equity	Due to broker — variation margin, at value	$(410,396)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities and their indicative volumes for the six months ended June 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$(227,663)	$(786,509)	75

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were $139,401,369 and $143,558,148, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7. SECURITIES LENDING (continued)

Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Fund is no longer participating in the securities lending program.
Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $21,502, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $8,579 in fees as securities lending agent.
The following table provides information about the Fund’s investment in the Enhanced Portfolio for the six months ended June 30, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

13,790	38,434	(52,224)	—	$—

8. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Capital loss carryforward:[1]
Expiring 2010	$(6,928,702)
Expiring 2011	(609,034)
Expiring 2016	(74,996,351)
Expiring 2017	(63,551,844)

Total capital loss carryforward	$(146,085,931)

Timing differences (post-October losses)	$(2,825,407)

1 Expiration occurs on December 31 of the year indicated.

As of June 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$215,240,924

Gross unrealized gain	10,801,108
Gross unrealized loss	(27,163,345)

Net unrealized security loss	$(16,362,237)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of Passive Foreign Investment Company and partnership investments.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

11. OTHER MATTERS (continued)

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2010		For the Fiscal Year Ended
	(Unaudited)		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	118,625	$932,926	234,309	$1,485,598
Reinvestment of distributions	—	—	170,701	1,367,314
Shares redeemed	(779,641)	(6,190,497)	(1,856,208)	(12,941,114)

	(661,016)	(5,257,571)	(1,451,198)	(10,088,202)

Service Shares
Shares sold	743,346	5,802,136	4,165,773	27,079,133
Reinvestment of distributions	—	—	285,763	2,291,819
Shares redeemed	(1,202,716)	(9,512,177)	(2,795,956)	(18,953,120)

	(459,370)	(3,710,041)	1,655,580	10,417,832

NET INCREASE (DECREASE)	(1,120,386)	$(8,967,612)	204,382	$329,630

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii) trends in headcount;

(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

(d) expense information for the Fund, including:

(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(ii) the Fund’s expense trends over time; and

(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f) the undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;

(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;

(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k) commission rates paid by the Fund, an updated on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;

(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Fund. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Investment Adviser and its affiliates took a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team in prior periods and implementing enhancements to the investment process for the Fund (which among other things included refinement of how bottom-up stock selection is reflected across multi-regional portfolios). They noted that the Fund still ranked in the bottom half of its peer group for the one-year period ended December 31, 2009, but also noted that the recent performance of the Fund seemed to indicate that these changes could be working. They indicated that they would continue to closely monitor the performance of the Fund, but were encouraged that the changes the Investment Adviser and its affiliates implemented seemed to be contributing to improved performance. The Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

universe; and a four-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit other expenses to a certain amount. They also considered the lower contractual fee rates implemented at each breakpoint for the Fund in 2009. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the portfolio in which the Fund’s cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser’s affiliate from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional or Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	1/01/10	6/30/10		6/30/10*
Institutional
Actual	$1,000	$869.30		$4.77
Hypothetical 5% return	1,000	1,019.69	+	5.16

Service
Actual	1,000	868.20		5.98
Hypothetical 5% return	1,000	1,018.40	+	6.46

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.03% and 1.28% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.
Copyright 2010 Goldman, Sachs & Co. All rights reserved.
VITINTLSAR10/39467.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) perform during the semi-annual period ended June 30, 2010?

During the six-month period ended June 30, 2010 (the “Reporting Period”), the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of -0.23% and -0.34%, respectively. These returns compare to the -1.95% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities advanced in the first quarter, marking the fourth consecutive quarter of gains. Increasing cash flow, higher productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits across a wide spectrum of economic sectors. Stronger personal spending and retail sales figures released during the quarter jump-started stocks related to consumer spending. Continued positive numbers from several key manufacturing surveys lifted industrial stocks. However, risk appetite shifted rapidly during the second quarter of 2010, as market focus turned to the sovereign debt crises in Europe, and investors began to question the sustainability of the global economic recovery. Further, fears of government policy tightening in China that might start to cool economic growth there and announcements regarding U.S. financial regulation reform combined to heighten investor risk aversion.

While all capitalization segments of the U.S. equity market declined during the Reporting Period overall, the U.S. small-cap equity market, as measured by the Russell Index, held up best, followed closely behind by mid-cap stocks, as measured by the Russell Midcap® Index. Large-cap stocks, as measured by the Russell 1000® Index trailed. Large-cap stocks were least successful relative to small-cap stocks in the information technology sector. Within the U.S. small-cap equity segment, all sectors were down, but value stocks modestly outperformed growth stocks during the Reporting Period. The Russell 2000® Growth Index returned -2.31% compared to the -1.64% return of the Russell 2000® Value Index. The Russell 2000® Growth Index has a heavier weighting in the information technology sector, which lagged the index average during the Reporting Period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is believed to be a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed during the Reporting Period, with the Fund’s Management theme contributing the most positively to results, followed by Momentum, Valuation and Quality. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by under-reaction to company-specific information. The Valuation theme attempts to capture potential mispricings of

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

The Profitability and Sentiment themes detracted from the Fund’s relative results during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. However, we seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights generally do not have a meaningful impact on relative performance.

All that said, stock selection in the energy, financials and information technology sectors made the biggest positive contribution to the Fund’s results relative to the Russell Index. Conversely, stock selection in the health care and consumer staples sectors detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in machinery manufacturer and materials handler NACCO Industries, semiconductor developer Lattice Semiconductor, and oil and gas exploration and production company Cimarex Energy. We chose to overweight NACCO Industries because of our positive views on Management and Sentiment. The Fund was overweight Lattice Semiconductor due to our positive views on Sentiment and Momentum. The overweight in Cimarex Energy was the result of our positive views on Quality and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in pharmaceutical manufacturer King Pharmaceuticals, molecular diagnostic product developer Myriad Genetics, and HMO provider WellCare Health Plans. Our positive views on Valuation and Momentum led us to overweight King Pharmaceuticals. The Fund had an overweighted position in Myriad Genetics because of our positive views on Profitability and Quality. The Fund was overweight WellCare Health Plans due to our positive views on Profitability and Momentum.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the first quarter of 2010. During the second quarter, we continued to improve our factor timing within the Momentum theme.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2010, the Fund was overweight the industrials, consumer discretionary and materials sectors relative to the Russell Index. The Fund was underweight utilities, energy and financials compared to the benchmark index on the same date. The Fund was relatively neutral in consumer staples, telecommunication services, information technology and health care at the end of the Reporting Period.

What is your strategy going forward for the Fund?

In the coming months, we believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

 4

FUND BASICS

Structured Small Cap Equity Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	27.02%	-3.71%	2.16%	2.57%	2/13/98
Service	26.65	N/A	N/A	-8.17	8/31/07

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.86%	1.02%
Service	1.11	1.27

2 The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

Nationwide Health Properties, Inc.	1.6%	Real Estate Investment Trust
Allegiant Travel Co.	1.5	Transportation
Rayonier, Inc.	1.2	Real Estate Investment Trust
Skechers U.S.A., Inc. Class A	1.0	Consumer Durables & Apparel
International Bancshares Corp.	1.0	Banks
Lattice Semiconductor Corp.	0.9	Semiconductors & Semiconductor Equipment
Molina Healthcare, Inc.	0.9	Health Care Equipment & Services
American Campus Communities, Inc.	0.9	Real Estate Investment Trust
Cimarex Energy Co.	0.9	Energy
United Stationers, Inc.	0.8	Commercial & Professional Services

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 13.3% of the Fund’s net assets at June 30, 2010. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%

Automobiles & Components – 0.8%
17,464	Dana Holding Corp.*	$174,640
2,438	Federal Mogul Corp.*	31,743
19,157	Modine Manufacturing Co.*	147,126
13,146	Spartan Motors, Inc.	55,213
13,479	Standard Motor Products, Inc.	108,775
20,652	Stoneridge, Inc.*	156,749
15,220	Superior Industries International, Inc.	204,557

		878,803

Banks – 6.0%
3,894	1st Source Corp.	65,886
19,073	Astoria Financial Corp.	262,444
6,330	Banco Latinoamericano de Comercio Exterior SA Class E	79,062
738	City National Corp.	37,808
4,551	Commerce Bancshares, Inc.	163,790
74,687	CVB Financial Corp.(a)	709,526
24,110	First Bancorp(a)	349,354
6,132	First Bancorp, Inc.	80,513
18,342	First Financial Bancorp	274,213
7,191	FirstMerit Corp.	123,182
5,555	FNB Corp.	44,607
38,007	Fulton Financial Corp.	366,768
10,428	Glacier Bancorp, Inc.	152,979
14,075	Great Southern Bancorp, Inc.	285,863
64,629	International Bancshares Corp.	1,078,658
14,386	Investors Bancorp, Inc.*	188,744
37,251	NewAlliance Bancshares, Inc.	417,584
3,893	Northfield Bancorp, Inc.	50,531
70,828	Popular, Inc.*	189,819
11,699	Renasant Corp.(a)	167,881
1,736	Republic Bancorp, Inc. Class A	38,886
3,975	Southwest Bancorp, Inc.	52,828
7,998	SVB Financial Group*(a)	329,758
2,979	TCF Financial Corp.	49,481
19,977	Texas Capital Bancshares, Inc.*	327,623
6,586	Washington Federal, Inc.	106,561
55,762	Wilshire Bancorp, Inc.(a)	487,918
2,098	Wintrust Financial Corp.(a)	69,947

		6,552,214

Capital Goods – 7.3%
3,480	AAR Corp.*	58,255
7,059	Acuity Brands, Inc.(a)	256,806
2,992	Aerovironment, Inc.*	65,016
11,114	Albany International Corp. Class A	179,936
2,744	American Railcar Industries, Inc.*	33,147
6,857	American Woodmark Corp.	117,255
16,438	Apogee Enterprises, Inc.	178,024
5,631	Armstrong World Industries, Inc.*	169,944
2,457	Astec Industries, Inc.*(a)	68,133
12,172	Belden, Inc.	267,784
14,383	BlueLinx Holdings, Inc.*	37,827
28,797	Briggs & Stratton Corp.	490,125
9,482	Ceradyne, Inc.*	202,630
4,177	Cubic Corp.	151,959
4,623	Ducommun, Inc.	79,053

7,521	Dycom Industries, Inc.*	64,305
8,338	Encore Wire Corp.(a)	151,668
7,773	EnPro Industries, Inc.*(a)	218,810
5,482	General Cable Corp.*	146,095
3,433	Hubbell, Inc. Class B	136,256
3,119	II-VI, Inc.*	92,416
7,716	Insteel Industries, Inc.	89,660
14,762	Kadant, Inc.*	257,154
3,622	LMI Aerospace, Inc.*	57,119
43,981	LSI Industries, Inc.	214,627
17,917	Miller Industries, Inc.	241,342
25,011	Mueller Industries, Inc.	615,271
8,408	NACCO Industries, Inc. Class A	746,294
17,912	Oshkosh Corp.*	558,138
3,866	Simpson Manufacturing Co., Inc.	94,910
13,308	Tecumseh Products Co. Class A*	147,985
4,987	Tennant Co.	168,660
15,036	Toro Co.(b)	738,568
8,621	Tredegar Corp.	140,695
2,512	Triumph Group, Inc.	167,375
15,178	Universal Forest Products, Inc.	460,045
5,741	Woodward Governor Co.(a)	146,568

		8,009,855

Commercial & Professional Services – 3.7%
12,687	ACCO Brands Corp.*	63,308
4,998	Administaff, Inc.	120,752
17,398	CDI Corp.	270,191
3,698	Diamond Management & Technology Consultants, Inc.	38,126
28,839	HNI Corp.	795,668
48,423	Kelly Services, Inc. Class A*	720,050
33,671	Kforce, Inc.*(a)	429,305
25,263	Kimball International, Inc. Class B	139,705
52,544	SFN Group, Inc.*	286,890
35,445	Steelcase, Inc. Class A	274,699
17,068	United Stationers, Inc.*	929,694

		4,068,388

Consumer Durables & Apparel – 4.6%
9,389	Blyth, Inc.	319,883
3,174	Brunswick Corp.	39,453
8,875	Callaway Golf Co.(a)	53,605
10,031	Columbia Sportswear Co.(a)	468,147
2,729	CSS Industries, Inc.	45,029
13,369	Ethan Allen Interiors, Inc.(a)	187,032
30,312	Furniture Brands International, Inc.*	158,229
3,152	G-III Apparel Group Ltd.*	72,149
7,432	Hooker Furniture Corp.	79,225
18,768	iRobot Corp.*(a)	352,651
29,873	Kenneth Cole Productions, Inc. Class A*	328,902
18,424	Lululemon Athletica, Inc.*(a)	685,741
4,249	Mohawk Industries, Inc.*	194,434
33,954	Nautilus, Inc.*	51,610
11,681	Oxford Industries, Inc.	244,483
19,424	Perry Ellis International, Inc.*	392,365

The accompanying notes are an integral part of these financial statements.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)

31,091	Skechers U.S.A., Inc. Class A*	$1,135,443
8,322	Tempur-Pedic International, Inc.*	255,902

		5,064,283

Consumer Services – 2.7%
2,512	Biglari Holdings, Inc.*	720,693
36,280	Boyd Gaming Corp.*	308,017
12,736	Caribou Coffee Co., Inc.*	120,610
3,704	Choice Hotels International, Inc.	111,898
26,648	Domino’s Pizza, Inc.*	301,123
48,755	O’Charleys, Inc.*	258,402
22,693	Papa John’s International, Inc.*	524,662
7,245	Pre-Paid Legal Services, Inc.*(a)	329,575
7,724	Red Lion Hotels Corp.*	46,112
1,384	Steiner Leisure Ltd.*	53,201
8,728	Texas Roadhouse, Inc.*	110,147
4,516	Universal Technical Institute, Inc.*	106,758

		2,991,198

Diversified Financials – 4.4%
60,252	Advance America, Cash Advance Centers, Inc.	248,841
51,809	American Capital Ltd.*(a)	249,719
27,432	BlackRock Kelso Capital Corp.	270,754
6,023	Cash America International, Inc.	206,408
43,359	Compass Diversified Holdings	581,444
677	Diamond Hill Investment Group, Inc.	38,379
2,387	Federated Investors, Inc. Class B	49,435
7,909	GAMCO Investors, Inc. Class A	294,215
17,521	Gladstone Capital Corp.	189,402
29,610	Hercules Technology Growth Capital, Inc.	272,708
13,147	Kohlberg Capital Corp.(a)	65,866
3,874	Life Partners Holdings, Inc.(a)	79,262
37,002	NGP Capital Resources Co.	265,304
36,701	PHH Corp.*	698,787
60,795	Primus Guaranty Ltd.*	224,334
13,898	Rewards Network, Inc.	189,986
4,200	SEI Investments Co.	85,512
38,290	TICC Capital Corp.	321,636
12,189	World Acceptance Corp.*(a)	466,961

		4,798,953

Energy – 4.7%
13,409	Cimarex Energy Co.	959,816
35,388	Complete Production Services, Inc.*	506,048
3,418	Dawson Geophysical Co.*	72,701
6,556	Dril-Quip, Inc.*	288,595
5,588	Exterran Holdings, Inc.*	144,226
61,963	International Coal Group, Inc.*(a)	238,558
2,682	Oil States International, Inc.*	106,154
5,052	Petroquest Energy, Inc.*	34,151
20,603	RPC, Inc.(a)	281,231
7,834	Ship Finance International Ltd.(a)	140,072
1,694	SM Energy Co.	68,031
13,250	Stone Energy Corp.*	147,870
5,553	Teekay Corp.	145,322

36,330	Tesoro Corp.	423,971
54,317	USEC, Inc.*	258,549
52,936	W&T Offshore, Inc.(a)	500,775
39,895	Western Refining, Inc.*(a)	200,672
3,475	Whiting Petroleum Corp.*	272,509
11,229	Willbros Group, Inc.*	83,095
10,647	World Fuel Services Corp.(a)	276,183

		5,148,529

Food & Staples Retailing – 0.2%
3,590	Ingles Markets, Inc. Class A	54,029
14,986	Winn-Dixie Stores, Inc.*	144,465

		198,494

Food, Beverage & Tobacco – 2.1%
81,312	Alliance One International, Inc.*(a)	289,471
741	Boston Beer Co., Inc. Class A*	49,980
44,171	Dole Food Co., Inc.*(a)	460,703
1,742	Hansen Natural Corp.*	68,130
5,928	J&J Snack Foods Corp.	249,569
14,675	Lancaster Colony Corp.	783,058
32,278	National Beverage Corp.	396,374

		2,297,285

Health Care Equipment & Services – 6.0%
36,608	AMN Healthcare Services, Inc.*	273,828
894	Analogic Corp.	40,686
8,234	Angiodynamics, Inc.*	121,452
10,616	Assisted Living Concepts, Inc. Class A*	314,127
3,918	Conmed Corp.*	72,992
14,247	Cross Country Healthcare, Inc.*	128,081
3,081	Health Net, Inc.*	75,084
18,235	Hill-Rom Holdings, Inc.	554,891
2,278	IDEXX Laboratories, Inc.*	138,730
18,579	Invacare Corp.(a)	385,329
35,753	Kindred Healthcare, Inc.*	459,069
4,909	Masimo Corp.	116,883
19,337	Medcath Corp.*	151,989
23,880	Medical Action Industries, Inc.*	286,321
13,727	MedQuist, Inc.	108,581
3,315	Meridian Bioscience, Inc.	56,355
33,898	Molina Healthcare, Inc.*(a)	976,262
57,236	Nighthawk Radiology Holdings, Inc.*	148,241
50,600	PharMerica Corp.*(a)	741,796
10,191	Somanetics Corp.*	254,265
19,246	STERIS Corp.	598,166
43,644	Sunrise Senior Living, Inc.*	121,330
30,995	Universal American Corp.*	446,328
2,168	Virtual Radiologic Corp.*	37,203

		6,607,989

Household & Personal Products – 1.1%
58,085	Central Garden and Pet Co. Class A*	521,022
46,558	Mannatech, Inc.*	92,650
3,017	Nu Skin Enterprises, Inc. Class A	75,214

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Household & Personal Products – (continued)

44,978	Prestige Brands Holdings, Inc.*	$318,444
4,199	USANA Health Sciences, Inc.*	153,390

		1,160,720

Insurance – 1.5%
17,877	American Equity Investment Life Holding Co.	184,491
13,165	Aspen Insurance Holdings Ltd.	325,702
22,326	CNA Surety Corp.*	358,779
74,460	CNO Financial Group, Inc.*	368,577
3,084	First Mercury Financial Corp.	32,629
13,476	Flagstone Reinsurance Holdings SA	145,810
1,436	Kansas City Life Insurance Co.	42,462
1,230	Mercury General Corp.	50,971
4,475	National Financial Partners Corp.*	43,721
2,336	Protective Life Corp.	49,967
147	White Mountains Insurance Group Ltd.	47,657

		1,650,766

Materials – 4.9%
22,550	A. Schulman, Inc.	427,548
35,650	Boise, Inc.*	195,718
16,714	Brush Engineered Materials, Inc.*(a)	333,946
9,096	Buckeye Technologies, Inc.*	90,505
12,553	Clearwater Paper Corp.*	687,402
11,363	Domtar Corp.	558,491
8,739	Ferro Corp.*	64,406
3,537	Innophos Holdings, Inc.	92,245
6,779	Kaiser Aluminum Corp.	235,028
33,111	KapStone Paper and Packaging Corp.*	368,857
37,806	Louisiana-Pacific Corp.*(a)	252,922
14,155	Myers Industries, Inc.	114,514
1,501	Olympic Steel, Inc.	34,478
13,541	OM Group, Inc.*	323,088
40,418	PolyOne Corp.*	340,320
12,657	Spartech Corp.*	129,734
7,352	Stepan Co.	503,097
8,685	Stillwater Mining Co.*(a)	100,920
8,319	Wausau Paper Corp.*	56,320
26,628	Worthington Industries, Inc.(a)	342,436
8,256	Zep, Inc.	143,985

		5,395,960

Media – 1.1%
9,497	Ascent Media Corp. Class A*	239,894
50,481	EW Scripps Co. Class A*	375,074
12,940	Harte-Hanks, Inc.(a)	135,223
59,889	Journal Communications, Inc. Class A*	237,759
10,698	Scholastic Corp.	258,036

		1,245,986

Pharmaceuticals, Biotechnology & Life Sciences – 7.4%
89,254	Affymetrix, Inc.*	526,599
25,361	Albany Molecular Research, Inc.*	131,116

30,901	Alkermes, Inc.*	384,717
1,203	Bio-Rad Laboratories, Inc. Class A*	104,047
22,918	Cubist Pharmaceuticals, Inc.*(a)	472,111
30,753	Depomed, Inc.*(a)	86,108
25,027	Emergent Biosolutions, Inc.*(a)	408,941
4,171	Endo Pharmaceuticals Holdings, Inc.*	91,011
42,153	eResearchTechnology, Inc.*	332,166
14,821	Exelixis, Inc.*(a)	51,429
10,774	Genomic Health, Inc.*(a)	139,308
100,993	Insmed, Inc.*	67,928
19,416	ISTA Pharmaceuticals, Inc.*	42,521
111,708	King Pharmaceuticals, Inc.*	847,864
29,257	Martek Biosciences Corp.*(a)	693,683
38,437	Maxygen, Inc.*	212,557
25,481	Myriad Genetics, Inc.*	380,941
92,957	Nabi Biopharmaceuticals*	505,686
3,067	Obagi Medical Products, Inc.*	36,252
14,258	Par Pharmaceutical Cos, Inc.*	370,138
146,864	PDL BioPharma, Inc.(a)	825,376
55,984	Progenics Pharmaceuticals, Inc.*(a)	306,792
38,900	Sciclone Pharmaceuticals, Inc.*	103,474
11,572	Seattle Genetics, Inc.*	138,748
17,898	Synta Pharmaceuticals Corp.*	48,325
11,251	The Medicines Co.*	85,620
1,882	United Therapeutics Corp.*	91,860
47,344	Viropharma, Inc.*	530,726
29,048	Zymogenetics, Inc.*	122,583

		8,138,627

Real Estate Investment Trust – 8.6%
3,997	Acadia Realty Trust	67,230
10,812	Agree Realty Corp.	252,136
2,055	AMB Property Corp.	48,724
35,419	American Campus Communities, Inc.	966,584
5,383	Ashford Hospitality Trust, Inc.*	39,457
7,586	Associated Estates Realty Corp.	98,239
3,745	BRE Properties, Inc.	138,303
16,695	Equity Lifestyle Properties, Inc.	805,200
12,279	Extra Space Storage, Inc.	170,678
4,582	Federal Realty Investment Trust	321,977
8,051	FelCor Lodging Trust, Inc.*	40,174
41,845	Franklin Street Properties Corp.	494,189
1,528	Government Properties Income Trust	38,995
5,139	Health Care REIT, Inc.	216,455
5,335	Healthcare Realty Trust, Inc.(b)	117,210
11,817	LTC Properties, Inc.	286,799
8,278	Mack-Cali Realty Corp.	246,105
31,865	MPG Office Trust, Inc.*(a)	93,364
6,345	National Health Investors, Inc.	244,663
17,740	National Retail Properties, Inc.(a)	380,346
50,090	Nationwide Health Properties, Inc.	1,791,719
21,098	Omega Healthcare Investors, Inc.	420,483
2,319	Pennymac Mortgage Investment Trust*	36,872
5,268	Potlatch Corp.(a)	188,226

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trust – (continued)

29,299	Rayonier, Inc.	$1,289,742
13,105	Realty Income Corp.(a)	397,475
16,306	Sunstone Hotel Investors, Inc.*	161,919
3,365	Urstadt Biddle Properties, Inc. Class A	54,277

		9,407,541

Retailing – 4.8%
31,884	AnnTaylor Stores Corp.*	518,753
30,832	Asbury Automotive Group, Inc.*	324,969
25,221	Brown Shoe Co., Inc.	382,855
13,859	Build-A-Bear Workshop, Inc. Class A*(a)	93,964
7,988	Core-Mark Holding Co., Inc.*	218,871
4,291	Dillard’s, Inc. Class A	92,256
16,054	DSW, Inc. Class A*	360,573
36,766	Fred’s, Inc. Class A(a)	406,632
3,751	Genesco, Inc.*	98,689
15,373	Group 1 Automotive, Inc.*(a)	361,727
8,411	Haverty Furniture Cos., Inc.	103,371
11,648	Lithia Motors, Inc. Class A	71,985
6,555	Overstock.com, Inc.*(a)	118,449
12,242	Shoe Carnival, Inc.*	251,083
8,378	Sonic Automotive, Inc. Class A*	71,716
62,365	Stage Stores, Inc.	666,058
6,719	The Cato Corp. Class A	147,952
16,760	The Finish Line, Inc. Class A	233,467
30,118	Tuesday Morning Corp.*	120,171
12,401	Williams-Sonoma, Inc.	307,793
18,711	Zumiez, Inc.*	301,434

		5,252,768

Semiconductors & Semiconductor Equipment – 4.3%
22,353	Advanced Analogic Technologies, Inc.*	71,306
32,648	Applied Micro Circuits Corp.*	342,151
17,375	DSP Group, Inc.*	111,026
10,819	Entegris, Inc.*	42,951
20,134	Fairchild Semiconductor International, Inc.*	169,327
9,778	Integrated Device Technology, Inc.*	48,401
232,417	Lattice Semiconductor Corp.*	1,008,690
53,991	LSI Corp.*	248,359
25,618	Micrel, Inc.	260,791
12,598	Mindspeed Technologies, Inc.*	94,359
45,355	Photronics, Inc.*(a)	205,005
23,938	PLX Technology, Inc.*	100,300
133,833	RF Micro Devices, Inc.*(a)	523,287
18,165	Sigma Designs, Inc.*(a)	181,832
125,368	Silicon Image, Inc.*	440,042
9,607	Standard Microsystems Corp.*(a)	223,651
17,522	TriQuint Semiconductor, Inc.*	107,059
8,433	Volterra Semiconductor Corp.*	194,465
32,155	Zoran Corp.*	306,759

		4,679,761

Software & Services – 8.0%
26,918	Acxiom Corp.*	395,425
3,146	Advent Software, Inc.*(b)	147,736
23,168	Blackbaud, Inc.	504,367
17,947	Bottomline Technologies, Inc.*	233,849
80,925	Ciber, Inc.*	224,162
22,445	CommVault Systems, Inc.*	505,013
11,209	CSG Systems International, Inc.*	205,461
8,104	DivX, Inc.*	62,077
28,894	Internap Network Services Corp.*	120,488
85,583	iPass, Inc.*(a)	91,574
16,745	Kenexa Corp.*	200,940
121,557	Lionbridge Technologies, Inc.*	555,515
6,352	LivePerson, Inc.*	43,575
20,179	Manhattan Associates, Inc.*	555,931
55,638	Marchex, Inc. Class B	214,206
1,197	MAXIMUS, Inc.	69,270
23,702	Mentor Graphics Corp.*	209,763
9,249	MicroStrategy, Inc. Class A*	694,507
16,684	Ness Technologies, Inc.*	71,908
2,341	NeuStar, Inc. Class A*	48,271
3,536	Opnet Technologies, Inc.	51,944
9,229	PROS Holdings, Inc.*	59,989
18,246	QAD, Inc.*	75,356
18,332	Quest Software, Inc.*	330,709
99,910	RealNetworks, Inc.*	329,703
25,007	Renaissance Learning, Inc.(a)	367,353
10,872	Sonic Solutions, Inc.*(a)	90,781
51,992	Symyx Technologies, Inc.*	260,480
8,880	Synopsys, Inc.*	185,326
9,919	Taleo Corp. Class A*	240,933
8,794	TeleTech Holdings, Inc.*	113,355
22,420	THQ, Inc.*	96,854
16,094	Ultimate Software Group, Inc.*	528,849
14,115	Unica Corp.*	135,222
37,619	VeriFone Systems, Inc.*	712,128

		8,733,020

Technology Hardware & Equipment – 5.2%
18,861	Agilysys, Inc.	126,180
5,135	Benchmark Electronics, Inc.*	81,390
41,074	Brightpoint, Inc.*	287,518
12,906	CTS Corp.	119,251
9,838	EchoStar Corp. Class A*	187,709
22,783	Electronics for Imaging, Inc.*	222,134
3,145	EMS Technologies, Inc.*	47,238
24,305	Emulex Corp.*	223,120
36,811	Extreme Networks*	99,390
20,500	Gerber Scientific, Inc.*	109,675
16,720	Hutchinson Technology, Inc.*	72,398
38,302	Imation Corp.*	351,995
12,472	Ingram Micro, Inc. Class A*	189,450
19,606	Insight Enterprises, Inc.*	258,015
4,516	Keithley Instruments, Inc.	39,876
32,835	Methode Electronics, Inc.	319,813
8,187	PC-Tel, Inc.*	41,262
16,477	Plantronics, Inc.	471,242

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

71,972	Power-One, Inc.*(a)	$485,811
39,900	Powerwave Technologies, Inc.*	61,446
204,059	Quantum Corp.*	383,631
21,771	Radisys Corp.*	207,260
36,456	ShoreTel, Inc.*(a)	169,156
27,640	Smart Modular Technologies (WWH), Inc.*	161,694
9,391	Super Micro Computer, Inc.*	126,779
30,589	Symmetricom, Inc.*	155,698
2,097	Tech Data Corp.*	74,695
46,042	Tellabs, Inc.	294,208
18,178	Tollgrade Communications, Inc.*	114,521
15,098	Xyratex Ltd.*	213,637

		5,696,192

Telecommunication Services – 1.1%
13,892	Cbeyond, Inc.*	173,650
11,268	IDT Corp. Class B*	143,667
12,276	Leap Wireless International, Inc.*	159,342
1,971	Telephone & Data Systems, Inc.	59,899
51,313	USA Mobility, Inc.	662,964

		1,199,522

Transportation – 4.7%
18,740	Air Transport Services Group, Inc.*	89,202
38,550	Allegiant Travel Co.(a)	1,645,700
13,731	American Commercial Lines, Inc.*(a)	309,085
11,621	Celadon Group, Inc.*	164,321
3,706	Dynamex, Inc.*	45,213
7,775	Heartland Express, Inc.	112,893
2,418	Marten Transport Ltd.*	50,246
37,934	Pacer International, Inc.*(a)	265,159
75,330	Republic Airways Holdings, Inc.*	460,266
14,955	Saia, Inc.*	224,325
73,869	SkyWest, Inc.	902,679
7,243	Universal Truckload Services, Inc.*	100,895
33,677	Werner Enterprises, Inc.	737,190

		5,107,174

Utilities – 2.6%
11,688	Atmos Energy Corp.	316,044
11,785	Black Hills Corp.(a)	335,519
2,522	DPL, Inc.	60,276
3,746	Energen Corp.	166,060
20,353	Integrys Energy Group, Inc.	890,240
7,674	Pinnacle West Capital Corp.	279,027

14,794	PNM Resources, Inc.	165,397
17,044	Southwest Gas Corp.	502,798
1,944	WGL Holdings, Inc.	66,154

		2,781,515

TOTAL COMMON STOCKS
(Cost $101,113,716)		$107,065,543

Shares	Rate	Value

Short-term Investment(c) – 2.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
2,653,942	0.067%	$2,653,942
(Cost $2,653,942)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $103,767,658)		$109,719,485

Securities Lending Reinvestment Vehicle(c)(d) – 13.3%

Boston Global Investment Trust – Enhanced Portfolio II
14,581,295	1.001%	$14,595,876
(Cost $14,584,966)

TOTAL INVESTMENTS – 113.5%
(Cost $118,352,624)		$124,315,361

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.5)%		(14,815,538)

NET ASSETS – 100.0%		$109,499,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	36	September 2010	$2,188,080	$(200,765)

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $103,767,658)(a)	$109,719,485
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $14,584,966)	14,595,876
Receivables:
Investment securities sold	706,160
Dividends	74,003
Fund shares sold	73,605
Due from custodian	51,151
Reimbursement from investment adviser	8,476
Securities lending income	4,679
Other assets	1,000

Total assets	125,234,435

Liabilities:

Payables:
Payable upon return of securities loaned	14,814,079
Investment securities purchased	610,636
Fund shares redeemed	119,024
Amounts owed to affiliates	76,779
Due to broker — variation margin	19,440
Accrued expenses	94,654

Total liabilities	15,734,612

Net Assets:

Paid-in capital	148,918,874
Accumulated undistributed net investment income	861,545
Accumulated net realized loss from investment and futures transactions	(46,042,568)
Net unrealized gain on investments and futures	5,761,972

NET ASSETS	$109,499,823

Net Assets:
Institutional	$88,467,766
Service	21,032,057

Total Net Assets	$109,499,823

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,052,682
Service	2,402,369

Net asset value, offering and redemption price per share:
Institutional	$8.80
Service	8.75

(a)	Includes loaned securities having a market value of $14,205,583.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Dividends	$951,575
Securities lending income — affiliated issuer	36,786

Total investment income	988,361

Expenses:

Management fees	462,887
Printing and mailing costs	45,913
Professional fees	35,500
Distribution and Service fees — Service Shares	29,749
Custody and accounting fees	24,028
Transfer Agent fees(a)	12,343
Trustee fees	6,402
Other	5,440

Total expenses	622,262

Less — expense reductions	(59,292)

Net expenses	562,970

NET INVESTMENT INCOME	425,391

Realized and unrealized gain (loss) from investment and futures transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers	6,965,125
Securities lending reinvestment vehicle — affiliated issuer	88,572
Futures transactions	180,855
Net change in unrealized loss on:
Investments — unaffiliated issuers	(6,810,725)
Securities lending reinvestment vehicle — affiliated issuer	(88,572)
Futures	(259,611)

Net realized and unrealized gain from investment and futures transactions	75,644

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$501,035

(a)	Institutional and Service Shares had Transfer Agent fees of $9,963 and $2,380, respectively.

The accompanying notes are an integral part of these financial statements.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income	$425,391	$987,578
Net realized gain (loss) from investment and futures transactions	7,234,552	(5,830,824)
Net change in unrealized gain (loss) on investments and futures	(7,158,908)	31,445,116

Net increase in net assets resulting from operations	501,035	26,601,870

Distributions to shareholders:

From net investment income
Institutional Shares	—	(984,250)
Service Shares	—	(203,812)

Total distributions to shareholders	—	(1,188,062)

From share transactions:

Proceeds from sales of shares	10,226,009	17,664,477
Reinvestment of distributions	—	1,188,062
Cost of shares redeemed	(19,852,879)	(18,357,340)

Net increase (decrease) in net assets resulting from share transactions	(9,626,870)	495,199

TOTAL INCREASE (DECREASE)	(9,125,835)	25,909,007

Net assets:

Beginning of period	118,625,658	92,716,651

End of period	$109,499,823	$118,625,658

Accumulated undistributed net investment income	$861,545	$436,154

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders
				Net										Ratio of		Ratio of
	Net asset			realized							Net assets,	Ratio of		total		net investment
	value,	Net		and	Total from	From net	From		Net asset		end of	net expenses		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	net realized	Total	value, end	Total	period	to average		to average		average		turnover
Year — Share Class	of period	income		gain (loss)	operations	income	gains	distributions	of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010 — Institutional	$8.82	$0.03	(b)	$(0.05)	$(0.02)	$—	$—	$—	$8.80	(0.23)%	$88,468	0.86	%(c)	0.96	%(c)	0.74	%(c)	30%
2010 — Service	8.78	0.02	(b)	(0.05)	(0.03)	—	—	—	8.75	(0.34)	21,032	1.11	(c)	1.21	(c)	0.49	(c)	30

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	6.98	0.08	(b)(d)	1.85	1.93	(0.09)	—	(0.09)	8.82	27.67	95,334	0.86		1.02		1.03	(d)	212
2009 — Service	6.96	0.07	(b)(d)	1.83	1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11		1.27		0.83	(d)	212

2008 — Institutional	10.71	0.09	(e)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		1.06		0.85	(e)	189
2008 — Service	10.71	0.06	(e)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.31		1.92	(e)	189

2007 — Institutional	14.44	0.07	(b)(f)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(g)	0.95	(g)	0.49	(f)(g)	163
2007 — Service (Commenced August 31, 2007)	12.81	0.02	(b)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(c)	1.21	(c)	0.56	(c)	163

2006 — Institutional	13.93	0.07	(b)	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.99		0.49		133

2005 — Institutional	14.40	0.05	(b)	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.93		0.37		119

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.43% of average net assets.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.14% of average net assets.
(f)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.14% of average net assets.
(g)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Futures Contracts — The Fund may purchase or sell futures contracts with respect to a representative index to hedge against changes in securities prices, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2010, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate

First	Next	Next	Over	Effective	Effective Net
$2 billion	$3 billion	$3 billion	$8 billion	Rate	Management Rate

0.75%	0.68%	0.65%	0.64%	0.75%	0.73	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above. For the six months ended June 30, 2010, GSAM waived approximately $12,300 of the Fund’s management fee.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Effective July 1, 2010 GSAM will reduce the “Other Expenses” limitation from 0.114% to 0.094% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAM reimbursed approximately $47,000 to the Fund.
As of June 30, 2010, amounts owed to affiliates were approximately $70,300, $4,600 and $1,900 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2010, Goldman Sachs earned approximately $900 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$107,065,543	$—	$—
Short-term Investment	2,653,942	—	—
Securities Lending Reinvestment Vehicle	—	14,595,876	—

Total	$109,719,485	$14,595,876	$—

Liabilities
Derivatives	$(200,765)	$—	—

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of June 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Statement of
Assets and Liabilities
Risk	Location	Liabilities

Equity	Due to broker — variation margin	$(200,765)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities and their indicative volumes for the six months ended June 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$180,855	$(259,611)	39

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were $36,131,697 and $45,307,869, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

7. SECURITIES LENDING (continued)

Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $20,341, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $4,062 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2010 was $5,477,954.
The following table provides information about the Fund’s investment in the Enhanced Portfolio II for the six months ended June 30, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

29,498	15,457	(30,374)	14,581	$14,596

8. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Fund’s capital loss carryforwards and certain timing differences on a tax-basis were as follows:

Capital loss carryforward:[1]
Expiring 2016	$(34,977,258)
Expiring 2017	(17,749,027)

Total capital loss carryforward	$(52,726,285)

Timing differences (post-October losses)	$(21,886)

[1]	Expiration occurs on December 31 of the year indicated.
As of June 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$118,787,928

Gross unrealized gain	14,059,093
Gross unrealized loss	(8,531,660)

Net unrealized security gain	$5,527,433

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of Passive Foreign Investment Company and partnership investments.

9. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2010		For the Fiscal Year Ended
	(Unaudited)		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,068,525	$10,147,861	846,977	$6,179,797
Reinvestment of distributions	—	—	111,846	984,250
Shares redeemed	(1,828,883)	(17,346,035)	(2,509,667)	(18,206,566)

	(760,358)	(7,198,174)	(1,550,844)	(11,042,519)

Service Shares
Shares sold	8,516	78,148	1,717,923	11,484,680
Reinvestment of distributions	—	—	23,240	203,812
Shares redeemed	(258,298)	(2,506,844)	(18,237)	(150,774)

	(249,782)	(2,428,696)	1,722,926	11,537,718

NET INCREASE (DECREASE)	(1,010,140)	$(9,626,870)	172,082	$495,199

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii) trends in headcount;

(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

(d) expense information for the Fund, including:

(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii) the Fund’s expense trends over time; and

(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f) the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;

(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;

(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k) commission rates paid by the Fund and other portfolio trading related issues;

(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Fund. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Fund ranked in the bottom half of its peer group over the three- and five-year periods ended December 31, 2009, but also considered the recent improvement of the Fund over the recent one-year period. The Trustees also noted that, in response to the recent market turmoil, the Investment Adviser implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Fund (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel. The Trustees also recognized that these changes would need time to achieve their desired effects, and resolved to continue to monitor the Fund’s performance. The Trustees noted that they had expressed concern about the persistent under performance relative to its peer group and benchmark of the Fund to senior management of the Investment Adviser, and determined that the changes implemented by the Investment Adviser and the Fund’s more recent performance provided a basis for concluding that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a three-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Fund’s “other expenses” ratio (excluding certain expenses) and the contractual management fee rate to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

 28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned throughout the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

 30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional or Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses
				Paid for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	1/01/10	6/30/10		6/30/10*
Institutional
Actual	$1,000	$997.70		$4.26
Hypothetical 5% return	1,000	1,020.53	+	4.31

Service
Actual	1,000	996.60		5.50
Hypothetical 5% return	1,000	1,019.29	+	5.56

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 32

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	George F. Travers, Principal Financial Officer
Diana M. Daniels	Peter V. Bonanno, Secretary
Patrick T. Harker	Scott M. McHugh, Treasurer
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITSCSAR10/39467.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Structured U.S. Equity Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund (the “Fund”) perform during the semi-annual period ended June 30, 2010?

During the six-month period ended June 30, 2010 (the “Reporting Period”), the Fund’s Institutional and Service Shares generated cumulative total returns, without sales charges, of -7.58% and -7.68%, respectively. These returns compare to the -6.65% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equities advanced in the first quarter, marking the fourth consecutive quarter of gains. Increasing cash flow, high productivity and significant cost cutting fueled expectations of forthcoming business spending and corporate profits across a wide spectrum of economic sectors. Stronger personal spending and retail sales figures released during the quarter jump-started stocks related to consumer spending. Continued positive numbers from several key manufacturing surveys lifted industrial stocks. However, risk appetite shifted rapidly during the second quarter of 2010, as market focus turned to the sovereign debt crises in Europe, and investors began to question the sustainability of the global economic recovery. Further, fears of government policy tightening in China that might start to cool economic growth there and announcements regarding U.S. financial regulation reform combined to heighten investor risk aversion.

The S&P 500 Index, representing the U.S. large-cap equity market, declined 6.65% during the Reporting Period. All ten sectors in the S&P 500 Index were down, with the materials and energy sectors losing the most ground. The information technology sector, however, was the biggest detractor from S&P 500 Index returns, given that it holds the biggest weighting within the index. More defensive sectors, such as consumer staples, telecommunication services and utilities, fared slightly better than index averages. Given its heavier weighting in the information technology sector, we do not find it surprising that the growth-oriented index for the U.S. large-cap equity market underperformed value stocks during the Reporting Period. The S&P 500 Growth Index returned -7.99% for the Reporting Period compared to the -5.30% return of the S&P 500 Value Index. Overall, while all capitalization segments of the U.S. equity market declined during the Reporting Period, small-cap stocks, as measured by the S&P SmallCap 600 Index, held up best, followed closely behind by mid-cap stocks, as measured by the S&P MidCap 400 Index. Large-cap stocks trailed and were least successful relative to small-cap stocks in the information technology sector.

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is believed to be a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the Reporting Period, with the Fund’s Momentum theme detracting the most, followed at some distance by Sentiment and Management. The Momentum theme seeks to predict drifts in stock prices

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

caused by under-reaction to company specific information. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Profitability, Quality and Valuation themes contributed positively to the Fund’s returns relative to the S&P 500 Index. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. However, we seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights generally do not have a meaningful impact on relative performance.

All that said, stock selection in the financials, energy and telecommunication services sectors made the biggest positive contribution to the Fund’s results relative to the S&P 500 Index. Conversely, stock selection in the information technology, health care and consumer staples sectors detracted most from the Fund’s results relative to its benchmark index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in discount retail apparel store operator Ross Stores, insurance company Unum Group, and regional mall real estate investment trust Simon Property Group. We chose to overweight Ross Stores because of our positive views on Profitability and Quality. We chose to overweight Unum Group based on our positive views on Sentiment and Profitability. The overweight in Simon Property Group was the result of our positive views on Management and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were an underweight position in information technology giant Apple and overweight positions in software manufacturing behemoth Microsoft and independent oil and gas exploration and production company Devon Energy. Our negative views on Quality and Momentum led us to underweight Apple. Our positive views on Momentum and Sentiment led us to overweight Microsoft. The Fund had an overweighted position in Devon Energy because of our positive views on Sentiment and Quality.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. Accordingly, we continued our extensive ongoing research process but did not implement any significant model enhancements during the first quarter of 2010. During the second quarter, we continued to improve our factor timing within the Momentum theme.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2010, the Fund was overweight the energy sector relative to the S&P 500 Index. The Fund was underweight utilities, materials,financials, and consumer staples compared to the benchmark index on the same date. The Fund was relatively neutral in health care, information technology, industrials, consumer discretionary and telecommunication services at the end of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

What is your strategy going forward for the Fund?

In the coming months, we believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. Our focus will remain on companies with increasingly strong fundamentals, good profitability, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or size allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long run. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

 4

FUND BASICS

Structured U.S. Equity Fund
as of June 30, 2010

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS1

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Institutional	11.27%	-3.03%	-2.45%	0.78%	02/13/98
Service	11.06	N/A	N/A	-6.10	01/09/06

1 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. The Standardized Total Returns are calculated by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at net asset value (NAV). These returns are required by securities industry regulations and are designed to establish a standard method of showing mutual fund performance. Because VIT Funds do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Institutional	0.64%	0.70%
Service	0.85	0.95

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/103

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.0%	Software & Services
Lorillard, Inc.	3.9	Food, Beverage & Tobacco
Exxon Mobil Corp.	3.5	Energy
Eli Lilly & Co.	3.1	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	2.2	Energy
The Procter & Gamble Co.	2.2	Household & Personal Products
AT&T, Inc.	2.0	Telecommunication Services
Pfizer, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	2.0	Diversified Financials
United Parcel Service, Inc. Class B	1.9	Transportation

3 Opinions expressed in this report represent our present opinion only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2010

4 The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.4%

Automobiles & Components – 0.9%
6,112	Autoliv, Inc.*	$292,459
120,397	Johnson Controls, Inc.	3,235,068

		3,527,527

Banks – 2.8%
46,294	BB&T Corp.	1,217,995
17,565	Hudson City Bancorp, Inc.	214,996
8,111	PNC Financial Services Group, Inc.	458,271
137,085	U.S. Bancorp	3,063,850
227,431	Wells Fargo & Co.	5,822,234

		10,777,346

Capital Goods – 7.2%
19,432	Armstrong World Industries, Inc.*	586,458
14,427	Cummins, Inc.	939,631
23,869	Eaton Corp.	1,561,987
66,085	Emerson Electric Co.	2,887,254
323,175	General Electric Co.	4,660,183
51,035	Honeywell International, Inc.	1,991,896
2,728	MSC Industrial Direct Co., Inc. Class A	138,200
83,279	Northrop Grumman Corp.	4,533,709
46,171	Oshkosh Corp.*	1,438,688
3,598	Parker Hannifin Corp.	199,545
9,355	Rockwell Automation, Inc.	459,237
2,999	Rockwell Collins, Inc.	159,337
16,897	Textron, Inc.	286,742
31,430	The Boeing Co.	1,972,233
17,060	Timken Co.	443,389
47,216	Toro Co.	2,319,250
9,590	Tyco International Ltd.	337,856
43,628	United Technologies Corp.	2,831,893
3,765	WESCO International, Inc.*	126,768

		27,874,256

Commercial & Professional Services – 0.4%
36,119	Manpower, Inc.	1,559,618

Consumer Durables & Apparel – 0.6%
3,750	Fossil, Inc.*	130,125
26,037	Harman International Industries, Inc.*	778,246
8,151	Leggett & Platt, Inc.	163,509
22,882	Mohawk Industries, Inc.*	1,047,080
2,506	Whirlpool Corp.	220,077

		2,339,037

Consumer Services – 1.2%
9,695	Apollo Group, Inc. Class A*	411,747
69,543	Carnival Corp.	2,102,980
82,361	Starbucks Corp.	2,001,372

		4,516,099

Diversified Financials – 6.5%
413,772	Bank of America Corp.	5,945,904
86,223	Capital One Financial Corp.	3,474,787
544,958	Citigroup, Inc.*	2,049,042
2,438	CME Group, Inc.	686,419
8,631	Franklin Resources, Inc.	743,906

206,504	JPMorgan Chase & Co.	7,560,111
85,343	SEI Investments Co.	1,737,583
114,523	The Bank of New York Mellon Corp.	2,827,573

		25,025,325

Energy – 11.1%
127,428	Chevron Corp.	8,647,264
16,491	Cimarex Energy Co.	1,180,426
135,497	ConocoPhillips	6,651,548
54,391	Devon Energy Corp.	3,313,499
38,047	Exterran Holdings, Inc.*	981,993
233,104	Exxon Mobil Corp.	13,303,225
29,720	Halliburton Co.	729,626
50,285	Hess Corp.	2,531,347
33,247	Schlumberger Ltd.	1,839,889
18,726	Sunoco, Inc.	651,103
155,298	Valero Energy Corp.	2,792,258

		42,622,178

Food & Staples Retailing – 1.5%
8,436	Costco Wholesale Corp.	462,546
15,770	CVS Caremark Corp.	462,376
37,491	Walgreen Co.	1,001,010
84,141	Wal-Mart Stores, Inc.	4,044,658

		5,970,590

Food, Beverage & Tobacco – 6.8%
21,390	Altria Group, Inc.	428,655
146,336	Archer-Daniels-Midland Co.	3,778,395
17,312	Dr. Pepper Snapple Group, Inc.	647,296
46,836	Hansen Natural Corp.*	1,831,756
208,456	Lorillard, Inc.	15,004,663
6,106	PepsiCo, Inc.	372,161
13,398	Philip Morris International, Inc.	614,164
23,197	The Coca-Cola Co.	1,162,634
148,334	Tyson Foods, Inc. Class A	2,431,194

		26,270,918

Health Care Equipment & Services – 3.2%
2,459	Becton, Dickinson and Co.	166,278
198,599	Boston Scientific Corp.*	1,151,874
90,490	Cardinal Health, Inc.	3,041,369
72,112	CareFusion Corp.*	1,636,942
5,366	Health Net, Inc.*	130,770
11,358	Humana, Inc.*	518,720
9,365	McKesson Corp.	628,953
16,580	Stryker Corp.	829,995
62,607	UnitedHealth Group, Inc.	1,778,039
51,454	WellPoint, Inc.*	2,517,644

		12,400,584

Household & Personal Products – 2.5%
9,316	Colgate-Palmolive Co.	733,728
8,018	Herbalife Ltd.	369,229
144,093	The Procter & Gamble Co.	8,642,698

		9,745,655

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Insurance – 3.4%
10,212	ACE Ltd.	$525,714
19,341	Berkshire Hathaway, Inc. Class B*	1,541,284
51,618	Loews Corp.	1,719,396
76,075	MetLife, Inc.	2,872,592
28,143	The Travelers Companies, Inc.	1,386,043
224,969	Unum Group	4,881,827

		12,926,856

Materials – 2.9%
3,885	Domtar Corp.	190,948
17,233	E.I. du Pont de Nemours & Co.	596,089
22,396	Eastman Chemical Co.	1,195,051
64,521	Freeport-McMoRan Copper & Gold, Inc.	3,815,127
16,708	Huntsman Corp.	144,858
101,527	International Paper Co.	2,297,556
8,453	Monsanto Co.	390,698
10,302	Newmont Mining Corp.	636,045
15,007	Reliance Steel & Aluminum Co.	542,503
11,645	Schnitzer Steel Industries, Inc. Class A	456,484
39,866	The Dow Chemical Co.	945,622

		11,210,981

Media – 4.0%
174,637	Comcast Corp. Class A	3,033,445
135,585	Comcast Corp. Special A Shares	2,227,661
5,901	DIRECTV Class A*	200,162
190,806	DISH Network Corp. Class A	3,463,129
64,638	News Corp. Class A	773,070
197,727	Time Warner, Inc.	5,716,288

		15,413,755

Pharmaceuticals, Biotechnology & Life Sciences – 9.0%
126,757	Amgen, Inc.*	6,667,418
8,067	Biogen Idec, Inc.*	382,779
24,420	Celgene Corp.*	1,241,025
4,739	Cephalon, Inc.*	268,938
355,774	Eli Lilly & Co.	11,918,429
89,505	Gilead Sciences, Inc.*	3,068,232
55,523	Johnson & Johnson	3,279,188
34,583	King Pharmaceuticals, Inc.*	262,485
542,309	Pfizer, Inc.	7,733,326

		34,821,820

Real Estate Investment Trust – 3.3%
25,668	Annaly Capital Management, Inc.	440,206
9,959	AvalonBay Communities, Inc.	929,872
7,983	Mack-Cali Realty Corp.	237,335
4,067	Plum Creek Timber Co., Inc.	140,434
16,888	Public Storage, Inc.	1,484,624
65,818	Rayonier, Inc.	2,897,308
80,360	Simon Property Group, Inc.	6,489,070

		12,618,849

Retailing – 3.1%
17,374	Amazon.com, Inc.*	1,898,283
17,855	Best Buy Co., Inc.	604,570

31,255	Big Lots, Inc.*	1,002,973
7,955	Carmax, Inc.*	158,325
31,625	Guess?, Inc.	987,965
26,540	J.C. Penney Co., Inc.	570,079
38,324	Limited Brands, Inc.	845,811
51,714	Nordstrom, Inc.	1,664,674
53,737	Ross Stores, Inc.	2,863,645
49,146	Williams-Sonoma, Inc.	1,219,804

		11,816,129

Semiconductors & Semiconductor Equipment – 3.2%
17,230	Advanced Micro Devices, Inc.*	126,124
17,840	Fairchild Semiconductor International, Inc.*	150,034
352,162	Intel Corp.	6,849,551
30,451	LSI Corp.*	140,074
173,218	Micron Technology, Inc.*	1,470,621
158,010	Texas Instruments, Inc.	3,678,473

		12,414,877

Software & Services – 8.4%
156,821	Accenture PLC Class A	6,061,132
3,265	Computer Sciences Corp.	147,741
12,086	eBay, Inc.*	237,006
9,802	Google, Inc. Class A*	4,361,400
667,174	Microsoft Corp.	15,351,674
171,223	Oracle Corp.	3,674,445
180,910	Symantec Corp.*	2,511,031

		32,344,429

Technology Hardware & Equipment – 7.1%
286,905	Cisco Systems, Inc.*	6,113,946
309,803	Dell, Inc.*	3,736,224
86,841	EMC Corp.*	1,589,190
90,817	Flextronics International Ltd.*	508,575
42,527	Hewlett-Packard Co.	1,840,569
152,664	Ingram Micro, Inc. Class A*	2,318,966
188,337	Motorola, Inc.*	1,227,957
273,990	Seagate Technology*	3,572,830
90,480	Tellabs, Inc.	578,167
86,274	Tyco Electronics Ltd.	2,189,634
17,528	Vishay Intertechnology, Inc.*	135,667
110,812	Western Digital Corp.*	3,342,090

		27,153,815

Telecommunication Services – 2.8%
320,722	AT&T, Inc.(a)	7,758,265
449,007	Sprint Nextel Corp.*	1,903,790
34,442	Verizon Communications, Inc.	965,065

		10,627,120

Transportation – 2.4%
5,997	Copa Holdings SA Class A	265,187
25,731	FedEx Corp.	1,804,001
125,216	United Parcel Service, Inc. Class B	7,123,538

		9,192,726

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Utilities – 3.1%
5,998	Consolidated Edison, Inc.	$258,514
28,856	Constellation Energy Group, Inc.	930,606
35,126	Dominion Resources, Inc.	1,360,781
259,042	Duke Energy Corp.	4,144,672
2,156	Entergy Corp.	154,413
86,875	Exelon Corp.	3,298,644
12,820	Integrys Energy Group, Inc.	560,747
8,249	MDU Resources Group, Inc.	148,729
29,426	NiSource, Inc.	426,677
9,483	NRG Energy, Inc.*	201,134
12,803	PPL Corp.	319,435
13,714	TECO Energy, Inc.	206,670

		12,011,022

TOTAL COMMON STOCKS
(Cost $371,513,242)		$375,181,512

Shares	Rate	Value

Short-term Investment(b) – 2.5%

JPMorgan U.S. Government Money Market Fund – Capital Shares
9,533,058	0.067%	$9,533,058
(Cost $9,533,058)

TOTAL INVESTMENTS – 99.9%
(Cost $381,046,300)		$384,714,570

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		301,171

NET ASSETS – 100.0%		$385,015,741

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Current Value	Gain (Loss)

S&P 500 E-mini Index	157	September 2010	$8,058,810	$(648,950)

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities, at value (identified cost $381,046,300)	$384,714,570
Receivables:
Investment securities sold	2,998,466
Fund shares sold	1,580,236
Dividends	202,034
Reimbursement from investment adviser	32,734
Other assets	2,920

Total assets	389,530,960

Liabilities:

Payables:
Investment securities purchased	3,115,092
Fund shares redeemed	405,349
Amounts owed to affiliates	233,043
Due to broker — variation margin	68,295
Accrued expenses and other liabilities	693,440

Total liabilities	4,515,219

Net Assets:

Paid-in capital	643,249,699
Accumulated undistributed net investment income	3,229,038
Accumulated net realized loss from investment and futures transactions	(264,482,316)
Net unrealized gain on investments and futures	3,019,320

NET ASSETS	$385,015,741

Net Assets:
Institutional	$288,203,411
Service	96,812,330

Total Net Assets	$385,015,741

Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	32,817,847
Service	11,021,825

Net asset value, offering and redemption price per share:
Institutional	$8.78
Service	8.78

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Dividends	$4,480,818
Securities lending income — affiliated issuer	2,334

Total investment income	4,483,152

Expenses:

Management fees	1,359,698
Distribution and Service fees — Service Shares	137,403
Transfer Agent fees(a)	43,857
Professional fees	43,272
Printing and mailing costs	35,571
Custody and accounting fees	34,048
Trustee fees	6,045
Other	7,092

Total expenses	1,666,986

Less — expense reductions	(139,247)

Net expenses	1,527,739

NET INVESTMENT INCOME	2,955,413

Realized and unrealized gain (loss) from investment and futures transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	11,430,277
Securities lending reinvestment vehicle transactions — affiliated issuer	33,610
Futures transactions	(105,452)
Net change in unrealized loss on:
Investments — unaffiliated issuers	(44,425,910)
Securities lending reinvestment vehicle — affiliated issuer	(33,610)
Futures	(665,985)

Net realized and unrealized loss from investment and futures transactions	(33,767,070)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,811,657)

(a)	Institutional and Service Shares had Transfer Agent fees of $32,866 and $10,991, respectively.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2010	Fiscal Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income	$2,955,413	$7,195,849
Net realized gain (loss) from investment and futures transactions	11,358,435	(75,374,280)
Net change in unrealized gain (loss) on investments and futures	(45,125,505)	148,918,901

Net increase (decrease) in net assets resulting from operations	(30,811,657)	80,740,470

Distributions to shareholders:

From net investment income
Institutional Shares	—	(6,370,564)
Service Shares	—	(1,887,246)

Total distributions to shareholders	—	(8,257,810)

From share transactions:

Proceeds from sales of shares	4,262,745	10,818,239
Reinvestment of distributions	—	8,257,810
Cost of shares redeemed	(41,501,270)	(89,222,749)

Net decrease in net assets resulting from share transactions	(37,238,525)	(70,146,700)

TOTAL INCREASE (DECREASE)	(68,050,182)	2,335,960

Net assets:

Beginning of period	453,065,923	450,729,963

End of period	$385,015,741	$453,065,923

Accumulated undistributed net investment income	$3,229,038	$273,625

The accompanying notes are an integral part of these financial statements.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders
			Net										Ratio of		Ratio of
	Net asset		realized							Net assets,	Ratio of		total		net investment
	value,	Net	and	Total from	From net	From		Net asset		end of	net expenses		expenses		income to		Portfolio
	beginning	investment	unrealized	investment	investment	net realized	Total	value, end	Total	period	to average		to average		average		turnover
Year — Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions	of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010 — Institutional	$9.50	$0.07	$(0.79)	$(0.72)	$—	$—	$—	$8.78	(7.58)%	$288,203	0.64	%(c)	0.70	%(c)	1.40	%(c)	22%
2010 — Service	9.51	0.06	(0.79)	(0.73)	—	—	—	8.78	(7.68)	96,812	0.85	(c)	0.95	(c)	1.19	(c)	22

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 — Institutional	7.99	0.15	1.54	1.69	(0.18)	—	(0.18)	9.50	21.15	340,536	0.68		0.72		1.75		136
2009 — Service	8.00	0.13	1.54	1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89		0.97		1.53		136

2008 — Institutional	13.16	0.17	(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		0.72		1.53		110
2008 — Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		0.97		1.34		110

2007 — Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(d)	0.72	(d)	1.02	(d)	125
2007 — Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(d)	0.97	(d)	0.94	(d)	125

2006 — Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		0.72		1.01		99
2006 — Service (Commenced January 9, 2006)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(c)	0.97	(c)	0.92	(c)	99

2005 — Institutional	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		0.76		1.00		109

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Futures Contracts — The Fund may purchase or sell futures contracts with respect to the S&P 500 Index to hedge against changes in securities prices, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended June 30, 2010, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2010, Goldman Sachs waived approximately $22,000 in distribution and service fees for the Fund’s Services Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAM reimbursed approximately $117,300 to the Fund.
As of June 30, 2010, amounts owed to affiliates were approximately $208,500, $17,800 and $6,700 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2010, Goldman Sachs earned approximately $1,400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$375,181,512	$—	$—
Short-term Investment	9,533,058	—	—

Total	$384,714,570	$—	$—

Liabilities
Derivatives	$(648,950)	$—	$—

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as of June 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Statement of
Assets and Liabilities
Risk	Location	Liabilities

Equity	Due to broker — variation margin	$(648,950)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities and their indicative volumes for the six months ended June 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$(105,452)	$(665,985)	142

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2010, were $92,892,037 and $128,975,062, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund’s investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2010, is reported under Investment Income on the Statement of Operations. A portion of this amount, $500, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2010, GSAL earned $246 in fees as securities lending agent.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Enhanced Portfolio II for the six months ended June 30, 2010 (in thousands):

Number of			Number of
Shares Held			Shares Held	Value at End
Beginning of Period	Shares Bought	Shares Sold	End of Period	of Period

33,609	9,390	(42,999)	—	$—

8. TAX INFORMATION

As of the most recent fiscal year end, December 31, 2009, the Fund’s capital loss carryforwards on a tax-basis were as follows:

Capital loss carryforward:[1]
Expiring 2010	$(31,739,316)
Expiring 2016	(100,034,314)
Expiring 2017	(139,411,293)

Total capital loss carryforward	$(271,184,923)

[1]	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be substantially limited under the Code.

As of June 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$385,671,555

Gross unrealized gain	25,883,759
Gross unrealized loss	(26,840,744)

Net unrealized security loss	$(956,985)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains on regulated futures contracts and differences related to the tax treatment of partnership investments.

9. OTHER RISKS

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2010		For the Fiscal Year Ended
	(Unaudited)		December 31, 2009
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	343,346	$3,149,979	882,949	$6,944,789
Reinvestment of distributions	—	—	668,475	6,370,564
Shares redeemed	(3,360,819)	(32,549,769)	(8,810,469)	(71,712,860)

	(3,017,473)	(29,399,790)	(7,259,045)	(58,397,507)

Service Shares
Shares sold	115,375	1,112,766	473,655	3,873,450
Reinvestment of distributions	—	—	197,825	1,887,246
Shares redeemed	(920,935)	(8,951,501)	(2,171,765)	(17,509,889)

	(805,560)	(7,838,735)	(1,500,285)	(11,749,193)

NET DECREASE	(3,823,033)	$(37,238,525)	(8,759,330)	$(70,146,700)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured U.S. Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii) trends in headcount;

(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d) expense information for the Fund, including:

(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii) the Fund’s expense trends over time; and

(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f) the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to reimburse certain expenses of the Fund and waive certain distribution and service fees that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;

(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio brokerage, distribution and other services;

(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k) commission rates paid by the Fund and other portfolio trading related issues;

(l) the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Fund. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund ranked in the bottom half of its peer group over the three- and five-year periods ended December 31, 2009, but also considered the recent improvement of the Fund over the recent one-year period. The Trustees also noted that, in response to the recent market turmoil, the Investment Adviser implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

used to manage the Fund (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel. The Trustees also recognized that these changes would need time to achieve their desired effects, and resolved to continue to monitor the Fund’s performance. The Trustees noted that they had expressed concern about the Fund’s persistent under performance relative to its peer group and benchmark to senior management of the Investment Adviser, and determined that the changes implemented by the Investment Adviser and the Fund’s more recent performance provided a basis for concluding that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a four-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s and Goldman Sachs’ undertakings to limit fees and other expenses to certain amounts. They also considered the lower contractual fee rate implemented at the first breakpoint for the Fund in 2009. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned throughout the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional or Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses
			Paid for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	1/01/10	6/30/10	6/30/10*
Institutional
Actual	$1,000	$924.20	$3.05
Hypothetical 5% return	1,000	1,021.62 +	3.21

Service
Actual	1,000	923.20	4.05
Hypothetical 5% return	1,000	1,020.58 +	4.26

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITUSSAR10/39467.MF.TMPL/08-10

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Semi-Annual Report
June 30, 2010

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Fund’s performance and positioning for the six months ended June 30, 2010.

How did the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund (the “Fund”) perform during the semi-annual period ended June 30, 2010?

At the end of the six month period ended June 30, 2010 (the “Reporting Period”), the Fund’s standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was 0.01%. The Fund’s one-month simple average yield was 0.01% as of June 30, 2010. The Fund’s 7-day distribution yield was 0.01% as of June 30, 2010.

We believe it is important to understand how the standardized yield is derived. To ensure that no money market fund manager was misrepresenting its yield and to provide a common basis for comparing the yields of different fund managers, the Securities and Exchange Commission (SEC) created specific guidelines for the standardized yield calculation methodology and mandated all money market funds to quote this yield to investors. This calculation does not fully reflect the actual distribution income generated by the Fund. The standardized yield calculation methodology does not allow for the inclusion of capital gains and/or losses that are realized in the course of our active trading strategy. However, the 7-day distribution yield includes gains and/or losses that are realized in the course of our active trading strategy, thereby providing the investor with a more accurate representation of the Fund’s actual distribution income, inclusive of both income and short-term capital gains. The standardized 7-day effective yield assumes reinvestment of dividends for one year. The 7-day distribution yield is the average return over the previous seven days and is the Fund’s total income net of expenses, divided by the total number of outstanding shares. Looking at both standardized yields and distribution yields together should help investors understand the magnitude and composition of the Fund’s distributions.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein financial regulation reform by the SEC, the Federal Reserve Board (the Fed) remaining on hold, and mixed economic indicators had great effect on the money markets. Yields in the money markets remained low throughout.

The first quarter of 2010 was characterized by relatively mixed economic data but generally improving investor sentiment. As the quarter began in January, sentiment was generally negative, as investors questioned the robustness of the economic recovery. There were also concerns about the potential impact of withdrawal of government stimulus programs and the eventual tightening of monetary policy. The labor market was still soft, and there were various signs that earlier improvements seen in the employment data were more the result of reduced layoffs than increased hires. All of these factors, combined with President Obama’s proposal of the Financial Crisis Responsibility Fee and other initiatives designed to limit the size and trading activities of financial institutions in order to minimize risk taking, sparked a sell-off across risky assets early in the quarter. By the end of March, more encouraging data had been posted. Retail sales, manufacturing orders and personal income and spending figures all pointed to a positive turnaround in the U.S. economy. U.S. durable goods figures indicated a healthy recovery in the manufacturing sector and recovering world trade, while the latest income and spending figures suggested that households might be playing a larger part in the economy’s recovery. The labor market, despite stabilizing job losses, remained weak. The Fed’s policy statement in March indicated that it intended to maintain the “low for long” theme.

The second quarter of the year saw yields on sovereign bonds in several core countries hit lows that had not been seen in some time. Such a rally in government-backed fixed income securities, especially U.S. Treasuries, was primarily due to fears surrounding the debt sustainability of European peripheries, the possible impact of U.S. financial regulation reform on banks’ profitability and balance sheets, signs of heat running out of the Chinese economy, and a slowdown in the recovery of global economic growth. Europe’s fiscal problems came to a head in May, forcing policymakers to announce a EUR750 billion backstop for the sovereign debt of Eurozone peripheral countries. The European Central Bank, in turn,

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

began directly purchasing government bonds. U.S. Treasuries rallied strongly, with interest rates moving lower across the yield curve, or spectrum of maturities. As Treasury yields fell, the gap in yields between Treasury securities and the relatively steady short-term interest rates narrowed. This narrowing, in turn, contributed to the flattening of the taxable money market yield curve, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end decreased.

Another factor that caused the taxable money market yield curve to flatten was the SEC Rule 2a-7 amendments affecting money market funds that became effective on May 5, 2010, with required compliance dates staggered throughout 2010. The rule changes adopted by the SEC were designed to strengthen the regulatory requirements governing money market funds and better protect investors. They were also intended to increase the resilience of money market funds to economic stresses. The regulations include revisions designed to increase credit quality, improve liquidity, shorten maturity limits and enhance reporting requirements of money market funds.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Fund yields stayed low over the course of the Reporting Period due primarily to the market factors discussed above. Also, as the money markets experienced a flattening of the yield curve in the wake of the amendments to Rule 2a-7 and the money markets universe generally saw large outflows of assets, as investors sought higher yields elsewhere. As concerns about the debt in peripheral Europe caused volatility in the financial markets, keeping short-term Treasury rates low, we sought to take advantage of the higher rates available in the LIBOR curve by holding asset-backed commercial paper with maturities in the one- to three-month range. LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

At the start of the Reporting Period, the Fund’s weighted average maturity was 37 days. As market conditions shifted, especially regarding liquidity in the short-term markets, we adjusted the Fund’s weighted average maturity between 20 days and 40 days. The Fund’s weighted average maturity was 24 days on June 30, 2010. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposit during the Reporting Period. Our focus was on securities with one- to three-month maturities, although we did make purchases with relatively longer maturities when we saw backups, or falling prices, as we sought to lock in the higher yields then available.

It is important to note that while one of the goals of the SEC’s recently adopted money market fund rule changes is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices. The Fund maintains an approach to investing that prioritizes the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. As such, the spirit of the SEC’s changes aligns well with our conservative approach to money market investing.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As mentioned earlier, we made adjustments in the Fund’s weighted average maturity as market conditions shifted. We also placed an increased emphasis on building a higher Fund concentration in overnight securities.

What is the Fund’s tactical view and strategy for the months ahead?

We expect the Fed to maintain its near-zero targeted federal funds rate for the remainder of 2010. That said, sweeping changes in financial regulations, asset trends and heightened volatility are likely to combine to pressure rates to move up, absent a move by the Fed. With many of the government support programs having expired, the key question ahead may be whether or not a more sustainable recovery can be driven forward without such stimulus. We expect the U.S. economy to expand 3.0% year-over-year in 2010, below the 3.3% consensus forecast. We expect inflation of 1.6% in 2010, below the 2.2% consensus. Though we still believe that subdued inflation and an uncertain economic view will likely keep the Fed on hold until 2011, stronger-than-expected growth could persuade policymakers to raise interest rates from their historic lows sooner than is widely anticipated.

Against this backdrop, we will continue to carefully watch market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

agreements, and program ratings. We also intend to maintain a healthy liquidity position in the Fund for the near term and to seek opportunities to lengthen the Fund’s weighted average maturity when we see yields improve. Of course, we will continue to fully comply with the rule changes by the dates required by the SEC. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

MONEY MARKET FUND†
Security Type
(Percentage of Net Assets)

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments
June 30, 2010 (Unaudited)

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

Commercial Paper and Corporate Obligations – 36.2%

Amsterdam Funding Corp.
$4,000,000	0.400%		07/02/10	$3,999,955
Argento Variable Funding Co. LLC
1,000,000	0.420		07/09/10	999,907
1,000,000	0.580		09/24/10	998,630
Aspen Funding Corp.
2,087,000	0.450		08/16/10	2,085,800
Atlantic Asset Securitization LLC
3,000,000	0.426		07/27/10	2,999,078
Cafco LLC
1,000,000	0.520		09/24/10	998,772
Chariot Funding LLC
3,000,000	0.400		07/13/10	2,999,600
Charta LLC
1,000,000	0.550		09/10/10	998,915
1,000,000	0.520		09/24/10	998,772
Clipper Receivables Co. LLC
3,000,000	0.330		08/02/10	2,999,120
Govco LLC
1,000,000	0.580		08/26/10	999,098
1,000,000	0.520		09/23/10	998,787
Grampian Funding LLC
1,000,000	0.570		09/15/10	998,797
Hannover Funding Co. LLC
3,000,000	0.480		07/07/10	2,999,760
Jupiter Securitization Corp.
3,000,000	0.400		07/15/10	2,999,533
LMA Americas LLC
3,000,000	0.400		07/21/10	2,999,333
Matchpoint Master Trust
1,000,000	0.570		09/27/10	998,607
Nieuw Amsterdam Receivables Corp.
1,000,000	0.400		07/09/10	999,911
NRW. Bank
2,000,000	0.350		08/05/10	1,999,319
Royal Park Investments SA
1,000,000	0.620		09/21/10	998,588
Standard Chartered Bank
1,000,000	0.410		07/19/10	999,795
1,000,000	0.410		07/29/10	999,681
Straight-A Funding LLC
4,000,000	0.300		07/02/10	3,999,967
Thames Asset Global Securitisation, Inc.
1,000,000	0.580		09/13/10	998,808
Windmill Funding Corp.
3,800,000	0.400		07/02/10	3,799,958
Yorktown Capital LLC
3,000,000	0.280		07/19/10	2,999,580

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$50,868,071

Eurodollar Certificates of Deposit – 4.3%

Credit Agricole SA
$3,000,000	0.540%		08/02/10	$3,000,027

Credit Industriel et Commercial SA
3,000,000	0.605		08/02/10	3,000,053

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT				$6,000,080

Government Guarantee Variable Rate Obligations*(a) – 0.7%

Bank of America N.A.
$1,000,000	0.378%		07/29/10	$1,000,000

U.S. Government Agency Obligations – 15.4%

Federal Home Loan Bank
$500,000	0.250	%(a)	07/11/10	$499,684
900,000	0.297	(a)	07/25/10	899,757
1,000,000	0.303	(a)	08/13/10	999,560
4,000,000	0.560		08/27/10	3,999,700
2,000,000	0.398	(a)	09/01/10	1,999,849
1,000,000	0.500		03/14/11	1,000,000
1,000,000	0.710		06/03/11	1,000,000
Federal Home Loan Mortgage Corp.(a)
5,740,000	0.341		07/07/10	5,740,763
1,400,000	0.270		07/11/10	1,398,930
1,000,000	0.194		07/12/10	1,000,000
300,000	0.277		08/05/10	299,934
200,000	0.516		09/03/10	199,989
Federal National Mortgage Association
1,500,000	0.540		07/12/10	1,499,753
1,000,000	0.188	(a)	07/13/10	999,990

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$21,537,909

Variable Rate Municipal Debt Obligations(a) – 3.6%

Minneapolis Health Care System VRDN RB for Fairview Health Services Series 2008 E (Wells Fargo Bank N.A. LOC)
$3,595,000	0.180%		07/07/10	$3,595,000
New York City GO VRDN Taxable Fiscal Series 2008 Subseries J-13 (Lloyds TSB Bank PLC SPA)
1,500,000	0.420		07/07/10	1,500,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$5,095,000

Variable Rate Obligations(a) – 7.1%

Australia & New Zealand Banking Group Ltd.
$1,000,000	0.377%		07/26/10	$1,000,000
Intesa Sanpaolo SPA
1,000,000	0.350		07/14/10	1,000,000
JPMorgan Chase & Co.
3,000,000	0.346		07/21/10	3,000,000

The accompanying notes are an integral part of these financial statements.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
June 30, 2010 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Obligations(a) – (continued)

Rabobank Nederland
$2,000,000	0.791%	07/07/10	$2,000,000
1,000,000	0.436	08/16/10	1,000,000
Westpac Securities New Zealand Ltd.
2,000,000	0.428	07/21/10	2,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$10,000,000

Yankee Certificates of Deposit – 6.4%

Banco Santander SA
$1,000,000	0.700%	07/08/10	$1,000,000
Bank of Nova Scotia
3,000,000	0.300	07/23/10	3,000,000
Deutsche Bank Securities, Inc.
3,000,000	0.300	07/21/10	3,000,000
Royal Bank of Scotland Group PLC
2,000,000	0.300	07/06/10	2,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$9,000,000

U.S. Treasury Obligation – 0.7%

United States Treasury Bills
$1,020,000	0.140%	07/29/10	$1,019,889

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$104,520,949

Repurchase Agreements(b) – 25.6%

BNP Paribas Securities Co.
$4,000,000	0.230%	07/01/10	$4,000,000
Maturity Value: $4,000,026
Collateralized by Hutchison Whampoa International Ltd., 6.500%, due 02/13/13. The market value of the collateral, including accrued interest, was $4,200,000.

Joint Repurchase Agreement Account II
31,900,000	0.053	07/01/10	31,900,000
Maturity Value: $31,900,047

TOTAL REPURCHASE AGREEMENTS			$35,900,000

TOTAL INVESTMENTS – 100.0%			$140,420,949

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(69,933)

NET ASSETS – 100.0%			$140,351,016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(b)	Unless otherwise noted, all repurchase agreements were entered into on June 30, 2010. Additional information on Joint Repurchase Agreement Account II appears on page 7.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or for floating rate securities, the current reset date, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest rate reset date for floating rate securities.

Investment Abbreviations:
GO	—	General Obligation
LOC	—	Letter of Credit
RB	—	Revenue Bond
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2010, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $31,900,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$360,000,000	0.01%	07/01/10	$360,000,100

Banc of America Securities LLC	1,380,000,000	0.05	07/01/10	1,380,001,917

Banc of America Securities LLC	200,000,000	0.15	07/01/10	200,000,833

Barclays Capital, Inc.	1,100,000,000	0.01	07/01/10	1,100,000,306

Barclays Capital, Inc.	700,000,000	0.02	07/01/10	700,000,389

BNP Paribas Securities Co.	3,500,000,000	0.02	07/01/10	3,500,001,944

BNP Paribas Securities Co.	1,600,000,000	0.05	07/01/10	1,600,002,222

Citigroup Global Markets, Inc.	1,500,000,000	0.08	07/01/10	1,500,003,333

Credit Suisse Securities (USA) LLC	400,000,000	0.05	07/01/10	400,000,556

JPMorgan Securities	1,000,000,000	0.01	07/01/10	1,000,000,278

JPMorgan Securities	465,000,000	0.04	07/01/10	465,000,517

Merrill Lynch & Co., Inc.	850,000,000	0.05	07/01/10	850,001,181

Morgan Stanley & Co.	500,000,000	0.05	07/01/10	500,000,694

RBS Securities, Inc.	750,000,000	0.01	07/01/10	750,000,208

RBS Securities, Inc.	1,350,000,000	0.07	07/01/10	1,350,002,625

UBS Securities LLC	242,400,000	0.07	07/01/10	242,400,471

UBS Securities LLC	500,000,000	0.14	07/01/10	500,001,944

Wachovia Capital Markets	2,000,000,000	0.10	07/01/10	2,000,005,556

Wells Fargo Securities LLC	1,750,000,000	0.10	07/01/10	1,750,004,861

TOTAL				$20,147,429,935

At June 30, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

	Interest	Maturity
Issuer	Rates	Dates

Federal Farm Credit Bank	1.750% to 7.350%	03/07/11 to 08/03/37

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	09/17/10 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	07/12/10 to 06/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	03/15/31

Federal National Mortgage Association	0.000 to 10.500	07/12/10 to 02/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	07/15/11 to 07/15/29

Federal National Mortgage Association Principal-Only Stripped Securities	0.000	01/15/30 to 05/15/30

Government National Mortgage Association	3.500 to 6.500	11/15/23 to 06/20/40

Tennessee Valley Authority	4.875 to 6.000	03/15/13 to 12/15/16

Tennessee Valley Authority Interest-Only Stripped Securities	0.000	11/01/10 to 05/01/20

U.S. Treasury Bills	0.000	07/01/10 to 09/30/10

U.S. Treasury Bond	4.375	11/15/39

U.S. Treasury Notes	1.000 to 8.125	01/15/11 to 05/15/20

U.S. Treasury Bond Interest-Only Stripped Security	0.000	11/15/24

U.S. Treasury Notes Interest-Only Stripped Securities	0.000	08/15/10 to 02/15/20

The aggregate market value of the collateral, including accrued interest, was $20,564,013,100.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)

Assets:

Investments in securities, at value based on amortized cost	$104,520,949
Repurchase agreement, at value based on amortized cost	35,900,000
Cash	19,782
Receivables:
Fund shares sold	122,441
Interest	41,801
Reimbursement from investment adviser	19,125
Other assets	1,121

Total assets	140,625,219

Liabilities:

Payables:
Fund shares redeemed	165,300
Amounts owed to affiliates	39,688
Accrued expenses and other liabilities	69,215

Total liabilities	274,203

Net Assets:

Paid-in capital	140,352,874
Accumulated undistributed net investment loss	(1,858)

NET ASSETS	$140,351,016

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	140,351,016
Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of these financial statements.

 8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

Investment income:

Interest	$186,537

Expenses:

Management fees	205,223
Distribution and Service fees	170,734
Professional fees	34,543
Printing and mailing costs	22,979
Custody and accounting fees	22,809
Transfer Agent fees	13,659
Trustee fees	9,181
Other	5,600

Total expenses	484,728

Less — expense reductions	(294,504)

Net expenses	190,224

NET INVESTMENT LOSS	(3,687)

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	2,123

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,564)

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009

From operations:

Net investment income (loss)	$(3,687)	$256,440
Net realized gain from investment	2,123	31,994

Net increase (decrease) in net assets resulting from operations	(1,564)	288,434

Distributions to shareholders:

From net investment income	(3,649)	(281,099)
From net realized gains	(2,123)	—

Total distributions to shareholders	(5,772)	(281,099)

From share transactions (at net asset value of $1.00 per share):

Proceeds from sales of shares	31,028,216	36,215,518
Reinvestment of distributions	5,772	281,099
Cost of shares redeemed	(34,022,862)	(88,027,845)

Net decrease in net assets resulting from share transactions	(2,988,874)	(51,531,228)

TOTAL DECREASE	(2,996,210)	(51,523,893)

Net assets:

Beginning of period	143,347,226	194,871,119

End of period	$140,351,016	$143,347,226

Accumulated undistributed net investment income (loss)	$(1,858)	$5,478

The accompanying notes are an integral part of these financial statements.

 10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations						Distributions to shareholders
																		Ratio of		Ratio of
	Net asset									From			Net asset		Net assets,	Ratio of		total		net investment
	value,	Net		Net		Total from		From net		net			value,		end of	net expenses		expenses		income (loss)
	beginning	investment		realized		investment		investment		realized		Total	end of	Total	period	to average		to average		to average
	of period	income		gains		operations		income		gains		distributions(a)	period	return(b)	(in 000s)	net assets		net assets		net assets

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2010	$1.00	$—	(c)(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00	0.01%	$140,351	0.28	%(e)	0.71	%(e)	(0.01	)%(e)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009	1.00	0.002	(c)(f)	—		0.002		(0.002	)(f)	—		(0.002)	1.00	0.15	143,347	0.53		0.77		0.15
2008	1.00	0.02	(c)	—		0.02		(0.02)		—		(0.02)	1.00	2.25	194,871	0.63		0.71		2.27
2007	1.00	0.05	(c)	—		0.05		(0.05)		—		(0.05)	1.00	4.98	205,518	0.48		0.71		4.87
2006(g)	1.00	0.05	(c)	—		0.05		(0.05)		—		(0.05)	1.00	4.65	199,439	0.49		0.71		4.59
2005(g)	1.00	0.03	(h)	—		0.03		(0.03	)(i)	—		(0.03)	1.00	2.75	222,194	0.55		0.55		2.65

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.00005 per share.
(e)	Annualized
(f)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.
(g)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years’ financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund.
(h)	Calculated based on the SEC methodology.
(i)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
June 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as the Distributor of the shares of the Fund pursuant to a Distribution Agreement.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — It is the Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity or reset date. Under procedures and tolerances established by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund. Long-term capital gains distributions, if any, are declared and paid annually.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Under these agreements, the Fund is permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is calculated daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D. Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expenses reimbursement, if any, is computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2010, GSAM reimbursed approximately $92,000 to the Fund.

E. Total Fund Expenses — During the six months ended June 30, 2010, GSAM voluntarily agreed to waive a portion of its management fee attributable to the Fund. Additionally, Goldman Sachs, as Distributor and Transfer Agent, has voluntarily agreed to waive all or a portion of distribution and service plan fees and transfer agency fees attributable to the Fund. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the period. The Fund is not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

Ratio of net expenses to
average net assets
Fee/Expense Type	for the six months ended
(contractual rate, if any)	June 30, 2010*

Management Fee (0.205%)#	0.24%
Distribution and Service Fees (0.25%)	0.04
Transfer Agency Fee (0.02%)	0.00
Other Expenses	0.00

Net Expenses	0.28%

*	Annualized

#	Prior to April 30, 2010, the contractual rate was 0.35%.

For the six months ended June 30, 2010, GSAM and Goldman Sachs (as applicable) waived approximately $45,000, $144,000, and $14,000 in management, distribution and service, and transfer agent fees, respectively. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs.

For the six months ended June 30, 2010, the amounts owed to affiliates of the Fund were approximately $24,000 and $15,000 for Management and Distribution and Service Fees, respectively.

F. Line of Credit Facility — As of June 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including but not limited to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of June 30, 2010:

	Level 1	Level 2(a)	Level 3

Assets
Corporate Obligations (including repurchase agreements)	$—	$112,768,151	$—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	1,019,889	21,537,909	—
Municipal Debt Obligations	—	5,095,000	—

Total	$1,019,889	$139,401,060	$—

(a)	The Fund utilizes amortized cost, which approximates fair value, to value money market investments. This results in a Level 2 classification as amortized cost is considered a model-based price.

5. OTHER RISKS

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies, accounts, or Goldman Sachs affiliates in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Interest Rate Risk — In a declining interest rate environment, low yields on the Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive certain fees (such as distribution and service, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and Goldman Sachs entered into a consent agreement settling this action. On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
June 30, 2010 (Unaudited)

7. OTHER MATTERS (continued)

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”, for purposes of this note only) nor any GSAM-managed funds were named in the complaint. Moreover, the SEC complaint did not seek any penalties against them or against any employee who is or has been part of GSAM.
GSAM, Goldman Sachs and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds. Due to a provision in the law governing the operation of mutual funds, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment. GSAM, Goldman Sachs and certain of their affiliates have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.
Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Goldman Sachs and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds.

8. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:
(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii) trends in headcount;
(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v) the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d) expense information for the Fund, including:
(i) the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii) the Fund’s expense trends over time; and
(iii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f) the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor and transfer agent, to waive certain fees and reimburse certain expenses of the Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h) potential economies of scale, if any;
(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, noting particularly efforts to comply with recent changes to Rule 2a-7, including the implementation of stress testing and liquidity procedures for the Fund and the substantial costs associated with implementing and complying with Rule 2a-7, as amended, going forward.

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to the performance rankings and ratings compiled by the Outside Data Provider. This information on the Fund’s investment performance relative to that of its peers was provided for the one-and three-year periods ended December 31, 2009.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Trustees considered the Fund’s investment performance in light of its investment objective and credit parameters. They also considered the difficult yield environment in which the Fund operated throughout much of 2008 and 2009. They noted that despite volatility in the financial markets in 2008 and 2009, the Investment Adviser was able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors, which was the result of fee waivers and expense reimbursements. In light of these considerations, the Independent Trustees believed that the Fund was providing investment performance within a competitive range for investors. The Independent Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a four-year history comparing the Fund’s expenses to the peer and category averages. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Fund’s “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the Fund’s contractual management fee, and Goldman Sachs’ undertakings to waive portions of the distribution and service fees and transfer agency fees paid by the Fund. They noted that the Investment Adviser and Goldman Sachs took those steps in order to maintain positive yields for the Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and noted that the Fund does not have management fee breakpoints. They considered the amount of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser. They also observed that the Fund’s level of profitability was lower as a result of fee waivers and expense reimbursements.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (g) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2010 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
	01/01/10	06/30/10		06/30/10*
Actual	$1,000.00	$1,000.00		$1.39
Hypothetical 5% return	1,000.00	1,023.41	+	1.40

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.28%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, NY 10282

Visit our Web site at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.

VITMMSAR10/39467.MF.TMPL/08-10

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Schedules of Investments are included as part of the Semi-Annual Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2010

/s/ George F. Travers
By: George F. Travers
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2010